EXHIBIT 10.8
                                CREDIT AGREEMENT

                      $40,000,000.00 Revolving Credit Loan
                           $85,000,000.00 Term Loan A
                           $45,000,000.00 Term Loan B
                            $10,000,000.00 ESOP Loan


                                      Among

                              TPC Finance Corp. and

                        Texas Petrochemicals Corporation,
                                 As the Company

                           The Lenders Defined Herein

                                       And

                    Texas Commerce Bank National Association,
                            As Agent for the Lenders

                                       And

                          ABN AMRO North America, Inc.
                         as agent for ABN AMRO Bank N.V.

                                       And

                             The Bank of Nova Scotia
                   As Co-Documentation Agents for the Lenders

                                  July 1, 1996

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I
DEFINITIONS; ACCOUNTING  TERMS.............................................. -2-
        SECTION 1.01    DEFINITIONS.  ...................................... -2-
        SECTION 1.02    TYPES OF ADVANCES.  ................................-22-
        SECTION 1.03    ACCOUNTING TERMS.  .................................-22-

ARTICLE II
THE LOANS...................................................................-22-
        SECTION 2.01    THE LOANS.  ........................................-22-
        SECTION 2.02    THE ESOP LOAN.  ....................................-24-
        SECTION 2.03    THE TERM LOANS.  ...................................-25-
        SECTION 2.04    NOTICE OF ADVANCE.  ................................-25-
        SECTION 2.05    THE NOTES.  ........................................-26-
        SECTION 2.06    DISBURSEMENT OF FUNDS.  ............................-27-
        SECTION 2.07    CONVERSIONS AND CONTINUANCES.  .....................-27-
        SECTION 2.08    MANDATORY REPAYMENTS.  .............................-28-
        SECTION 2.09    VOLUNTARY PREPAYMENTS.  ............................-31-
        SECTION 2.10    METHOD AND PLACE OF PAYMENT/NET PAYMENTS.  .........-32-
        SECTION 2.11    PRO RATA ADVANCES/PAYMENTS.  .......................-33-
        SECTION 2.12    INTEREST.  .........................................-33-
        SECTION 2.13    INTEREST PERIODS.  .................................-35-
        SECTION 2.14    INTEREST RATE NOT ASCERTAINABLE.  ..................-35-
        SECTION 2.15    CHANGE IN LEGALITY.  (a)  ..........................-36-
        SECTION 2.16    INCREASED COSTS, TAXES OR CAPITAL
                        ADEQUACY REQUIREMENTS.  ............................-36-
        SECTION 2.17    LIBOR ADVANCE PREPAYMENT AND DEFAULT PENALTIES.  ...-38-
        SECTION 2.18    TAX FORMS.  ........................................-38-

ARTICLE III
LETTERS OF CREDIT...........................................................-39-
        SECTION 3.01    LETTERS OF CREDIT.  ................................-39-
        SECTION 3.02    LETTER OF CREDIT REQUESTS.  ........................-39-
        SECTION 3.03    LETTER OF CREDIT PARTICIPATIONS.  ..................-40-
        SECTION 3.04    INCREASED COSTS.  ..................................-42-
        SECTION 3.05    CONFLICT BETWEEN APPLICATIONS AND AGREEMENT.  ......-43-

ARTICLE IV
FEES; COMMITMENTS...........................................................-43-
        SECTION 4.01    FEES.  .............................................-43-
        SECTION 4.02    VOLUNTARY REDUCTION OF TOTAL REVOLVING CREDIT
                        COMMITMENT.  .......................................-44-
        SECTION 4.03    MANDATORY REDUCTION OF TOTAL REVOLVING CREDIT
                        COMMITMENT.  .......................................-44-

ARTICLE V
CONDITIONS PRECEDENT........................................................-44-
        SECTION 5.01    CONDITIONS PRECEDENT TO THE INITIAL ADVANCE. .......-44-
        SECTION 5.02    CONDITIONS PRECEDENT TO ALL CREDIT EVENTS.  ........-48-
        SECTION 5.03    DELIVERY OF DOCUMENTS.  ............................-48-

ARTICLE VI
REPRESENTATIONS AND WARRANTIES..............................................-49-
        SECTION 6.01    ORGANIZATION AND QUALIFICATION.  ...................-49-
        SECTION 6.02    AUTHORIZATION AND VALIDITY.  .......................-49-
        SECTION 6.03    GOVERNMENTAL CONSENTS.  ............................-49-
        SECTION 6.04    CONFLICTING OR ADVERSE AGREEMENTS OR RESTRICTIONS.  -49-
        SECTION 6.05    TITLE TO ASSETS; LICENSES AND PERMITS.  ............-50-
        SECTION 6.06    LITIGATION.  .......................................-50-
        SECTION 6.07    FINANCIAL STATEMENTS.  .............................-50-
        SECTION 6.08    NO DEFAULTS.  ......................................-51-
        SECTION 6.09    INVESTMENT COMPANY ACT.  ...........................-51-
        SECTION 6.10    UTILITY REGULATION. ................................-51-
        SECTION 6.11    ERISA.  ............................................-51-
        SECTION 6.12    ENVIRONMENTAL MATTERS.  ............................-52-
        SECTION 6.13    PURPOSE OF LOANS.  .................................-53-
        SECTION 6.14    SUBSIDIARIES.  .....................................-53-
        SECTION 6.15    SOLVENCY.  .........................................-53-
        SECTION 6.16    ACCURACY OF INFORMATION.  ..........................-53-
        SECTION 6.17    INSURANCE.  ........................................-54-
        SECTION 6.18    INDEBTEDNESS AND CONTINGENT LIABILITIES.  ..........-54-
        SECTION 6.19    COMPLIANCE WITH LAWS.  .............................-54-
        SECTION 6.20    SECURITY INTERESTS.  ...............................-54-
        SECTION 6.21    MATERIAL CONTRACTS.  ...............................-55-

ARTICLE VII
AFFIRMATIVE COVENANTS.......................................................-55-
        SECTION 7.01    INFORMATION COVENANTS.  ............................-55-
        SECTION 7.02    BOOKS, RECORDS AND INSPECTIONS.  ...................-57-
        SECTION 7.03    INSURANCE AND MAINTENANCE OF PROPERTIES.  ..........-58-
        SECTION 7.04    PAYMENT OF TAXES.  .................................-59-
        SECTION 7.05    CORPORATE EXISTENCE.  ..............................-59-
        SECTION 7.06    COMPLIANCE WITH STATUTES. ..........................-59-
        SECTION 7.07    ERISA. .............................................-59-
        SECTION 7.08    UTILITY REGULATION.  ...............................-60-
        SECTION 7.09    SUBSIDIARIES.  .....................................-60-

ARTICLE VIII
NEGATIVE COVENANTS..........................................................-60-
        SECTION 8.01    CHANGE IN BUSINESS.  ...............................-60-
        SECTION 8.02    CONSOLIDATION, MERGER OR SALE OF ASSETS.  ..........-60-
        SECTION 8.03    INDEBTEDNESS.  .....................................-61-
        SECTION 8.04    LIENS.  ............................................-62-
        SECTION 8.05    INVESTMENTS.  ......................................-63-
        SECTION 8.06    GUARANTIES.  .......................................-63-
        SECTION 8.07    RESTRICTED PAYMENTS.  ..............................-64-
        SECTION 8.08    CHANGE IN ACCOUNTING.  .............................-64-
        SECTION 8.09    PREPAYMENT OF OTHER INDEBTEDNESS.  .................-65-
        SECTION 8.10    TRANSACTIONS WITH AFFILIATES. ......................-65-
        SECTION 8.11    SUBSIDIARIES' STOCK.  ..............................-65-
        SECTION 8.12    MATERIAL CONTRACTS..................................-65-
        SECTION 8.13    FINANCIAL RATIOS.  .................................-65-
        SECTION 8.14    CAPITAL EXPENDITURES.  .............................-66-
        SECTION 8.15    FISCAL YEAR.  ......................................-67-
        SECTION 8.16    SALE/LEASEBACK TRANSACTIONS.  ......................-67-

ARTICLE IX
EVENTS OF DEFAULT AND REMEDIES..............................................-67-
        SECTION 9.01    EVENTS OF DEFAULT.  ................................-67-
        SECTION 9.02    PRIMARY REMEDIES.  .................................-70-
        SECTION 9.03    OTHER REMEDIES.  ...................................-70-

ARTICLE X
THE AGENT...................................................................-70-
        SECTION 10.01    AUTHORIZATION AND ACTION.  ........................-70-
        SECTION 10.02    AGENT'S RELIANCE.  ................................-71-
        SECTION 10.03    AGENT AND AFFILIATES; TCB AND AFFILIATES.  ........-72-
        SECTION 10.04    LENDER CREDIT DECISION.  ..........................-72-
        SECTION 10.05    AGENT'S INDEMNITY.  ...............................-72-
        SECTION 10.06    SUCCESSOR AGENT.  .................................-73-
        SECTION 10.07    NOTICE OF DEFAULT.  ...............................-74-

ARTICLE XI
MISCELLANEOUS...............................................................-74-
        SECTION 11.01    AMENDMENTS.  ......................................-74-
        SECTION 11.02    NOTICES.  .........................................-74-
        SECTION 11.03    NO WAIVER; REMEDIES.  .............................-76-
        SECTION 11.04    COSTS, EXPENSES AND TAXES.  .......................-76-
        SECTION 11.05    INDEMNITY.  .......................................-76-
        SECTION 11.06    RIGHT OF SETOFF.  .................................-77-
        SECTION 11.07    GOVERNING LAW.  ...................................-78-

        SECTION 11.08    INTEREST.  ........................................-78-
        SECTION 11.09    SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  ......-79-
        SECTION 11.10    SUCCESSORS AND ASSIGNS; PARTICIPATIONS.  ..........-80-
        SECTION 11.11    CONFIDENTIALITY.  .................................-82-
        SECTION 11.12    PRO RATA TREATMENT.  ..............................-82-
        SECTION 11.13    SEPARABILITY.  ....................................-83-
        SECTION 11.14    EXECUTION IN COUNTERPARTS.  .......................-83-
        SECTION 11.15    INTERPRETATION.  ..................................-83-
        SECTION 11.16    LIMITATION BY LAW.  ...............................-84-
        SECTION 11.17    SUBMISSION TO JURISDICTION.  ......................-84-
        SECTION 11.18    WAIVER OF JURY TRIAL.  ............................-85-
        SECTION 11.19    FINAL AGREEMENT OF THE PARTIES.  ..................-85-
        SECTION 11.20    COMPANY ASSUMPTION OF OBLIGATIONS OF FINANCE
                         CORP. .............................................-85-
        SECTION 11.21    EFFECTIVENESS OF AGREEMENTS EXECUTED BY THE
                         COMPANY.  .........................................-86-

EXHIBITS AND SCHEDULES:

        Exhibit 1.01A      Form of Administrative Questionnaire
        Exhibit 1.01B      Form of Borrowing Base Certificate
        Exhibit 1.01C      Account Debtor Receivables Concentration
        Exhibit 2.04       Form of Notice of Advance
        Exhibit 2.05A      Form of Revolving Credit Note
        Exhibit 2.05B      Form of Term Note A
        Exhibit 2.05C      Form of Term Note B
        Exhibit 2.05D      Form of ESOP Note
        Exhibit 2.05E      Form of Swing Line Note
        Exhibit 3.02       Form of Letter of Credit Request
        Exhibit 11.10      Form of Assignment and Acceptance

        Schedule 1.01      Other Assets
        Schedule 6.04      Conflicting or Adverse Agreements or Restrictions
        Schedule 6.05      Schedule of Real Property
        Schedule 6.06      Existing Litigation
        Schedule 6.12      Environmental Matters
        Schedule 6.14      Subsidiaries
        Schedule 7.03      Existing Insurance
        Schedule 8.04(a)   Existing Liens
        Schedule 8.05(b)   Existing Investments
        Schedule 8.06(c)   Guaranties of Indebtedness
        Schedule 8.12      Material Contracts

                                CREDIT AGREEMENT

               This CREDIT AGREEMENT dated as of July 1, 1996 (this "AGREEMENT") is entered into by and among TPC Finance Corp., a Texas corporation ("FINANCE CORP."), to be merged on the Effective Date (as defined below) into Texas Petrochemicals Corporation, a Texas corporation (such corporation prior to the merger, "TPC"), the banks and other financial institutions listed on the signature pages hereto under the caption "LENDER" (together with each other person who becomes a Lender, collectively the "LENDERS") and Texas Commerce Bank National Association, individually as a Lender ("TCB") and as agent for the other Lenders (in such capacity, together with any other Person who becomes the agent, the "AGENT") and ABN AMRO North America, Inc. as agent for ABN AMRO Bank N.V., and The Bank of Nova Scotia, each individually as a Lender and together as co-documentation agents for the other Lenders (in such capacity, together with any other Person who becomes a co-documentation agent, the "CO-DOCUMENTATION AGENTS").

               Finance Corp. has requested that the Lenders provide the Company with a credit facility pursuant to which the Lenders will commit to make (a) revolving credit loans of up to $40,000,000.00 including a swing line facility not to exceed $5,000,000.00 and a letter of credit facility not to exceed $7,500,000.00, (b) a term loan of $85,000,000.00, (c) a second term loan of
$45,000,000.00 and (d) a third term loan of up to $10,000,000.00. The proceeds of the $85,000,000.00 term loan and the $45,000,000.00 term loan and approximately $500,000.00 of the revolving credit loans shall be loaned by Finance Corp. to TPC Holding Corp., a Delaware corporation ("PARENT"), to be used by the Parent solely to finance the purchase of the capital stock of Texas Olefins Company ("TOC") and its subsidiary, TPC, pursuant to the Purchase Agreement (as hereafter defined) and to pay certain transaction expenses incurred in connection with such purchase. The proceeds of the $10,000,000.00 term loan shall be used to fund Finance Corp.'s loan to its employee stock ownership plan (the "ESOP") to enable the ESOP to purchase shares of common stock of Texas Petrochemical Holdings, Inc., a Delaware corporation ("HOLDING CO."). After the merger of TOC into and with TPC and the merger of Finance Corp. into and with TPC (collectively the "MERGER"), the proceeds of the $40,000,000.00 revolving credit loans shall be used for general corporate purposes and for the issuance of letters of credit. In connection therewith, the Agent has agreed to serve as Agent for the Lenders and the Co-Documentation Agents have agreed to serve as Co-Documentation Agents for the Lenders.

               NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, the Company (as defined below), the Agent, the Co-Documentation Agents and the Lenders agree as follows:

                                    ARTICLE I
                          DEFINITIONS; ACCOUNTING TERMS

               SECTION 1.01 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

               "ACQUISITION" has the meaning specified in SECTION 6.13.

               "ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in the form of EXHIBIT 1.01A, completed by each Lender and provided to the Agent and the Company.

               "ADVANCE" means, (a) in respect of any Revolving Credit Loan, an advance pursuant to a Notice of Advance, (b) in respect of any Swing Line Loan, an advance made by the Swing Line Lender and (c) in respect of each of the Term Loan A, the Term Loan B and the ESOP Loan, a single advance made on the Effective Date, in each case comprised of a single Type of Loan made by all the Lenders concurrently (except as to any Advance made under the Swing Line Loan) to the Company (or resulting from a conversion or continuance of all or any portion (subject to minimums herein specified) having, in the case of LIBOR Rate Advances, the same Interest Period (except as otherwise provided in this Agreement)).

               "ADVANCE DATE" means, with respect to each Advance, the Business Day upon which the proceeds of such Advance are to be made available to the Company.

               "AFFILIATE" means any Person controlling, controlled by or under common control with any other Person. For purposes of this definition, "control" (including "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to either (a) vote 10% or more of the securities having ordinary voting power for election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise. Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate of a corporation solely by reason of his or her being an officer or director of such corporation.

               "AGENT" has the meaning specified in the introduction to this Agreement.

               "AGENT'S LETTER" means that certain letter to The Sterling Group, Inc. dated June 3, 1996 from TCB and Chase Securities Inc. and acknowledged by The Sterling Group, Inc.

               "AGREEMENT" has the meaning specified in the introduction to this Agreement.

               "ALTERNATE BASE RATE" means, for any day, a rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% per annum. If, for any reason, the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

               "ALTERNATE BASE RATE ADVANCE" means any Advance bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of ARTICLE II.

               "APPLICABLE LENDING OFFICE" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of an Alternate Base Rate Advance and such Lender's LIBOR Lending Office in the case of a LIBOR Rate Advance.

               "APPLICATION FOR LETTER OF CREDIT" means a letter of credit application in a form satisfactory to the Issuing Bank.

               "ASSIGNMENT AND ACCEPTANCE" has the meaning specified in SECTION 11.10(C).

               "BANKRUPTCY CODE" has the meaning specified in SECTION 9.01(F).

               "BOARD" means the Board of Governors of the Federal Reserve System of the United States (or any successor) and any other banking authority to which the Lenders are subject for Eurocurrency Liabilities or any other category of deposits or liabilities by reference to which the LIBOR Rate is determined.

               "BORROWING BASE" means, as to the Company and its Subsidiaries on a consolidated basis at any time, an amount equal to the sum of (a) 85% of Eligible Accounts PLUS (b) 65% of Eligible Inventory; PROVIDED that at no time shall more than 50% of the Borrowing Base be comprised of 65% of Eligible Inventory.

               "BORROWING BASE CERTIFICATE" means, as of any date, a certificate as to the Borrowing Base as of such date in the form of EXHIBIT 1.01B.

               "BUSINESS DAY" means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of Texas) on which banks are open for business in Houston, Texas and New York and, if the applicable Business Day relates to any LIBOR Rate Advance, on which dealings are carried on in the London eurodollar market.

               "CAPITAL EXPENDITURES" means all of the capital expenditures of the Company and its Subsidiaries on a consolidated basis which, pursuant to GAAP, are capitalized for balance sheet purposes.

               "CAPITALIZED LEASE OBLIGATIONS" means all lease or rental obligations of the Company and its Subsidiaries determined on a consolidated basis which, pursuant to GAAP, are capitalized for balance sheet purposes.

               "CHANGE OF CONTROL" occurs when any Unrelated Person or any Unrelated Persons, other than the Designated Shareholders, acting together which would constitute a Group together with any Affiliates or Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time either (i) Beneficially Own more than 35% of the aggregate voting power of all classes of Voting Stock of the Company or Holding Co. or (ii) succeed in having sufficient of its or their nominees elected to the Board of Directors of Holding Co. such that such nominees, when added to any existing director remaining on the Board of Directors of the Company or Holding Co. after such election who is an Affiliate or Related Person of such Person or Group, shall constitute a majority of the Board of Directors of the Company or Holding Co.; PROVIDED, however, no Change of Control shall have occurred so long as the Designated Shareholders (or any combination thereof) shall retain more than 50% of the aggregate voting power of all classes of Voting Stock of the Company and Holding Co. As used herein (a) "BENEFICIALLY OWN" shall mean "beneficially own" as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto; PROVIDED, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange; (b) "GROUP" shall mean a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended; (c) "UNRELATED PERSON" shall mean at any time any Person other than the Company and Holding Co. or any of their reported Subsidiaries and other than any trust for any employee benefit plan of the Company and Holding Co. or any of their reported Subsidiaries; (d) "RELATED PERSON" of any Person shall mean any other Person owning (1) 5% or more of the outstanding common stock of such Person or (2) 5% or more of the Voting Stock of such Person; and (e) "DESIGNATED SHAREHOLDERS" means (1) each Person who owns any capital stock of Holding Co. on the Effective Date or any common stock in connection with any registration of shares of common stock by Holding Co. for sale to certain employees of Holding Co. and its Subsidiaries following the Merger, (2) any Person who on the Effective Date is or was before such date an officer, director, stockholder, employee or consultant of The Sterling Group, Inc., (3) the ESOP, (4) any savings or investment plan sponsored by the Company,
(5) with respect to any Person covered by the preceding clauses (1) through (4)
(A) in the case of an entity, any Affiliate of such Person, and (B) in the case of an individual, any spouse, parent, sibling, child or grandchild (in each case, whether such relationship arises from birth, adoption or through marriage), or (f) any trust, limited liability company, corporation, limited or general partnership or other entity, a majority of interest of the beneficiaries, stockholders, partners or owners (direct or beneficial) of which are Persons of the type referred to in the preceding clauses (a) through (e).

               "CO-DOCUMENTATION AGENTS" has the meaning specified in the introduction to this Agreement.

               "CODE" means the Internal Revenue Code of 1986 and the regulations promulgated thereunder.

               "COMMITMENT" means the obligation of each of the Lenders to enter into and perform this Agreement, to make available the Loans and to issue the Letters of Credit to the Company in the amounts shown on the signature page of each Lender hereto (or, as to any Lender that has entered into an Assignment and Acceptance, in the amount resulting after giving effect to each Assignment and Acceptance entered into by such Lender) and all other duties and obligations of the Lenders hereunder.

               "COMPANY" means (a) before the Merger, Finance Corp. and (b) upon and after the Merger, Texas Petrochemicals Corporation, a Texas corporation.

               "CREDIT EVENT" means the making of any Advance, the conversion of any Advance into, or continuation of any Advance as, a LIBOR Rate Advance or the issuance of any Letter of Credit.

               "CURRENT ASSETS" and "CURRENT LIABILITIES" means, as to the Company and its Subsidiaries determined on a consolidated basis, at any time the aggregate current assets or current liabilities of the Company and its Subsidiaries, each as determined in accordance with GAAP; excluding, however,
(a) cash and marketable securities, (b) the current portion of long term Indebtedness, (c) during the 12-month period preceding the Revolving Credit Maturity Date, the outstanding principal amount of the Revolving Credit Loans, and (d) amounts payable as Employee Bonuses.

               "DEFAULT" means the occurrence of any event which with the giving of notice or the passage of time or both would be an Event of Default.

               "DEFAULT RATE" means the lesser of (a) the Highest Lawful Rate and (b) the Alternate Base Rate or, during any Eurodollar Rate Interest Period in which an Event of Default is continuing, the Eurodollar Rate, as the case may be, PLUS, the applicable Margin PLUS, two percent (2%) per annum.

               "DERIVATIVES" means, with respect to any Person, foreign exchange transactions and commodity, currency and interest rate swaps, floors, caps, collars, forward sales, options and other similar transactions or combinations of the foregoing.

               "DESIGNATED PAYMENT DATE" means September 30, December 31, March 31 and June 30, in any calendar year, PROVIDED, HOWEVER, if in any such year a Designated Payment Date shall be a day which is not a Business Day, such Designated Payment Date shall be the next succeeding Business Day, and such extension of time shall be included in determining the amount to be paid on such date.

               "DISCOUNT DEBENTURES" means the unsecured senior Indebtedness of Holding Co. evidenced by 13 1/2% Senior Discount Notes of Holding Co. due 2007 used to raise $30,000,000.00 of proceeds and any Series B Senior Discount Notes due 2007 issued in exchange for such Senior Discount Notes.

               "DOMESTIC LENDING OFFICE" means, with respect to any Lender, the office of such Lender designated from time to time as its "Domestic Lending Office" hereunder.

               "EBITDA" means, with respect to the Company and its Subsidiaries determined on a consolidated basis for the four fiscal quarters (but prior to June 30, 1997, annualized for the actual number of full fiscal quarters since the Effective Date) immediately preceding the most recent Financial Statement Delivery Date, without duplication, the result of net income less any non-cash income to the extent included in determining net income and without giving effect to any non-recurring items, extraordinary gains or losses from the sale of assets or write down in the value of assets owned by the Company and its Subsidiaries for such period PLUS depreciation, amortization, Interest Expense, taxes, and other non-cash charges for such period to the extent deducted in determining net income.

               "EFFECTIVE DATE" means the date on which all conditions to make an Advance set forth in SECTION 5.01 are first met or waived in accordance with
SECTION 11.01 hereof.

               "ELIGIBLE ACCOUNTS" means, as to the Company and its wholly-owned Subsidiaries on a consolidated basis at any time of determination, all Receivables of such Persons, each of which meets all of the following criteria on the date of any determination:

               (a) the payment of such Receivable is not more than sixty (60) days past due;

               (b) such Receivable was created in connection with the sale of Inventory or the performance of a service by the Company or any wholly-owned Subsidiary of the Company in the ordinary course of business;

               (c) such Receivable represents a legal, valid and binding payment obligation of the account debtor enforceable in accordance with its terms and arises from an enforceable contract, the performance of which, insofar as it relates to such Receivable, has been completed by the Company or such wholly-owned Subsidiary;

               (d) the Company or such wholly-owned Subsidiary has good and indefeasible title to such Receivable, and the Agent for the benefit of the Lenders, holds a perfected first priority Lien (including compliance with the Federal Assignment of Claims Act or any similar statute or regulation, if necessary) in such Receivable pursuant to the Security Documents;

               (e) such Receivable is not evidenced by a promissory note, chattel paper or other instrument;

               (f) such Receivable is not subject to any set-off (excluding any Receivable set-off supported by a letter of credit satisfactory to the Agent), counterclaim, defense, allowance, adjustment or understanding with the account debtor thereon that in any way could reasonably be expected to adversely affect the payment of said Receivable, and there exists no dispute by the account debtor concerning its payment obligation for such Receivable (or the lesser amount that is not subject to any of the same);

               (g) such Receivable is payable in the United States and is denominated in U.S. dollars;

               (h) such Receivable or portion thereof due from an account debtor (other than an account debtor listed in EXHIBIT 1.01C hereto) and together with all other Receivables due from such account debtor, does not comprise more than ten percent (10%) of the aggregate Receivables of the Company and its wholly-owned, provided, that in the event such account debtor is rated at least BBB+ or the equivalent thereof by Standard & Poor's Ratings Group then such Receivable together with all other Receivables due from such account debtor does not compromise more then twenty-five (25%) of the aggregate Receivables of the Company and its wholly-owned Subsidiaries;

               (i) such Receivable is from an account debtor domiciled in the United States or is backed by a letter of credit issued or confirmed by a commercial bank rated A1 or the equivalent thereof by Standard & Poor's Ratings Group or P1 or the equivalent thereof by Moody's Investors Service, Inc. and such letter of credit contains terms and conditions reasonably acceptable to the Agent;

               (j) such Receivable is not due from an account debtor subject to a proceeding of the kind described in SECTION 9.01(F) or (G); and

               (k) such Receivable is not due from an account debtor which the Agent has notified the Company does not have a satisfactory credit standing (as determined on a reasonable basis by the Agent).

               "ELIGIBLE ASSIGNEE" means (a) any Lender or any Affiliate thereof and (b) any other bank or financial institution approved by the Agent, the Swing Line Lender and the Company.

               "ELIGIBLE INVENTORY" means, as to the Company and its wholly-owned Subsidiaries on a consolidated basis at any time of determination, the value (determined at the lower of cost or market) of all Inventory owned by (and in the possession or under the control of) the Company and its wholly-owned Subsidiaries which is located in the United States and in which the Agent for the benefit of the Lenders has a perfected first priority security interest other than Permitted Liens under SECTION 8.04(B), (C), and (E) pursuant to the Security Documents but shall not include any of the following:

               (a) Inventory that has been shipped or delivered to any Person on consignment;

               (b) Inventory that is subject to any claim disputing the Company's or any wholly-owned Subsidiary's title to or right to possession of such Inventory;

               (c) any allowances, reserves or accruals related to any Inventory, or Inventory that is not in good condition or does not comply with any governmental requirement with respect to its manufacture, use or sale;

               (d) Inventory evidenced by a negotiable or non-negotiable document of title; and

               (e) Inventory that is not saleable.

               "EMPLOYEE BONUSES" means amounts paid or to be paid under the "TPC Cash Bonus Plan" as defined in the Purchase Agreement.

               "EMPLOYEE PLAN" means any employee benefit plan, program or policy with respect to which the Company or any ERISA Affiliate may have any liability or any obligation to contribute, other than a Plan or a Multiemployer Plan.

               "ENVIRONMENTAL ASSESSMENT" means the Phase I environmental site assessment conducted in accordance with ASTM E 1527-94 (dated April 18, 1996) and the data base summary (dated May 28, 1996) conducted by Pilko & Associates.

               "ENVIRONMENTAL LAWS" means applicable federal, state or local laws, rules or regulations, and any applicable judicial interpretations thereof, including any judicial or administrative order, judgment, permit, approval, decision or determination, in each case pertaining to conservation or protection of the environment, in effect at the time in question, including the Clean Air Act, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), the Federal Water Pollution Control Act, the Occupational Safety and Health Act, the Resource Conservation and Recovery Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Superfund Amendments and Reauthorization Act of 1986, the Hazardous Materials Transportation Act and analogous state and local laws as may be amended from time to time thereby imposing either more or less stringent requirements as relates to activity occurring after the effective date of any such amendments.

               "ERISA" means the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder.

               "ERISA AFFILIATE" means (a) any Person which, together with the Company, is treated as a "single employer" under Section 414 of the Code and the regulations thereunder, and (b) any Subsidiary of the Company.

               "ESOP" has the meaning specified in the introduction to this Agreement.

               "ESOP LENDER" means any Lender having an ESOP Loan Commitment.

               "ESOP LOAN" has the meaning specified in SECTION 2.02.

               "ESOP LOAN COMMITMENT" means, with respect to the ESOP Loan and as to any Lender, the amount set forth opposite such Lender's name on the signature pages hereof aggregating $10,000,000.00.

               "ESOP LOAN MATURITY DATE" means June 30, 2001, unless accelerated pursuant to SECTION 9.02.

               "ESOP NOTE" has the meaning specified in SECTION 2.05(D).

               "EUROCURRENCY LIABILITIES" has the meaning specified in Regulation D as in effect from time to time.

               "EVENTS OF DEFAULT" has the meaning specified in SECTION 9.01.

               "EXCEPTIONS LETTER" means that certain letter to the Agent and the Lenders from the Company dated as of the Effective Date regarding satisfaction of certain requirements concerning real property pledged as collateral for the Loans.

               "EXCESS CASH FLOW" means, with respect to the Company and its Subsidiaries determined on a consolidated basis for any fiscal year period, (a) EBITDA for such period, MINUS (b) the amount equal to (i) actual Capital Expenditures (exclusive of Capitalized Lease Obligations) incurred during such period PLUS (ii) the amount of Capital Expenditures for such period permitted to be made in the next succeeding fiscal year under SECTION 8.14(C) MINUS (iii) the amount of Capital Expenditures carried forward from the prior fiscal year under
SECTION 8.14(C) for such period, MINUS (c) cash taxes, cash Interest Expense and scheduled payments or any voluntary prepayment of principal made under Term Loan A and Term Loan B and the ESOP Loan (but only to the extent that net income for such period was not reduced for any expense incurred by the Company for contributions to the ESOP) MINUS (d) any dividend or payment permitted under
SECTION 8.07(A)(II) and (v) MINUS (e) the principal amount of Employee Bonuses actually paid during such period and MINUS (f) scheduled principal payments under Capitalized Lease Obligations made during such period.

               "EXCESS SALES PROCEEDS" means the aggregate cash proceeds received by the Company and its Subsidiaries determined on a consolidated basis from the sale of all or any part of the Other Assets, net of usual and customary fees, expenses and commissions actually incurred.

               "EXECUTION DATE" means the date upon which this Agreement shall have been executed by the Company, the Lenders, the Agent and the Co-Documentation Agents.

               "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

               "FEES" means all amounts payable pursuant to SECTION 4.01.

               "FINANCE CORP." has the meaning specified in the introduction to this Agreement.

               "FINANCIALS" has the meaning specified in SECTION 6.07.

               "FINANCIAL STATEMENT DELIVERY DATE" means the last day on which the quarterly or annual financial statements of the Company are to be delivered to the Agent and the Lenders pursuant to SECTION 7.01(A) or SECTION 7.01(B), as the case may be.

               "FIXED CHARGE COVERAGE RATIO" means, as to the Company and its Subsidiaries determined on a consolidated basis, for any period a fraction, the numerator of which is EBITDA for such period MINUS cash taxes for such period, and the denominator of which is the sum of (a) scheduled payments of principal under Term Loan A and Term Loan B and the ESOP Loan (but only to the extent that net income for such period was not reduced for any expense incurred by the Company for contributions to the ESOP), (b) cash Interest Expense for such period, (c) the lesser of (i) Scheduled Capital Expenditures for such period and (ii) actual Capital Expenditures for such period, (d) scheduled principal payments under Capitalized Lease Obligations,
(e) actual Employee Bonuses paid during such period, and (f) payments permitted under SECTION 8.07(A)(II), (III) and (V) and SECTION 8.07(B)(II).

               "GAAP" means generally accepted accounting principles as in effect from time to time in the United States applied on a consistent basis.

               "GUARANTY" means collectively (i) that certain Guaranty Agreement dated the Execution Date executed by the Parent and Holding Co. (ii) that certain Guaranty Agreement dated the Execution Date executed by Texas Butylene Chemical Corporation and (iii) any subsequent guaranty agreement executed and delivered pursuant to SECTION 7.09.

               "HAZARDOUS MATERIALS" means (a) hazardous waste as defined in applicable regulations issued pursuant to the Resource Conservation and Recovery Act of 1976, or in any applicable federal, state or local law or regulation, (b) hazardous substances, as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline or any other petroleum product, (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable federal, state or local law or regulation, (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable federal, state or local law or regulation, as each such act, statute or regulation may be amended from time to time, and (f) asbestos.

               "HIGHEST LAWFUL RATE" means, as to any Lender, the maximum nonusurious rate of interest that, under applicable law, may be contracted for, taken, reserved, charged or received by such Lender on the Loans or other obligations under the Loan Documents at any time or from time to time after taking into account all amounts that constitute interest. If the maximum rate of interest which, under applicable law, any of the Lenders are permitted to charge the Company on the Loans or other obligations shall change after the date hereof, to the extent permitted by applicable law, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, as of the effective time of such change without notice to the Company or any other Person.

               "HOLDING CO." has the meaning specified in the introduction to this Agreement.

               "INDEBTEDNESS" means, with respect to any Person, (a) all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services (other than accounts payable), (b) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to any property, (c) Capitalized Lease Obligations of such Person, (d) all guaranties of such Person of indebtedness of others (including the granting of a Lien on the Company's or any Subsidiaries' assets or security for such indebtedness) or other contingent liabilities of such Person for indebtedness of others of any kind (including any letter of credit, any other letter of credit reimbursement obligations, any guarantee of the financial position or covenants of any Person or any obligation as buyer under any "take or pay" contract or similar arrangement), (e) any "mark to market" exposure resulting from any Derivatives or any hedging transaction and (f) all obligations to deliver goods or services in consideration of advance payments, excluding such obligations incurred in the ordinary course of business as conducted by the Company and its Subsidiaries.

               "INTEREST EXPENSE" means, with respect to the Company and its Subsidiaries determined on a consolidated basis, for any period the total interest expense for such period determined in conformity with GAAP and including any interest expense attributable to Capitalized Lease Obligations.

               "INTEREST PERIOD" has the meaning specified in SECTION 2.13.

               "INVENTORY" means, as to the Company and its Subsidiaries, inventory as defined in Article 9 of the Uniform Commercial Code (but excluding work-in-process which is not readily marketable in its current form).

               "INVESTMENT" means, as applied to any Person, any direct or indirect purchase or other acquisition by such Person of the stock or other securities of any other Person, or any direct or indirect loan, advance or capital contribution by such Person to any other Person, and any other item which would be classified as an "investment" on a balance sheet of such Person prepared in accordance with GAAP, including any direct or indirect contribution by such Person of property or assets to a joint venture, partnership or other business entity in which such Person retains an interest.

               "ISSUING BANK" means, for each Letter of Credit, TCB (or, at the option of the Company, any other Lender designated by the Company and approved in writing by the Agent, such approval not to be unreasonably withheld) as the issuing bank for such Letter of Credit.

               "LENDER" has the meaning provided in the introduction to this Agreement.

               "LETTER OF CREDIT FEE" shall mean (a) for any Letter of Credit outstanding prior to the Financial Statement Delivery Date for the fiscal quarter ending December 31, 1996, 0.125% per annum fronting fee payable to the Issuing Bank on the undrawn face amount of each Letter of Credit, and payable pro rata to each Lender the greater of (i) 2.00% per annum on the face amount of such Letter of Credit and (ii) $500.00; and

               (b) for any Letter of Credit outstanding during any Margin Period commencing after the Financial Statement Delivery Date for any fiscal quarter ending on and after December 31, 1996, 0.125% per annum fronting fee payable to the Issuing Bank on the face amount of each Letter of Credit, and payable pro rata to each Lender a fee per annum equal to the greater of (i) the applicable Margin for any LIBOR Rate Advance and (ii) $500.00.

               "LETTER OF CREDIT OBLIGATIONS" means at any time the sum of (a) the aggregate then undrawn and unexpired amount of outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit not reimbursed pursuant to SECTION 3.03(C).

               "LETTER OF CREDIT REQUEST" has the meaning specified in SECTION 3.02(A).

               "LETTERS OF CREDIT" has the meaning specified in SECTION 3.01(A).

               "LIBOR LENDING OFFICE" means, with respect to each Lender, the branches or affiliates of such Lender designated as its "LIBOR Lending Office" from time to time hereunder.

               "LIBOR RATE" means, with respect to any LIBOR Rate Advance for any Interest Period, (a) the interest rate per annum shown on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the composite offered rate for London interbank deposits with a period comparable to the Interest Period for such LIBOR Rate Advance, as shown under the heading "USD" at 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period or (b) if the rate in clause (a) of this definition is not shown for any particular day, the average interest rate per annum (rounded upwards, if necessary, to the next 1/16th of 1%) offered to the Agent in the interbank eurodollar market for dollar deposits of amounts in funds comparable to the principal amount of the LIBOR Rate Advance to which such LIBOR Rate is to be applicable with maturities comparable to the Interest Period for which such LIBOR Rate will apply as of approximately 10:00 a.m. (Houston, Texas time) two
(2) Business Days prior to the commencement of such Interest Period.

               "LIBOR RATE ADVANCE" means any Advance bearing interest at a rate determined by reference to the LIBOR Rate in accordance with the provisions of
ARTICLE II.

               "LIEN" means, when used with respect to any Person, any mortgage, lien, charge, pledge, security interest or encumbrance of any kind (whether voluntary or involuntary and whether imposed or created by operation of law or otherwise) upon, or pledge of, any of its property or assets, whether now owned or hereafter acquired, any lease that constitutes a security interest pursuant to Section 1.201 of the Texas Business and Commerce Code, any capital lease in the nature of the foregoing, any conditional sale agreement or other title retention agreement, in each case, for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

               "LOAN" and "LOANS" have the meaning specified in SECTION 2.03(B).

               "LOAN DOCUMENTS" means this Agreement, the Notes, the Guaranty, the Exceptions Letter, any agreement with respect to a Derivative entered into with a Lender existing from time to time and the Security Documents.

               "LOAN PARTIES" means, collectively, the Company and its Subsidiaries, the Parent and Holding Co. and, individually, any one of the foregoing.

               "MAJORITY LENDERS" means Lenders holding at least 51% of the Total Commitment (notwithstanding any reduction or termination of the Total Commitment pursuant to SECTION 4.02, 4.03 or 9.02).

               "MARGIN" means, (a) with respect to any Advance made under any Revolving Credit Loan, Term Loan A or ESOP Loan, the rate of interest per annum determined as set forth below as a function of the Type of such Loan:

               (i) during the period from the Execution Date through the Financial Statement Delivery Date for the fiscal quarter ending December 31, 1996:

            LIBOR Rate                   Alternate Base
              ADVANCE                     RATE ADVANCE

               2.00%                           1%

               (ii) during the period between any two Financial Statement Delivery Dates for any Margin Period occurring after December 31, 1996:

               (A) the rate determined by reference to the pricing grid below as a function of the ratio of Total Debt (on the last day of the quarter most recently ended prior to such Financial Statement Delivery Date) to
        EBITDA:

                                   LIBOR Rate            Alternate Base
      TOTAL DEBT/EBITDA          ADVANCE MARGIN            RATE MARGIN

Less Than    1.50                      0.625%                    0%

Greater than 1.50                      0.75%                     0%
          -
Less Than    2.00

                                      -14-
                                   LIBOR Rate            Alternate Base
      TOTAL DEBT/EBITDA          ADVANCE MARGIN            RATE MARGIN
Greater than 2.00                      1.00%                     0%
Less Than    2.50

Greater than 2.50                      1.25%                    0.25%
          -
Less Than    3.00

Greater than 3.00                      1.50%                    0.50%
          -
Less Than    3.50

Greater than 3.50                      1.75%                    0.75%
          -
Less Than    4.00

Greater than 4.00                      2.00%                    1.00%
          -
Less Than    4.50

Greater than 4.50                      2.50%                    1.50%

               (B) if the ratio of Total Debt (on the last day of the quarter most recently ended prior to such Financial Statement Delivery Date) to EBITDA cannot be reasonably determined by the Agent for any Margin Period because of the Company's failure to timely deliver its financial statements until such ratio can be so determined:

            LIBOR Rate                   Alternate Base
              ADVANCE                     RATE ADVANCE

               2.50%                          1.50%

               (b) with respect to any Advance made under the Term Loan B, three percent (3%) per annum,

               (c) with respect to any Advance made under the Swing Line Loan, the applicable Margin for any Alternate Base Rate Advance as determined in subclauses (a) (i) and (ii) above.

               "MARGIN PERIOD" means a period commencing on the most recent Financial Statement Delivery Date and ending on the next Financial Statement Delivery Date.

               "MATERIAL ADVERSE EFFECT" means, relative to any occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), (a) a material adverse effect on the financial condition, business, operations, prospects or assets of the Company on an individual basis or the Company and its Subsidiaries taken as a whole, or (b) a material impairment of the ability of the Company on an individual basis or the Company and its Subsidiaries taken as a whole to perform obligations under the Loan Documents or (c) an impairment of the validity or enforceability of any Loan Document which materially affects the benefits intended to be bestowed thereunder.

               "MATERIAL CONTRACTS" means those agreements listed on SCHEDULE
8.12 hereto.

               "MERGER" has the meaning specified in the introduction to this Agreement.

               "MULTIEMPLOYER PLAN" means any plan which is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA) to which the Company or any ERISA Affiliate contributes or has any obligation or liability to make contributions, including any withdrawal liability, contingent or otherwise.

               "NOTES" means the Revolving Credit Notes, the Term Loan A Notes, the Term Loan B Notes, the ESOP Notes and the Swing Line Note and "Note" means any one of the same.

               "NOTICE OF ADVANCE" has the meaning specified in SECTION 2.04(A).

               "NOTICE OF CONVERSION" has the meaning specified in SECTION 2.07.

               "NOTICE OF DEFAULT" has the meaning specified in SECTION 9.02.

               "OBLIGATIONS" means all the obligations of the Company now or hereafter existing under the Loan Documents, whether for principal, interest, Fees, expenses, indemnification or otherwise.

               "OTHER ACTIVITIES" has the meaning specified in SECTION 10.03.

               "OTHER ASSETS" means the assets listed on the attached Schedule 1.01.

               "OTHER FINANCINGS" has the meaning specified in SECTION 10.03.

               "PARENT" has the meaning specified in the introduction to this Agreement.

               "PARENT NOTE" means that certain promissory note executed by the Parent, as maker, to the Company and Finance Corp., as co-payees, dated as of the Effective Date evidencing the loan by Finance Corp. of an amount equal to approximately $140,500,000.00 to be used solely for the purpose of purchasing the capital stock of TOC and TPC and certain transaction expenses incurred in connection with such purchase.

               "PAYMENT OFFICE" means the office of the Agent located at 1111 Fannin Street, Houston, Texas 77002, or such other office as the Agent may hereafter designate in writing as such to the other parties hereto.

               "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

               "PERMITTED INVESTMENTS" means, as to any Person:

               (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition by such Person,

               (b) bankers acceptances or time deposits and certificates of deposit with maturities of not more than twelve months from the date of acquisition by such Person which deposits or certificates are either: (i) fully insured by the Federal Deposit Insurance Corporation or (ii) in any Lender or commercial bank incorporated in the United States or any United States branch of any other commercial bank and, in the case of any such other commercial bank, having capital, surplus and undivided profits aggregating $500,000,000 or more with a short-term unsecured debt rating of at least A1 from Standard & Poor's Ratings Group and P1 from Moody's Investors Service,

               (c) commercial paper issued by any Person incorporated in the United States rated at least A1 or the equivalent thereof by Standard & Poor's Ratings Group and at least P1 or the equivalent thereof by Moody's Investors Service and, in each case, maturing not more than six months after the date of acquisition by such Person,

               (d) investments in any security issued by an investment company registered under section 8 of the Investment Company Act of 1940 (15 U.S.C. 80a-8) that is a money market fund in compliance with all applicable requirements of SEC Rule 2a-7 (17 CFR 270.2a-7); and

               (e) repurchase or reverse purchase agreements respecting obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any bank listed in or meeting the qualifications specified in clause (b) above.

               "PERMITTED LIENS" has the meaning specified in SECTION 8.04.

               "PERSON" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a federal, foreign or domestic state or political subdivision thereof or any agency of such state or subdivision.

               "PLAN" means any employee pension benefit plan (as defined in Section 3(2) of ERISA), subject to Title IV of ERISA or Section 412 of the Code, other than a Multiemployer Plan, with respect to which the Company, its Subsidiaries or an ERISA Affiliate contributes or has an obligation or liability to contribute, including any such plan that may have been terminated.

               "PRIME RATE" shall mean the rate which the Agent announces from time to time as its prime rate, effective as of the date announced as the effective date of any change in such prime rate. Without notice to the Company or any other Person, the Prime Rate shall change automatically from time to time as and in the amount by which such prime rate shall fluctuate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

               "PURCHASE AGREEMENT" means that certain Stock Purchase Agreement (including all annexes and schedules attached thereto) dated May 14, 1996 among the shareholders of TOC and TPC, as seller, the Parent, as buyer, and Holding Co.

               "RECEIVABLE" means, as to the Company or any Subsidiary at any time of determination thereof, the unpaid portion of the obligation, as stated on the respective invoice, or if no invoice, other writing or an electronic medium, of an account debtor of such Person in respect of Inventory, goods, technology or other assets purchased and shipped or services rendered in the ordinary course of business of such Person.

               "REFUNDED SWING LINE LOANS" has the meaning specified in SECTION 2.01(B)(II).

               "REGISTER" has the meaning specified in SECTION 11.10(D).

               "REGULATION D" means Regulation D of the Board (respecting reserve requirements), as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

               "REGULATION G" means Regulation G of the Board (respecting margin credit extended by Persons other than banks and broker/dealers), as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

               "REGULATION U" means Regulation U of the Board (respecting margin credit extended by banks), as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

               "REGULATION X" means Regulation X of the Board (respecting borrowers who obtain margin credit), as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

               "RELEASE" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles) other than in accordance with Environmental Laws.

               "REPORTABLE EVENT" means an event described in Section 4043(c) of ERISA with respect to a Plan, other than an event described in paragraphs (1) through (8) as to which the 30-day notice requirement has been waived by the PBGC.

               "RESERVE PERCENTAGE" means, for any Interest Period and for any Lender, the reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board (or if more than one such percentage is so applicable, the daily average for such percentages for those days in such Interest Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including any marginal, supplemental or emergency reserves) for such Lender in respect of liabilities or assets consisting of or including Eurocurrency Liabilities.

               "RESPONSIBLE OFFICER" means, with respect to the Company, the Parent, or Holding Co., the chairman of the board of directors, the president, chief financial officer or treasurer.

               "REVOLVING CREDIT COMMITMENT" means, with respect to the Revolving Credit Loans and as to any Lender, the amount set forth opposite such Lender's name on the signature pages hereof, as modified from time to time pursuant to the terms hereof.

               "REVOLVING CREDIT COMMITMENT FEE" has the meaning specified in
SECTION 4.01(A).

               "REVOLVING CREDIT LENDER" means any Lender having a Revolving Credit Commitment hereunder.

               "REVOLVING CREDIT LOAN" has the meaning specified in SECTION
2.01.

               "REVOLVING CREDIT MATURITY DATE" means December 31, 2002, unless accelerated pursuant to SECTION 9.02.

               "REVOLVING CREDIT NOTE" has the meaning specified in SECTION 2.05(A).

               "SCHEDULED CAPITAL EXPENDITURES" has the meaning specified in
SECTION 8.14.

               "SECURITY DOCUMENTS" means all those certain security agreements, pledge agreements, stock certificates, mortgages, assignments, UCC financing statements, lien consents and waivers and all other similar documents executed by the Company and its Subsidiaries, Holding Co., and/or the Parent, as the case may be, in connection herewith granting to the Agent for the benefit of the Lenders a Lien in substantially all of the assets of the Company and its Subsidiaries (other than the Other Assets) and the common stock of the Company and the Parent as security for the Obligations.

               "SUBSIDIARY" means, with respect to any Person, (a) any corporation, partnership, association, joint venture or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the directors (or other Persons performing similar functions) are at the time owned by such Person, directly or indirectly and (b) any corporation, partnership, association, joint venture or other entity in which such Person, directly or indirectly, has greater than 50% of the equity interest.

               "SUBORDINATED DEBT" means the unsecured subordinated Indebtedness of the Company evidenced by $175,000,000.00 aggregate principal amount of 111/8% Senior Subordinated Notes of the Company due 2006 and including any exchange notes issued by the Company in exchange for such Senior Subordinated Notes.

               "SWING LINE COMMITMENT" means the Swing Line Lender's obligation to make Swing Line Loans pursuant to SECTION 2.01(B).

               "SWING LINE LENDER" means TCB, in its capacity as provider of the Swing Line Loans.

               "SWING LINE LOAN" or "SWING LINE LOANS" has the meaning specified in SECTION 2.01(B).

               "SWING LINE NOTE" has the meaning specified in SECTION 2.05(E).

               "TCB" means Texas Commerce Bank National Association, a national banking association.

               "TOC" has the meaning specified in the introduction to this Agreement.

               "TPC" has the meaning specified in the introduction to this Agreement.

               "TERM LOAN A" has the meaning specified in SECTION 2.03(A).

               "TERM LOAN B" has the meaning specified in SECTION 2.03(B).

               "TERM LOAN A COMMITMENT" means, with respect to Term Loan A and as to any Lender, the amount set forth opposite such Lender's name on the signature pages hereof under the heading "Term Loan A" aggregating $85,000,000.00

               "TERM LOAN B COMMITMENT" means, with respect to Term Loan B and as to any Lender, the amount set forth opposite such Lender's name on the signature pages hereof under the heading "Term Loan B" aggregating $45,000,000.00

               "TERM LOAN A LENDER" means any Lender having a Term Loan A Commitment hereunder.

               "TERM LOAN B LENDER" means any Lender having a Term Loan B Commitment hereunder.

               "TERM LOAN A MATURITY DATE" means December 31, 2002, unless accelerated pursuant to SECTION 9.02.

               TERM LOAN B MATURITY DATE" means June 30, 2004, unless accelerated pursuant to SECTION 9.02.

               "TERM NOTE A" has the meaning specified in SECTION 2.05(B).

               "TERM NOTE B" has the meaning specified in SECTION 2.05(C).

               "TOTAL COMMITMENT" means an amount equal to the sum of the Total Revolving Credit Commitment (including the Swing Line Commitment), Term Loan A Commitments, Term Loan B Commitments and ESOP Loan Commitments.

               "TOTAL DEBT" means, as to the Company and its Subsidiaries on a consolidated basis at any time without duplication, all Indebtedness for borrowed money, all obligations evidenced by bonds, debentures, notes, or other similar instruments, all Capitalized Lease Obligations, and all guaranties of funded Indebtedness (without regard to maturity) of other Persons.

               "TOTAL REVOLVING CREDIT COMMITMENT" means $40,000,000.00 as same may be reduced pursuant to SECTION 4.02 or 4.03.

               "TYPE" has the meaning specified in SECTION 1.02.

               "UNFUNDED CURRENT LIABILITY" means, with respect to any Plan, the amount, if any, by which the value of the benefit liabilities under the Plan as of the close of its most recent Plan year exceeds the fair market value of the assets of the Plan, determined in accordance with Section 412 of the Code.

               "UNUTILIZED COMMITMENT" at any time, means the Total Revolving Credit Commitment LESS Letter of Credit Obligations LESS the outstanding Advances under the Revolving Credit Loans as same may be reduced pursuant to
SECTION 4.02 OR 4.03.

               "VOTING STOCK" means the capital stock of any Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

               SECTION 1.02 TYPES OF ADVANCES. Advances hereunder are distinguished by "Type". The Type of an Advance refers to the determination whether such Advance is a LIBOR Rate Advance or an Alternate Base Rate Advance.

               SECTION 1.03 ACCOUNTING TERMS. All accounting terms not defined herein shall be construed in accordance with GAAP, as applicable, and all calculations required to be made hereunder and all financial information required to be provided hereunder shall be done or prepared in accordance with GAAP.

                                   ARTICLE II
                                    THE LOANS

               SECTION 2.01 THE LOANS. (a) THE REVOLVING CREDIT LOANS. Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees at any time and from time to time on and after the Effective Date and prior to the Revolving Credit Maturity Date, to make and maintain a revolving credit loan or loans up to the amount of such Lender's Revolving Credit Commitment (each a "REVOLVING CREDIT LOAN" and collectively, the "REVOLVING CREDIT LOANS") to the Company, which Loans (1) shall, at the option of the Company, be made and maintained pursuant to one or more Advances comprised of Alternate Base Rate Advances or LIBOR Rate Advances; provided that all Loans comprising all or a portion of the same Advance shall when made be of the same Type, (2) in the case of any LIBOR Rate Advance, shall be made in the minimum amount of $2,000,000.00 and integral multiples of $100,000.00, (3) in the case of any Alternate Base Rate Advance, shall be made in the minimum amount of $1,000,000.00 (or if less, in the aggregate amount of the Unutilized Commitment) and integral multiples of $100,000.00, and (4) may be repaid and, so long as no Default or Event of Default exists hereunder, reborrowed, at the option of the Company in accordance with the provisions hereof. Notwithstanding the foregoing, the aggregate outstanding principal balance of all Revolving Credit Loans and all Swing Line Loans PLUS the Letter of Credit Obligations shall not exceed the lesser of the Borrowing Base then in effect and the Total Revolving Credit Commitment. There shall be no further Advances after the Revolving Credit Maturity Date.

               (b) SWING LINE COMMITMENT. (i) Subject to the terms and conditions hereof, the Swing Line Lender agrees at any time and from time to time on and after the Effective Date and prior to the Revolving Credit Maturity Date, to make swing line loans (each a "SWING LINE LOAN" and collectively, the "SWING LINE LOANS") to the Company in an aggregate principal amount at any one time outstanding not to exceed $5,000,000.00, which Loans (A) shall be made and maintained pursuant to one or more Advances comprised of Alternate Base Rate Advances and which shall not be entitled to be converted into LIBOR Rate Advances, (B) shall be made in the minimum amount of $100,000.00 (or if less, in the aggregate amount of the Unutilized Commitment) and (C) may be repaid and, so long as no Default or Event of Default exists hereunder, reborrowed, at the option of the Company, in accordance with the provisions hereof. Swing Line Loans shall constitute "Revolving Credit Loans" for all purposes hereunder, EXCEPT they shall be held by the Swing Line Lender (subject to sub-clause (ii) below) and shall not be considered a utilization of the Revolving Credit Commitment of any Revolving Credit Lender hereunder for purposes of calculating the Revolving Credit Commitment Fee. Notwithstanding the foregoing, the aggregate outstanding principal balance of all Revolving Credit Loans and Swing Line Loans PLUS the Letter of Credit Obligations shall not exceed the lesser of the Borrowing Base then in effect and the Total Revolving Credit Commitment.

               (ii) At any time before or after a Default or Event of Default, the Swing Line Lender, in its sole and absolute discretion may give notice to the Agent to request each Revolving Credit Lender, including the Swing Line Lender, to make a Revolving Credit Loan as an Alternate Base Rate Loan in an amount equal to such Lender's percentage participation in the Total Revolving Credit Commitment TIMES the outstanding principal balance of any Swing Line Loan (the "REFUNDED SWING LINE LOAN") outstanding on the date such notice is given; PROVIDED that the provision of this subsection shall not affect the obligation of the Company to prepay Swing Line Loans in accordance with SECTION 2.08(D). Unless the Revolving Credit Commitments shall have expired or terminated, each Revolving Credit Lender shall make the proceeds of its Revolving Credit Loan available to the Agent for the account of the Swing Line Lender on the next Business Day following such request, in immediately available funds. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Refunded Swing Line Loan.

               (iii) At any time before or after a Default or Event of Default, if the Revolving Credit Commitments shall have expired or be terminated while any Swing Line Loan is outstanding, each Revolving Credit Lender, at the sole option of the Swing Line Lender shall either, (A) notwithstanding the expiration or termination of the Revolving Credit Commitments, make a Revolving Credit Loan as an Alternate Base Rate Loan which such Revolving Credit Loan shall be deemed a "Revolving Credit Loan" for all purposes of this Agreement and the other Loan Documents) or (B) be deemed, without further action by any Person, to have purchased from the Swing Line Lender a participation in such Swing Line Loan in either case in an amount equal to such Lender's percentage participation in the Total Revolving Credit Commitment times the outstanding principal balance of such Swing Line Loan. The Agent shall notify each such Lender of the amount of such Revolving Credit Loan or participation and such Lender will transfer to the Agent for the account of the Swing Line Lender on the next Business Day following such notice, in immediately available funds, the amount of its Revolving Credit Loan or participation.

               (iv) If any such Lender shall not have so made its Revolving Credit Loans or its percentage participation available to the Agent pursuant to this SECTION 2.01(B), such Lender agrees to pay interest thereon for each day from such date until the date such amount is paid at the lesser of (1) the Federal Funds Effective Rate on the date payment is to be made to the Agent and
(2) the Highest Lawful Rate. Whenever, at any time after the Agent has received from any Revolving Credit Lender such Lender's Revolving Credit Loan or participating interest in a Swing Line Loan, the Agent receives any payment on account thereof, the Agent will pay to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded) which payment shall be subject to repayment by such Lender if such payment received by the Agent is required to be returned. Each Revolving Credit Lender's obligation to make the Revolving Credit Loans or purchase such participating interests pursuant to this SECTION 2.01(B) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender or any other Person may have against the Swing Line Lender, the Agent or any other Person for any reason whatsoever;
(B) the occurrence or continuance of a Default or an Event of Default or the termination of Revolving Credit Commitments; (C) the occurrence of any Material Adverse Effect; (D) any breach of this Agreement by the Company or any other Lender; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Each Swing Line Loan, once so participated by any Revolving Credit Lender, shall cease to be a Swing Line Loan with respect to that amount for purposes of this Agreement but shall continue to be a Revolving Credit Loan and be evidenced by such Lender's Revolving Credit Note.

               SECTION 2.02 THE ESOP LOAN. Subject to the terms and conditions herein set forth, each ESOP Lender agrees to make and maintain a term loan in the amount of such Lender's ESOP Loan Commitment (the "ESOP LOAN") to the Company. The ESOP Loan shall be fully advanced on the Effective Date, and no ESOP Lender shall have an obligation to make any additional Advance under the ESOP Loan after such date. Any amount repaid under the ESOP Loan may not be reborrowed. All amounts outstanding under the ESOP Loan shall, at the option of the Company, be made and maintained as Alternate Base Rate Advances or LIBOR Rate Advances; provided that all Loans comprising all or a portion of the same Advance shall when made be of the same Type.

               SECTION 2.03 THE TERM LOANS. (a) Subject to the terms and conditions herein set forth, each Term Loan A Lender agrees to make and maintain a term loan in the amount of such Lender's Term Loan A Commitment (the "TERM LOAN A") to the Company. The Term Loan A shall be fully advanced on the Effective Date, and no Term Loan A Lender shall have an obligation to make any additional Advance under the Term Loan A after such date. Any amount repaid under the Term Loan A may not be reborrowed. All amounts outstanding under the Term Loan A shall, at the option of the Company, be made and maintained as Alternate Base Rate Advances or LIBOR Rate Advances; provided that all Loans comprising all or a portion of the same Advance shall when made be of the same Type.

               (b) Subject to the terms and conditions herein set forth, each Term Loan B Lender agrees to make and maintain a term loan in the amount of such Lender's Term Loan B Commitment (the "TERM LOAN B" and, together with the ESOP Loan, Revolving Credit Loans, Swing Line Loans, Term Loan A, and any Advances under a Letter of Credit described in ARTICLE III hereof, the "LOANS") to the Company. The Term Loan B shall be fully advanced on the Effective Date, and no Term Loan B Lender shall have an obligation to make any additional Advance under the Term Loan after such date. Any amount repaid under the Term Loan B may not be reborrowed. All amounts outstanding under the Term Loan B shall, at the option of the Company, be made and maintained as Alternate Base Rate Advances or LIBOR Rate Advances; provided that all Loans comprising all or a portion of the same Advance shall when made be of the same Type.

               SECTION 2.04 NOTICE OF ADVANCE. (a) REVOLVING CREDIT LOANS. Whenever the Company requires an Advance under the Revolving Credit Loans, it shall give written notice thereof (a "NOTICE OF ADVANCE") (or telephonic notice promptly confirmed in writing) to the Agent (i) in the case of an Alternate Base Rate Advance, not later than 10:00 a.m. (Houston, Texas time) on the date of such Advance and (ii) in the case of a LIBOR Rate Advance, not later than 11:00 a.m. (Houston, Texas time) three (3) Business Days prior to the date of such Advance. Each Notice of Advance shall be irrevocable and shall be in the form of
EXHIBIT 2.04 hereto, specifying (A) the aggregate principal amount of the Advance to be made, (B) the date of such Advance (which shall be a Business
Day), (C) whether it is to be an Alternate Base Rate Advance or a LIBOR Rate Advance and (D) if the proposed Advance is to be a LIBOR Rate Advance, the initial Interest Period to be applicable thereto. The Agent shall promptly give the Revolving Credit Lenders written notice or telephonic notice (promptly confirmed in writing) of each proposed Advance, of each Revolving Credit Lender's proportionate share thereof and of the other matters covered by each Notice of Advance.

               (b) SWING LINE LOANS. Whenever the Company requires an Advance under the Swing Line Loans, it shall give written notice thereof (or telephonic notice promptly confirmed in writing) to the Swing Line Lender not later than 11:00 a.m. (Houston, Texas time) on the date of such Advance. Each notice shall be irrevocable and shall specify the aggregate principal amount of such Advance and the date of such Advance (which shall be a Business Day).

               SECTION 2.05 THE NOTES. (a) The Company's obligation to repay the Revolving Credit Loans made by each Revolving Credit Lender shall be evidenced by a revolving credit promissory note duly executed and delivered by the Company to each Revolving Credit Lender substantially in the form of EXHIBIT 2.05A hereto (each a "REVOLVING CREDIT NOTE" and collectively, the "REVOLVING CREDIT NOTES"), and each Revolving Credit Note shall (i) be payable to the order of such Lender, (ii) be in a stated principal amount equal to the Revolving Credit Commitment of such Lender, (iii) be payable prior to maturity as provided herein and mature on the Revolving Credit Maturity Date,
(iv) bear interest as provided in the appropriate clause of SECTION 2.12 and (v) be entitled to the benefits of this Agreement and the other Loan Documents.

               (b) The Company's obligation to repay the Term Loan A made by each Term Loan A Lender shall be evidenced by a term promissory note duly executed and delivered by the Company to each Term Loan A Lender substantially in the form of EXHIBIT 2.05B hereto (each a "TERM NOTE A" and collectively, the "TERM NOTES A"), and each Term Note A shall (i) be payable to the order of such Lender, (ii) be in a stated principal amount equal to the Term Loan A Commitment of such Lender, (iii) be payable prior to maturity as provided herein and mature on the Term Loan A Maturity Date, (iv) bear interest as provided in the appropriate clause of SECTION 2.12 and (v) be entitled to the benefits of this Agreement and the other Loan Documents.

               (c) The Company's obligation to repay the Term Loan B made by each Term Loan B Lender shall be evidenced by a term promissory note duly executed and delivered by the Company to each Term Loan B Lender substantially in the form of EXHIBIT 2.05C hereto (each a "TERM NOTE B" and collectively, the "TERM NOTES B"), and each Term Note B shall (i) be payable to the order of such Lender, (ii) be in a stated principal amount equal to the Term Loan B Commitment of such Lender, (iii) be payable prior to maturity as provided herein and mature on the Term Loan B Maturity Date, (iv) bear interest as provided in the appropriate clause of SECTION 2.12 and (v) be entitled to the benefits of this Agreement and the other Loan Documents.

               (d) The Company's obligation to repay the ESOP Loan made by each ESOP Lender shall be evidenced by a term promissory note duly executed and delivered by the Company to each ESOP Lender substantially in the form of
EXHIBIT 2.05D hereto (each an "ESOP NOTE" and collectively, the "ESOP NOTES"), and each ESOP Note shall (i) be payable to the order of such Lender, (ii) be in a stated principal amount equal to the ESOP Loan Commitment of such Lender,
(iii) be payable prior to maturity as provided herein and mature on the ESOP Loan Maturity Date, (iv) bear interest as provided in the appropriate clause of
SECTION 2.12 and (v) be entitled to the benefits of this Agreement and the other Loan Documents.

               (e) The Company's obligation to repay the Swing Line Loans made by the Swing Line Lender shall be evidenced by a promissory note duly executed and delivered by the Company to the Swing Line Lender substantially in the form of EXHIBIT 2.05E hereto (the "SWING LINE NOTE"), and shall (i) be in a stated principal amount equal to the Swing Line Commitment, (ii) be payable prior to maturity as provided herein and mature on the Revolving Credit Maturity Date,
(iii) bear interest as provided in the appropriate clause of SECTION 2.12 and
(iv) be entitled to the benefits of this Agreement and the other Loan Documents.

               SECTION 2.06 DISBURSEMENT OF FUNDS. (a) With respect to any Advance to be made under any Loan other than the Swing Line Loan, no later than 1:00 p.m. (Houston, Texas time) on any Advance Date, each Lender shall make available its pro rata portion of the amount of such Advance in U.S. dollars and in immediately available funds at the Payment Office. The Agent shall credit the amounts so received to the general deposit account of the Company maintained with the Agent or as otherwise directed by the Company.

                (b) With respect to any Advance to be made under the Swing Line Loan, no later than 2:00 p.m. (Houston, Texas time) on the requested Advance Date, the Swing Line Lender shall make available to the Company in immediately available funds the amount of such Advance at the Company's general deposit account maintained with the Swing Line Bank or as otherwise directed by the Company.

               (c) Unless the Agent shall have been notified by any Lender prior to disbursement of an Advance by the Agent that such Lender does not intend to make available to the Agent such Lender's portion of the Advance to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on such Advance Date and the Agent may, in reliance upon such assumption, make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender and the Agent has made available same to the Company, the Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Company, and the Company shall pay such corresponding amount to the Agent within two (2) Business Days after demand therefor. The Agent shall also be entitled to recover from such Lender or the Company, as the case may be, interest on such corresponding amount from the date such corresponding amount was made available by the Agent to the Company to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to, (i) as to any Lender, the Federal Funds Effective Rate on the date of such Advance and (ii) as to the Company, at the rate per annum applicable to such Loan PLUS the applicable Margin. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Company may have against any Lender as a result of any default by such Lender hereunder.

               SECTION 2.07 CONVERSIONS AND CONTINUANCES. Subject to the provisions of SECTION 2.17 hereof, the Company shall have the option to convert on any Business Day all or a portion of the outstanding principal amount of one Type of Advance into another Type of Advance (other than Advances under the Swing Line Loan which at all times must be maintained as Alternate Base Rate Advances) or continue any LIBOR Advance for an additional Interest Period, PROVIDED, no Advances may be converted into or continued as LIBOR Rate Advances if a Default or Event of Default is in existence on the date of the conversion or continuation. Except as provided in SECTION 2.13(B), each such conversion or continuation shall be effected by the Company giving the Agent written notice (each a "NOTICE OF CONVERSION") prior to 11:00 a.m. (Houston, Texas time) at least (a) three (3)

Business Days prior to the date of such conversion in the case of conversion or continuation into or continuance as a LIBOR Rate Advance and (b) prior to 10:00 a.m. (Houston, Texas time) on the date of such conversion in the case of a conversion into an Alternate Base Rate Advance, specifying each Advance (or portions thereof) to be so converted or continued and, if to be converted into or continued as a LIBOR Rate Advance, the Interest Period to be initially applicable thereto. The Agent shall thereafter promptly notify each affected Lender of such Notice of Conversion.

               SECTION 2.08 MANDATORY REPAYMENTS. (a) THE REVOLVING CREDIT NOTES. All outstanding principal (and any accrued, unpaid interest) on the Revolving Credit Notes shall be due and payable on the Revolving Credit Maturity Date. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, the aggregate outstanding principal balance of the Revolving Credit Notes and Swing Line Loans PLUS the Letter of Credit Obligations shall not exceed the lesser of the Borrowing Base and the Total Revolving Credit Commitment. The Revolving Credit Lenders shall never be required to make any Advance under the Revolving Credit Loans (or the Swing Line Lender to make any Swing Line Loan) or issue any Letter of Credit that would cause the aggregate outstanding principal balance of the Revolving Credit Notes and Swing Line Loans PLUS the Letter of Credit Obligations to exceed the lesser of the Borrowing Base and the Total Revolving Credit Commitment. If the aggregate outstanding principal balance of the Revolving Credit Notes and Swing Line Loans PLUS the Letter of Credit Obligations at any time exceeds the lesser of the Borrowing Base and the Total Revolving Credit Commitment, the Company shall immediately repay the principal of the Revolving Credit Notes in an amount at least equal to such excess. If after giving effect to any such principal repayment the Letter of Credit Obligations exceed the lesser of the Borrowing Base and the Total Revolving Credit Commitment, the Company shall pay an amount of cash equal to such excess to the Agent to be held as security for the Letter of Credit Obligations.

               (b) THE TERM NOTES. (i) Outstanding principal on the Term Notes A and Term Notes B shall be due and payable on each Designated Payment Date commencing September 30, 1996 in such aggregate amounts and for such periods as follows (as such is reduced by any principal payment made under SECTION 2.08(B)(II), (III) AND (IV) below):

                                   Term Loan A                          Term Loan B
                                 Installment Due on                  Installment Due on
     PAYMENT DATE           EACH DESIGNATED PAYMENT DATE        EACH DESIGNATED PAYMENT DATE
September 30, 1996                   $2,500,000                            $250,000
December 31, 1996                     2,500,000                             250,000

                                      -28-

                                    Term Loan A                          Term Loan B
                                 Installment Due on                  Installment Due on
     PAYMENT DATE           EACH DESIGNATED PAYMENT DATE        EACH DESIGNATED PAYMENT DATE
     Payment Date           Each Designated Payment Date        Each Designated Payment Date
March 31, 1997                        2,500,000                             250,000
June 30, 1997                         2,500,000                             250,000

September 30, 1997                    2,500,000                             250,000
December 31, 1997                     2,500,000                             250,000
March 31, 1998                        2,500,000                             250,000
June 30, 1998                         2,500,000                             250,000

September 30, 1998                    2,500,000                             250,000
December 31, 1998                     2,500,000                             250,000
March 31, 1999                        2,500,000                             250,000
June 30, 1999                         2,500,000                             250,000

September 30, 1999                    3,000,000                             250,000
December 31, 1999                     3,000,000                             250,000
March 31, 2000                        3,000,000                             250,000
June 30, 2000                         3,000,000                             250,000

September 30, 2000                    3,750,000                             250,000
December 31, 2000                     3,750,000                             250,000
March 31, 2001                        3,750,000                             250,000
June 30, 2001                         3,750,000                             250,000

September 30, 2001                    4,500,000                             250,000
December 31, 2001                     4,500,000                             250,000
March 31, 2002                        4,500,000                             250,000
June 30, 2002                         4,500,000                             250,000

September 30, 2002                    5,000,000                           1,000,000
December 31, 2002                     5,000,000                           1,000,000
March 31, 2003                              ---                           6,000,000
June 30, 2003                               ---                           6,000,000

September 30, 2003                          ---                           6,250,000
December 31, 2003                           ---                           6,250,000
March 31, 2004                              ---                           6,250,000
June 30, 2004                               ---                           6,250,000

                      (ii) In addition to the amounts required under sub-clause
        (b)(i) above, the Company shall make a principal payment on Term Loan A and Term Loan B for each fiscal year (commencing with the fiscal year ending June 30, 1997) prior to September 30 of the following fiscal year in an amount equal to seventy-five percent (75%) of its Excess Cash Flow for such fiscal year; PROVIDED, that in the event that the aggregate outstanding balance of Term Loan A and Term Loan B is reduced to $75,000,000 or less on or before June 30 of any year, the pro rata principal payment on Term Loan A and Term Loan B required by this paragraph shall be reduced to fifty percent (50%) of such Excess Cash Flow, commencing with the payment due in the fiscal year after such reduction of the aggregate outstanding balance on Term Loan A and Term Loan B. All payments required under this SECTION 2.08(B)(II) shall be applied pro rata against Term Loan A and Term Loan B and, as to any payment on any of such Notes, pro rata to each remaining principal installment.

                      (iii) In addition to the amounts required under sub-clauses (i) and (ii) above, promptly upon receipt by the Company, the Company shall make a principal payment on Term Loan A and Term Loan B in the aggregate amount of (x) a downward adjustment to the "Final TOC Per Share Purchase Price" or the "Final TPC Per Share Purchase Price" made under Section 2.5.3(b) and (d), respectively, of the Purchase Agreement and (xx) any other portion of the "Estimated TOC Per Share Purchase Price" or "Estimated TPC Per Share Purchase Price" (as such terms are defined in the Purchase Agreement) returned to the Company. All payments required under this SECTION 2.08(B)(III) shall be applied pro rata against Term Loan A and Term Loan B and, as to any payment on any one of such Loans, pro rata to each remaining principal installment.

                      (iv) In addition to the amounts required under sub-clauses
        (i), (ii) and (iii) above, promptly upon receipt by the Company, the Company shall make a principal payment on Term Loan A and Term Loan B in the amount of the cash proceeds received by the Company from any unrelated third-party as a result of any offering (net of any expenses of such offering) of the common stock or other equity interest of the Company or any Subsidiary. All payments required under this SECTION 2.08(B)(IV) shall be applied pro rata against Term Loan A and Term Loan B and, as to any payment on any of such Loans, pro rata to each remaining principal installment.

                      (v) In addition to the amounts required under sub clauses
        (i), (ii), (iii) and (iv) above, all outstanding principal (and any accrued, unpaid interest) on the Term Notes A shall be due and payable on the Term Loan A Maturity Date and all outstanding principal (and any accrued, unpaid interest) on the Term Notes B shall be due and payable on the Term Loan B Maturity Date.

               (c) THE ESOP NOTE. Outstanding principal on the ESOP Notes shall be due and payable on each Designated Payment Date commencing September 30, 1996, in equal installments of $500,000.00 in the aggregate for all ESOP Lenders. All outstanding principal (and any accrued, unpaid interest) on the ESOP Notes shall be due and payable on the ESOP Loan Maturity Date.

               (d) THE SWING LINE NOTE. All outstanding principal (and any accrued, unpaid interest) on the Swing Line Note shall be due and payable on the Revolving Credit Maturity Date.

               SECTION 2.09 VOLUNTARY PREPAYMENTS. The Company shall have the right to voluntarily prepay Advances in whole or in part upon giving, in the case of a LIBOR Rate Advance, three (3) Business Days' prior written notice to the Agent and in the case of an Alternate Base Rate Advance, one (1) Business Days' prior written notice to the Agent; PROVIDED that at least five (5) Business Days' prior written notice shall be given for prepayments of Term Loan A and Term Loan B. Such notice shall specify (a) the date and amount of prepayment and whether the prepayment is of Term Loans or Revolving Credit Loans; and (b) in the case of the prepayment of Term Loans, whether the Company shall approve the election, if any, of the Term Loan B Lenders to decline their share of any such prepayment as further provided in this SECTION 2.09. Upon receipt of such notice, the Agent shall promptly notify each applicable Lender of the contents thereof and of such Lender's percentage participation of such prepayment and, in the case of any Term Loan B Lender, whether or not the Company has elected to permit each Term Loan B Lender to, at its option, decline its Term Loan B share of such prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein and (a) no LIBOR Rate Advance may be prepaid prior to the last day of its Interest Period unless, simultaneously therewith, the Company pays to the Agent for the benefit of the affected Lenders, all sums necessary to compensate such Lenders for all costs and expenses resulting from such prepayment, as reasonably determined by such Lenders, including but not limited to those costs described in SECTIONS 2.12(F), 2.16, and 2.17 hereof, (b) each partial prepayment shall be made (i) in the case of a prepayment of a LIBOR Rate Advance, in a minimum aggregate principal amount of $1,000,000.00 and integral multiples of $100,000.00, and (ii) in the case of a prepayment of an Alternate Base Rate Advance, in a minimum aggregate amount of $1,000,000.00 and integral multiples of $100,000.00; and (c) each prepayment of Term Loan A, Term Loan B, and ESOP Loan Advances pursuant to this SECTION 2.09 shall be applied to the outstanding principal of such Advances pro rata to each remaining principal installment.

               Notwithstanding the foregoing and subject to the Company's approval described above, in respect of any partial prepayment of the Term Loans (until such time as Term Loan A has been repaid in full) pursuant to this
SECTION 2.09, any Term Loan B Lender may, at its option, irrevocably decline receipt of its Term Loan B share of any such prepayment, and, if such Lender so declines, such share shall be applied as an additional prepayment of Term Loan A pro rata to each remaining principal installment, as further adjusted pursuant to balance of this SECTION 2.09. Any Term Loan B Lender may notify the Agent and the Company of its election to decline its Term Loan B share of all such prepayments, in which event such notice shall be effective until such Lender notifies the Agent and the Company to the contrary. Any Term Loan B Lender that wishes to decline receipt of its share of any given prepayment pursuant to this
SECTION 2.09, shall promptly, and in any event no later than 10:00 a.m. (Houston, Texas time) on the Business Day following receipt of its notice of such prepayment, notify the Company and the Agent of such election. Any Term Loan B Lender that has not provided notice pursuant to one of the two preceding sentences prior to such 10:00 a.m. deadline shall be deemed to have elected to accept such prepayment. The Agent shall promptly provide, to all such accepting Term Loan B Lenders, notice of the principal amount of Term Loan B that Lenders have elected to decline. Any such accepting Lender may, at its option, irrevocably decline receipt of its share of any such declined share of such prepayment (and shall indicate in such notice whether it elects to accept or decline receipt of its share of such prepayment declined by other Lenders pursuant to this sentence), and, if such Lender so declines, such share shall be applied as an additional prepayment of Term Loan A in accordance with this
SECTION 2.09. Any Term Loan B Lender that wishes to decline receipt of its share of such declined shares, shall promptly, and in any event no later than 10:00 a.m. (Houston, Texas time) on the Business Day following receipt of the notice from the Agent regarding such declined shares, notify the Company and the Agent of such election. Any such accepting Lender that has not provided such notice prior to such 10:00 a.m. deadline shall be deemed to have elected to accept such the full amount of its share of such prepayment.

               SECTION 2.10 METHOD AND PLACE OF PAYMENT/NET PAYMENTS. (a) Except as otherwise specifically provided herein, all payments under this Agreement due from the Company shall be made to the Agent for the benefit of the affected Lenders, or to the Agent for the benefit of the Swing Line Lender if payment is made under any Swing Line Loan, not later than 11:00 a.m. (Houston, Texas time) on the date when due and shall be made in lawful money of the United States in immediately available funds at the Payment Office.

               (b) Except with respect to withholdings of United States taxes, as provided in SECTION 2.18, all payments (whether of principal, interest, Fees, reimbursements or otherwise) by the Company under this Agreement shall be made without set-off or counterclaim and shall be made free and clear of and without deduction for any present or future tax, levy, impost or any other charge, if any, of any nature whatsoever now or hereafter imposed by any taxing authority. Except with respect to withholdings of United States taxes as provided in
SECTION 2.18, if the making of such payments by the Company is prohibited by law unless such a tax, levy, impost or other charge is deducted or withheld therefrom, the Company shall pay to the Agent, on the date of each such payment, such additional amounts (without duplication of any amounts required to be paid by the Company pursuant to SECTION 2.16 or SECTION 3.04) as may be necessary in order that the net amounts received by the Lenders after such deduction or withholding shall equal the amounts which would have been received if such deduction or withholding were not required. The Company shall confirm that all applicable taxes, if any, imposed on this Agreement or transactions hereunder shall have been properly and legally paid by it to the appropriate taxing authorities by sending official tax receipts or notarized copies of such receipts to the Agent within thirty (30) days after payment of any applicable tax. Notwithstanding the foregoing, in no event shall the compensation payable under this SECTION 2.10(B) (to the extent, if any, constituting interest under applicable laws) together with all amounts constituting interest under applicable laws and payable in connection with this Agreement, the Notes and the other Loan Documents exceed the Highest Lawful Rate.

               SECTION 2.11 PRO RATA ADVANCES/PAYMENTS. All Advances (other than Advances made under the Swing Line Loans) under this Agreement shall be incurred from the affected Lenders pro rata, and all payments in respect of any Loan (other than a payment in respect of a Swing Line Loan) from the Company to the Agent shall be applied, on the basis of the Lenders' respective percentage participations in the Revolving Credit Commitment, the ESOP Loan Commitment, the Term Loan A Commitment or the Term Loan B Commitment, as the case may be. It is understood that no Lender shall be responsible for any default by any other Lender in its obligation to make Advances hereunder and that each Lender shall be obligated to make the Advances provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder.

               SECTION 2.12 INTEREST. (a) Subject to SECTION 11.08, the Company agrees to pay interest on the total outstanding principal balance from time to time of all Alternate Base Rate Advances from the date of each respective Advance to maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be equal to the lesser of (i) the Highest Lawful Rate and (ii) the Alternate Base Rate in effect from time to time plus the applicable Margin as such applicable Margin may change from time to time. If the Alternate Base Rate is based on the Prime Rate, interest shall be computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be. If the Alternate Base Rate is based on the Federal Funds Effective Rate, interest shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

               (b) Subject to SECTION 11.08, the Company agrees to pay interest on the total outstanding principal balance of all LIBOR Rate Advances from time to time from the date of each respective Advance to maturity (whether by acceleration or otherwise) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) which shall, during each Interest Period applicable thereto, be equal to the lesser of (i) the Highest Lawful Rate and (ii) the applicable LIBOR Rate for such Interest Period plus the applicable Margin. The applicable LIBOR Rate shall be fixed for each Interest Period and shall not change during said Interest Period but the applicable Margin, which is added to the LIBOR Rate to determine the total interest payable to the affected Lender, shall be adjusted, effective on the first day of each Margin Period, whether or not said adjustment occurs at a time other than the beginning of an Interest Period.

               (c) Subject to SECTION 11.08, overdue principal and, to the extent permitted by law, overdue interest in respect of any Advance and all other amounts owing hereunder shall bear interest for each day that such amounts are overdue at a rate per annum equal to the Default Rate.

               (d) Interest on each Advance shall accrue from and including the date of such Advance to but excluding the date of any repayment thereof and shall be payable (i) in respect of LIBOR Rate Advances (A) on the last day of the Interest Period applicable thereto and, in the case of any Interest Period in excess of three months, on the last day of the third month of the Interest Period and on the last day of the Interest Period and (B) on the date of any voluntary or mandatory repayment of Term Loan A or Term Loan B or any conversion or continuance, (ii) in respect of Alternate Base Rate Advances (A) on each Designated Payment Date and (B) on the date of any voluntary or mandatory repayment and (iii) in respect of each Advance, at maturity (whether by acceleration or otherwise) and, after maturity, on demand.

               (e) The Agent, upon determining the LIBOR Rate for any Interest Period, shall notify the Company thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto. In addition, prior to the due date for the payment of interest on any Advances set forth in the immediately preceding paragraph, the Agent shall notify the Company of the amount of interest due by the Company on all outstanding Advances on the applicable due date, but any failure of the Agent to so notify the Company shall not reduce the Company's liability for the amount owed.

               (f) Subject to SECTION 11.08, the Company shall pay to the Agent for the account of each affected Lender, so long as the Lenders shall be required under regulations of the Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each such LIBOR Rate Advance from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times during the Interest Period for such Advance to the lesser of (i) the Highest Lawful Rate and (ii) the remainder obtained by subtracting (A) the LIBOR Rate for such Interest Period from (B) the rate obtained by dividing such LIBOR Rate referred to in clause (A) above by that percentage equal to 100% minus the Reserve Percentage of such Lender for such Interest Period. Such additional interest shall be determined by such Lender as incurred and shall be payable upon demand therefor by the Company to such Lender. Each determination by such Lender of additional interest due under this Section 2.12(f) shall be conclusive and binding for all purposes in the absence of manifest error.

               SECTION 2.13 INTEREST PERIODS. (a) At the time the Company gives any Notice of Advance or Notice of Conversion in respect of the making of, or conversion into, a LIBOR Rate Advance, the Company shall have the right to elect, by giving the Agent on the dates and at the times specified in SECTION
2.04 or SECTION 2.07, as the case may be, notice of the interest period (each an "INTEREST PERIOD") applicable to such LIBOR Rate Advance, which Interest Period shall be either a one, two, three or six-month period; PROVIDED, that:

               (i) the initial Interest Period for any LIBOR Rate Advance shall commence on the date of such LIBOR Rate Advance (including the date of any conversion thereto or continuance thereof pursuant to SECTION 2.07); each Interest Period occurring thereafter in respect of such LIBOR Rate Advance shall commence on the expiration date of the immediately preceding Interest Period;

               (ii) if any Interest Period relating to a LIBOR Rate Advance begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

               (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, PROVIDED, that if there are no more Business Days in that month, the Interest Period shall expire on the preceding day; and

               (iv) no Interest Period for Advances shall extend beyond the Revolving Credit Maturity Date, Term Loan A Maturity Date, or Term Loan B Maturity Date or ESOP Loan Maturity Date, as the case may be.

               (b) If, upon the expiration of any Interest Period applicable to a LIBOR Rate Advance, the Company has failed to elect a new Interest Period to be applicable to such Advance as provided above, the Company shall be deemed to have elected to convert such Advance into an Alternate Base Rate Advance effective as of the expiration date of such current Interest Period.

               SECTION 2.14 INTEREST RATE NOT ASCERTAINABLE. In the event that the Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the LIBOR Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the LIBOR interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR Rate, then, and in any such event, the Agent shall forthwith give notice to the Company and to the Lenders of such determination. Until the Agent notifies the Company that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Lenders to make LIBOR Rate Advances shall be suspended.

               SECTION 2.15 CHANGE IN LEGALITY. (a) Notwithstanding anything to the contrary herein contained, if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for any Lender or its LIBOR Lending Office to make or maintain any LIBOR Rate Advance or to give effect to its obligations as contemplated hereby, then, by prompt written notice to the Company, such Lender may:

               (i) declare that LIBOR Rate Advances will not thereafter be made by such Lender hereunder, whereupon the Company shall be prohibited from requesting LIBOR Rate Advances from such Lender hereunder (and instead, any request for a LIBOR Rate Advance, as to such Lender, shall be deemed to be a request for an Alternate Base Rate Advance) unless such declaration is subsequently withdrawn; and

               (ii) require that all outstanding LIBOR Rate Advances made by such Lender be converted to Alternate Base Rate Advances, in which event
        (A) all such LIBOR Rate Advances made by such Lender shall be automatically converted to Alternate Base Rate Advances as of the effective date of such notice as provided in paragraph (b) below (or if so designated by such Lender in such notice, effective as of another date) and (B) all payments and prepayments of principal which would otherwise have been applied to repay the converted LIBOR Rate Advances shall instead be applied to repay the Alternate Base Rate Advances resulting from the conversion of such LIBOR Rate Advances.

               (b) For purposes of this SECTION 2.15, a notice to the Company by the Agent pursuant to paragraph (a) above shall be effective on the date of receipt thereof by the Company.

               SECTION 2.16 INCREASED COSTS, TAXES OR CAPITAL ADEQUACY REQUIREMENTS. (a) If, after the Execution Date, the application or effectiveness of any applicable law or regulation or compliance by any Lender with any applicable guideline or request from any central bank or governmental authority (whether or not having the force of law) (i) shall change the basis of taxation of payments to such Lender of the principal of or interest on any LIBOR Rate Advance made by such Lender or any other Fees or amounts payable hereunder (other than taxes imposed or measured on the overall net or gross income or revenue of such Lender or its Applicable Lending Office or franchise taxes imposed upon it by the jurisdiction in which such Lender or its Applicable Lending Office has an office), (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement with respect to any LIBOR Rate Advance made by such Lender against assets of, deposits with or for the account of, or credit extended by, such Lender (without duplication of any amounts paid pursuant to SECTION 2.12(F)) or (iii) shall impose on such Lender any other condition affecting this Agreement or any LIBOR Rate Advance made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of maintaining its Revolving Credit Commitment, Swing Line Commitment, Term Loan A Commitment, Term Loan B Commitment or ESOP Loan Commitment, as the case may be, or of making or maintaining any LIBOR Rate Advance or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) in respect thereof by an amount deemed in good faith by such Lender to be material, then the Company shall pay to such Lender such additional amount as will compensate it for such increase or reduction upon demand.

               (b) If any Lender shall have determined in good faith that any change after the Execution Date of any law, rule, regulation or guideline regarding capital adequacy, or any change in the interpretation or administration thereof or compliance with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency issued after the Execution Date has or would have the effect of reducing the rate of return on the capital of such Lender as a consequence of, or with reference to, such Lender's obligations hereunder to a level below that which it could have achieved but for such change by an amount deemed by such Lender to be material, then, from time to time, the Company shall pay to the Agent for the benefit of such Lender such additional amount as will reasonably compensate it for such reduction upon demand.

               (c) Each Lender will notify the Company through the Agent of any event occurring after the date of this Agreement which will entitle it to compensation pursuant to this SECTION 2.16, as promptly as practicable. A certificate (i) stating that the compensation sought to be recovered pursuant to this SECTION 2.16 is generally being charged to other similarly situated customers and (ii) setting forth in reasonable detail the amount necessary to compensate the Lender in question as specified in paragraph (a) or (b) above, as the case may be, and the calculation of such amount under clause (a)(i), shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay to the Agent for the account of such Lender the amount shown as due on any such certificate upon demand. The failure on the part of any Lender to demand increased compensation with respect to any Interest Period shall not constitute a waiver of the right to demand compensation thereafter; PROVIDED that with respect to events occurring prior to any notice given under this SECTION 2.16(C), such Lenders shall only be entitled to recover compensation for such events occurring over a period of 120 days. Upon the request of the Company, each Lender agrees that it will use reasonable efforts to designate a different Applicable Lending Office for the Loans due to it affected by the matter described in SECTIONS 2.16(A) and 2.16 (B), if such designation will avoid or reduce the liability of the Company to such Lender under this SECTION 2.16 so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion.

               (d) Except as expressly provided in SECTION 2.16(C), failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any Interest Period shall not constitute a waiver of such Lender's rights to demand compensation for any increased costs or reduction in amounts received or receivables or reduction in return on capital with respect to such Interest Period or any other Interest Period.

               SECTION 2.17 LIBOR ADVANCE PREPAYMENT AND DEFAULT PENALTIES. Subject to SECTION 11.08, the Company shall indemnify each Lender against any loss or expense (other than loss of profit) which it may sustain or incur as a consequence of (a) an advance of, or a conversion into, or a continuance of, LIBOR Rate Advances that does not occur on the date specified therefor in a Notice of Advance or Notice of Conversion, (b) any payment, prepayment or conversion of a LIBOR Rate Advance required by any other provision of this Agreement or otherwise made on a date other than the last day of the applicable Interest Period or (c) any default in the payment or prepayment of the principal amount of any LIBOR Advance or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by notice of prepayment or otherwise). Such loss or expense shall include the amount equal to the excess determined by each Lender of (i) its cost of obtaining the funds for the Advance being paid, prepaid or converted or not borrowed (based on the LIBOR Rate) for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Advance (or, in the case of a failure to borrow, the Interest Period for the Advance which would have commenced on the date of such failure to borrow) OVER
(ii) the amount of interest (as determined by each Lender) that would be realized in reemploying the funds so paid, prepaid or converted or not borrowed for such period or Interest Period, as the case may be.

               The Agent, on behalf of the Lenders, will notify the Company of any loss or expense which will entitle the Lenders to compensation pursuant to this SECTION 2.17, as promptly as is practicable. A certificate of any Lender setting forth any amount which it is entitled to receive pursuant to this
SECTION 2.17 shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay to the Agent for the account of the Lenders the amount shown as due on any certificate upon demand. Without prejudice to the survival of any other obligations of the Company hereunder, the obligations of the Company under this SECTION 2.17 shall survive the termination of this Agreement and the assignment of any of the Notes. The failure on the part of any Lender to demand compensation with respect to this SECTION 2.17 shall not constitute a waiver of the right to demand compensation thereafter; PROVIDED that with respect to any loss or expense incurred prior to any notice given under this SECTION 2.17, such Lender shall only be entitled to recover compensation for such loss or expense incurred over a period of 120 days.

               SECTION 2.18 TAX FORMS. With respect to each Lender which is organized under the laws of a jurisdiction outside the United States, on the date of the initial Advance hereunder, and from time to time thereafter if requested by the Company or the Agent, each such Lender shall provide the Agent and the Company with the forms prescribed by the Internal Revenue Service of the United States certifying as to such Lender's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Lender hereunder or other documents satisfactory to the Company and the Agent indicating that all payments to be made to such Lender hereunder are subject to such tax at a rate reduced by an applicable tax treaty. Unless the Company and the Agent have received such forms or such documents indicating that payments hereunder are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Company or the Agent shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender organized under the laws of a jurisdiction outside the United States.

                                   ARTICLE III
                                LETTERS OF CREDIT

               SECTION 3.01 LETTERS OF CREDIT. (a) Subject to and upon the terms and conditions herein set forth, the Issuing Bank agrees that it will, at any time and from time to time on or after the Effective Date and prior to the Revolving Credit Maturity Date, following its receipt of a Letter of Credit Request and Application for Letter of Credit, issue for the account of the Company and in support of the obligations of the Company or any of its Subsidiaries, one or more letters of credit (the "LETTERS OF CREDIT"), up to a maximum amount outstanding at any one time for all Letters of Credit of $7,500,000.00, PROVIDED that the Issuing Bank shall not issue any Letter of Credit if at the time of such issuance: (i) Letter of Credit Obligations shall be greater than an amount which, when added to all Advances under the Revolving Credit Notes and the Swing Line Note then outstanding, would exceed the lesser of the Borrowing Base and the Total Revolving Credit Commitment or (ii) the expiry date or, in the case of any Letter of Credit containing an expiry date that is extendible at the option of the Issuing Bank, the initial expiry date, of such Letter of Credit is a date that is later than the Revolving Credit Maturity Date.

               (b) The Issuing Bank shall neither renew or extend nor permit the renewal or extension of any Letter of Credit (which renewal or extension will not be for any period ending after the Revolving Credit Maturity Date) if any of the conditions precedent to such renewal set forth in SECTION 5.02 are not satisfied or waived or, after giving effect to such renewal, the expiry date of such Letter of Credit would be a date that is later than the Revolving Credit Maturity Date.

               SECTION 3.02 LETTER OF CREDIT REQUESTS. (a) Whenever the Company desires that a Letter of Credit be issued for its account or that the existing expiry date shall be extended, it shall give the Issuing Bank (with copies to be sent to the Agent and each other Revolving Credit Lender) (i) in the case of a Letter of Credit to be issued, at least five (5) Business Days' prior written request therefor and (ii) in the case of the extension of the existing expiry date of any Letter of Credit, at least five (5) Business Days prior to the date on which the Issuing Bank must notify the beneficiary thereof that the Issuing Bank does not intend to extend such existing expiry date. Each such request shall be executed by the Company and shall be in the form of EXHIBIT 3.02 attached hereto (each a "LETTER OF CREDIT REQUEST") and shall be accompanied by an Application for Letter of Credit therefor, completed to the reasonable satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank or the Agent may reasonably request. Each Letter of Credit shall be denominated in U.S. dollars, shall expire no later than the date specified in SECTION 3.01, shall not be in an amount greater than is permitted under clause (i) of SECTION 3.01(A) and shall be in such form as may be reasonably approved from time to time by the Issuing Bank and the Company.

               (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Company that such Letter of Credit may be issued in accordance with, and will not violate the requirements of this Agreement. Unless the Issuing Bank has received notice from any Revolving Credit Lender before it issues the respective Letter of Credit or extends the existing expiry date of a Letter of Credit that one or more of the conditions specified in ARTICLE V are not then satisfied, or that the issuance of such Letter of Credit would violate this Agreement, then the Issuing Bank shall issue the requested Letter of Credit for the account of the Company in accordance with the Issuing Bank's usual and customary practices. Upon its issuance of any Letter of Credit or the extension of the existing expiry date of any Letter of Credit, as the case may be, the Issuing Bank shall promptly notify the Company and the Agent and the Agent shall notify each Revolving Credit Lender of such issuance or extension, which notices shall be accompanied by a copy of the Letter of Credit actually issued or a copy of any amendment extending the existing expiry date of any Letter of Credit, as the case may be.

               SECTION 3.03 LETTER OF CREDIT PARTICIPATIONS. (a) All Letters of Credit issued subsequent hereto shall be deemed to have been sold and transferred by the Issuing Bank to each Revolving Credit Lender, and each Revolving Credit Lender shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation, (to the extent of such Lender's percentage participation in the Revolving Credit Commitment) in each such Letter of Credit (including extensions of the expiry date thereof), each substitute Letter of Credit, each drawing made thereunder and the obligations of the Company under this Agreement and the other Loan Documents with respect thereto, and any security therefor or guaranty pertaining thereto.

               (b) In determining whether to pay under any Letter of Credit, the Issuing Bank shall have no obligation relative to the Revolving Credit Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit.

               (c) In the event that the Issuing Bank makes any payment under any Letter of Credit, the same shall be considered an Alternate Base Rate Advance without further action by any Person. The Issuing Bank shall promptly notify the Agent, which shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender shall immediately pay to the Agent for the account of the Issuing Bank the amount of such Lender's percentage participation of such Advance. If any Revolving Credit Lender shall not have so made its percentage participation available to the Agent, such Lender agrees to pay interest thereon, for each day from such date until the date such amount is paid at the lesser of (i) the Federal Funds Effective Rate and (ii) the Highest Lawful Rate.

               (d) The Issuing Bank shall not be liable for, and the obligations of the Company and the Revolving Credit Lenders to make payments to the Agent for the account of the Issuing Bank with respect to Letters of Credit shall not be subject to, any qualification or exception whatsoever, including any of the following circumstances:

               (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

               (ii) the existence of any claim, setoff, defense or other right which the Company may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit, the Agent, any Issuing Bank, any Revolving Credit Lender, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Company and the beneficiary named in any such Letter of Credit);

               (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

               (v)    the occurrence of any Default or Event of Default.

               (e) The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by such Issuing Bank's gross negligence or willful misconduct. IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT SUCH ISSUING BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS (OTHER THAN WITH RESPECT TO ANY CLAIMS BY THE ISSUING BANK AGAINST ANY SUCH OFFICER, DIRECTOR, EMPLOYEE OR AGENT THEREOF) SHALL BE INDEMNIFIED AND HELD HARMLESS FROM, SUBJECT TO THE SAME TYPE OF PROTECTIONS SET FORTH IN SECTION 11.05(B), ANY ACTION TAKEN OR OMITTED BY SUCH PERSON UNDER OR IN CONNECTION WITH ANY LETTER OF CREDIT OR ANY RELATED DRAFT OR DOCUMENT ARISING OUT OF OR RESULTING FROM SUCH PERSON'S SOLE OR CONTRIBUTORY NEGLIGENCE, BUT NOT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PERSON. The Company agrees that any action taken or omitted by the Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in accordance with the standards of care specified in the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Issuing Bank) and, to the extent not inconsistent therewith, the Uniform Commercial Code of the State of Texas, shall not result in any liability of the Issuing Bank to the Company.

               SECTION 3.04 INCREASED COSTS. (a) Notwithstanding any other provision herein, but subject to SECTION 11.08, if any Revolving Credit Lender shall have determined in good faith that any change after the Execution Date of any law, rule, regulation or guideline or the application or effectiveness of any applicable law or regulation or any change after the Execution Date in the interpretation or administration thereof, or compliance by any Revolving Credit Lender (or any lending office of such Lender) with any applicable guideline or request from any central bank or governmental authority (whether or not having the force of law) issued after the Effective Date either (i) shall impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued, or participated in, by any Revolving Credit Lender or (ii) shall impose on any Revolving Credit Lender any other conditions affecting this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to any Revolving Credit Lender of issuing, maintaining or participating in any Letter of Credit, or reduce the amount received or receivable by any Revolving Credit Lender hereunder with respect to Letters of Credit, by an amount deemed by such Lender to be material, then, from time to time, the Company shall pay to the Agent for the account of such Lender such additional amount or amounts as will reasonably compensate such Lender for such increased cost or reduction by such Lender.

               (b) Each Revolving Credit Lender will notify the Company through the Agent of any event occurring after the date of this Agreement which will entitle such Lender to compensation pursuant to subsection (a) above, as promptly as practicable. A certificate of such Lender (i) stating that the compensation sought to be recovered pursuant to this SECTION 3.04 is generally being charged to other similarly situated customers and (ii) setting forth in reasonable detail such amount or amounts as shall be necessary to compensate such Lender as specified in subsection (a) above may be delivered to the Company (with a copy to the Agent) and shall be conclusive absent manifest error. The Company shall pay to the Agent for the account of such Lender the amount shown as due on any such certificate upon demand; PROVIDED that with respect to events occurring prior to any notice given under the SECTION 3.04(B), such Lender shall only be entitled to recover compensation for such events occurring over a period of 120 days.

               (c) Except as expressly provided in SECTION 3.04(B), failure on the part of any Revolving Credit Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any Letter of Credit shall not constitute a waiver of such Lender's rights to demand compensation for any increased costs or reduction in amounts received or receivables or reduction in return on capital with respect to such Letter of Credit.

               SECTION 3.05 CONFLICT BETWEEN APPLICATIONS AND AGREEMENT. To the extent that any provision of any application related to any Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control.


                                   ARTICLE IV

                                FEES; COMMITMENTS

               SECTION 4.01 FEES. (a) The Company agrees to pay to the Agent for the account of each Revolving Credit Lender a commitment fee (the "REVOLVING CREDIT COMMITMENT FEE") for the period from and including the Effective Date to the Revolving Credit Maturity Date, computed for any Margin Period at a rate per annum as follows calculated on the basis of a 360-day year as follows:

                     (i) during the period from the Execution Date through the Financial Statement Delivery Date for the fiscal quarter ending December 31, 1996, one-half of one percent (1/2%) on the daily average Unutilized Commitment of each Revolving Credit Lender,

                     (ii) for any period beginning on any Financial Statement Delivery Date occurring after December 31, 1996:

                             (A) if the ratio of Total Debt (on the last day of
              the quarter most recently ended prior to the first day of such Margin Period) to EBITDA is less than 3.0 to 1.0, 0.375% on the daily average Unutilized Commitment of each Revolving Credit Lender, and

                              (B) if the ratio of Total Debt (on the last day of
              the quarter most recently ended prior to the first day of such Margin Period) to EBITDA is equal to or greater than 3.0 to 1.0, or cannot be determined by the Agent because of the Company's failure to timely deliver its financial statements, 0.50% on the daily average Unutilized Commitment of each Revolving Credit Lender until such ratio can be so determined.

Accrued Revolving Credit Commitment Fees shall be calculated to the day immediately preceding each Designated Payment Date and to the date the Total Revolving Credit Commitment is terminated. Revolving Credit Commitment Fees shall be due and payable in arrears (i) on each Designated Payment Date commencing on the first such date following the Execution Date and (ii) on the Revolving Credit Maturity Date.

              (b) Accrued Letter of Credit Fees shall be due and payable in arrears (i) on each Designated Payment Date commencing on the first such date following the Execution Date and (ii) on the Revolving Credit Maturity Date, and shall be calculated on the basis of a 360-day year.

              (c) The Company agrees to pay to the Agent, for its own account in connection with its duties as Agent and the arrangement and syndication of this credit facility; for the account of Chase Securities Inc., in connection with its arrangement and syndication of the credit facility; and for the account of each Lender as consideration for such Lender making available the Loans, all of such fees as have been agreed to pursuant to the Agent's Letter.

              (d) In no event shall the Fees payable under this SECTION 4.01 (to the extent, if any, constituting interest under applicable laws) together with all amounts constituting interest under applicable laws and payable in connection with this Agreement, the Notes and the other Loan Documents exceed the Highest Lawful Rate.

              SECTION 4.02 VOLUNTARY REDUCTION OF TOTAL REVOLVING CREDIT COMMITMENT. Upon at least five (5) Business Days' prior written notice to the Agent, the Company shall have the right, without premium or penalty, to reduce or terminate the Unutilized Commitment in part or in whole; PROVIDED, that (a) any such reduction shall reduce proportionately the Revolving Credit Commitment of each of the Revolving Credit Lenders and (b) any partial reduction shall be in the amount of $5,000,000.00 or integral multiples thereof.

              SECTION 4.03 MANDATORY REDUCTION OF TOTAL REVOLVING CREDIT COMMITMENT. The Revolving Credit Commitments, if not sooner terminated, shall terminate on the Revolving Credit Maturity Date.


                                    ARTICLE V
                              CONDITIONS PRECEDENT

              SECTION 5.01 CONDITIONS PRECEDENT TO THE INITIAL ADVANCE. The obligation of each Lender to make its initial Advance to the Company is subject to the condition that the Agent shall have received the following, each in form and substance reasonably satisfactory to the Agent:

              (a)    this Agreement executed by the Company;

              (b) one Revolving Credit Note for each Revolving Credit Lender, each executed by the Company and payable to the order of said Lender in the amount of its Revolving Credit Commitment;

              (c) one Term Note A for each Term Loan A Lender, each executed by the Company and payable to the order of said Lender in the amount of its Term Loan A Commitment;

               (d) one Term Note B for each Term Loan B Lender, each executed by the Company and payable to the order of said Lender in the amount of its Term Loan B Commitment;

               (e) one ESOP Note for each ESOP Lender, each executed by the Company and payable to the order of said Lender in the amount of its ESOP Loan Commitment;

               (f) the Swing Line Note executed by the Company and payable to the order of the Swing Line Lender in the amount of the Swing Line Commitment;

               (g) the Guaranty;

               (h) the Security Documents executed by the Company, the Subsidiaries, the Parent and Holding Co., as the case may be, including all certificates evidencing shares of stock of the Parent and the Company pledged to the Agent for the benefit of the Lenders under the terms of any Security Document, together with related stock powers duly executed by the Parent and Holding Co., as the case may be;

               (i) a Borrowing Base Certificate executed by an authorized officer of Finance Corp.;

               (j) a Notice of Advance with respect to the initial Advance meeting the requirements of SECTION 2.04(A);

               (k) a certificate (i) of the secretary or an assistant secretary of each of Holding Co., the Parent, Finance Corp., and the Company and each of their respective Subsidiaries certifying (A) true and complete copies of each of the articles or certificate of incorporation, as amended and in effect, of such Person, the bylaws, as amended and in effect, of such Person and the resolutions adopted by the Board of Directors of such Person (1) authorizing the execution, delivery and performance by such Person of the Loan Documents to which it is or will be a party and, as to the Company, the Advances to be made hereunder, (2) approving the forms of the Loan Documents to which it is or will be a party and which will be delivered at or prior to the date of the initial Advance and (3) authorizing officers of such Person to execute and deliver the Loan Documents to which it is or will be a party and any related documents, including, any agreement contemplated by this Agreement, and (B) the incumbency and specimen signatures of the officers of such Person executing any documents on its behalf, and (ii) of a Responsible Officer of the Company certifying (A) that there has been no change in the businesses or financial condition of such Person which would reasonably be expected to have a Material Adverse Effect and (B) that no Default or Event of Default shall have occurred and be continuing or would result from the initial Advance;

               (l) favorable, signed opinions addressed to the Agent and the Lenders from Bracewell & Patterson, L.L.P., counsel to Holding Co., the Parent, Finance Corp. and the Company and their respective Subsidiaries, in form and substance satisfactory to the Agent and its counsel;

               (m) the Agent shall have received the payment for the Agent and the Lenders, as applicable, of all Fees and expenses agreed upon by such parties and the Company to be payable on or prior to the Execution Date;

               (n) certificates of appropriate public officials as to the existence, good standing and qualification to do business as a foreign corporation, as applicable, of Holding Co., the Parent, Finance Corp. and the Company and their respective Subsidiaries in each jurisdiction in which the ownership of their properties or the conduct of their business requires such qualifications;

               (o) the Environmental Assessment;

               (p) an appraisal prepared by KPMG Peat Marwick L.L.P. of the real property and improvements to be acquired by the Company pursuant to the Purchase Agreement;

               (q) a letter addressed to each of the Agent and the Lenders and dated the initial Execution Date, from Murray, Devine & Co., which letter shall support the conclusions that, after giving effect to the Purchase Agreement, the Merger and the transaction contemplated thereby, (i) the aggregate fair value and present fair saleable value of the Company's assets would exceed the Company's total liabilities, including identified contingent liabilities; (ii) the Company should be able to pay its debts as they become absolute and mature in the ordinary course of business; and (iii) the Company does not have an unreasonably small amount of capital to engage in its business as management has indicated it is now conducted and is proposed to be conducted following the consummation of the Acquisition;

               (r) a copy of the letter opinion issued by Houlihan, Lokey, Howard & Zukin to the Company pertaining to the fairness of the price to be paid for the purchase of common stock of the Parent for the benefit of the ESOP;

               (s) Landlord Lien Waivers as required by the Agent for Inventory locations located on leasehold estates;

               (t) copies of the executed Indenture evidencing the Subordinated Debt;

               (u) a copy of each opinion of counsel delivered in connection with the Purchase Agreement either containing in the body thereof the right of the Agent and the Lenders to rely thereon or accompanied by a letter from the Person delivering such opinion authorizing reliance thereon by the Agent and the Lenders;

               (v) Certificates of Insurance evidencing the existence of all insurance required to be maintained pursuant to SECTION 6.17;

               (w) Updated surveys as required by the Agent for the real property to be acquired under the Purchase Agreement located in Texas;

               (x) Mortgagees Policies of Title Insurance issued by title companies satisfactory to the Agent, having only exceptions acceptable to the Agent, to the Company's title to the real property located in Texas as are satisfactory to the Agent;

               (y) the original of the Parent Note;

               (z) evidence of cancellation of existing debt facilities and liens securing such facilities;

               (aa) evidence satisfactory to the Agent that not less than $73,800,000.00 in equity has been contributed to the Parent;

               (bb) a copy of the executed Holding Co. indenture under which Discount Debentures were issued; and

               (cc) evidence satisfactory to the Agent that the following has occurred concurrently with funding on the Effective Date:

                    (i) the Parent will purchase the stock of TOC and TPC;

                    (ii) after TOC has become a wholly-owned Subsidiary of the
               Parent, TOC will merge into and with TPC, with TPC being the surviving entity; and

                    (iii) after TOC and TPC have merged and TPC is a direct,
               wholly-owned Subsidiary of the Parent, Finance Corp. will merge into and with TPC, with TPC being the surviving entity.

               The acceptance of the benefits of the initial Credit Event shall constitute a representation and warranty by the Company to the Agent and each of the Lenders that all of the conditions specified in this SECTION 5.01 shall have been satisfied or waived as of that time.

               SECTION 5.02 CONDITIONS PRECEDENT TO ALL CREDIT EVENTS. The obligation of the Lenders to make any Advance is subject to the further conditions precedent that on the date of such Credit Event:

               (a) The conditions precedent set forth in SECTION 5.01 shall have theretofore been satisfied or waived;

               (b) The representations and warranties set forth in ARTICLE VI shall be true and correct in all material respects as of, and as if such representations and warranties were made on, the date of the proposed Advance (unless such representation and warranty expressly relates to an earlier date or is no longer true and correct solely as a result of transactions not prohibited by the Loan Documents), and the Company shall be deemed to have certified to the Agent and the Lenders that such representations and warranties are true and correct in all material respects by submitting a Notice of Advance;

               (c) The Company shall have complied with the provisions of
SECTION 2.04 or SECTION 3.02, as applicable;

               (d) No Default or Event of Default shall have occurred and be continuing or would result from such Credit Event;

               (e) No Material Adverse Effect shall have occurred since the delivery of the most recent financials; and

               (f) The Agent shall have received such other consents, approvals, opinions or documents as the Agent may reasonably request.

               The acceptance of the benefits of each such Credit Event shall constitute a representation and warranty by the Company to the Agent and each of the Lenders that all of the conditions specified in this SECTION 5.02 above exist as of that time.

               SECTION 5.03 DELIVERY OF DOCUMENTS. All of the Notes, Security Documents, certificates and legal opinions referred to in this ARTICLE V, unless otherwise specified, shall be delivered to the Agent for the account of each of the Lenders and, except for the Notes, if requested by the Agent in sufficient copies for each of the Lenders and shall be reasonably satisfactory in form and substance to the Agent. Any Lender may request in writing to the Agent and the Company a copy of any other document or paper referred to in this ARTICLE V and the Company will thereafter provide same to such Lender.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

               In order to induce the Lenders to enter into this Agreement and to make the Advances provided for herein, the Company for itself, Holding Co., the Parent and each of its Subsidiaries makes, on or as of the occurrence of each such Credit Event (except to the extent such representations or warranties relate to an earlier date or are no longer true and correct in all material respects solely as a result of transactions not prohibited by the Loan Documents), the following representations and warranties to the Agent and the
Lenders:

               SECTION 6.01 ORGANIZATION AND QUALIFICATION. Each Loan Party (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate power to own its property and to carry on its business as now conducted and (c) is duly qualified as a foreign corporation to do business and is in good standing, in each case in each jurisdiction in which the failure to be so qualified or in good standing would reasonably be expected to have a Material Adverse Effect.

               SECTION 6.02 AUTHORIZATION AND VALIDITY. Each Loan Party has the corporate power and authority to execute, deliver and perform its obligations hereunder and under the other Loan Documents to which it is a party and all such action has been duly authorized by all necessary corporate proceedings on its part. The Loan Documents to which each Loan Party is a party have been duly and validly executed and delivered by such Loan Party and constitute valid and legally binding agreements of such Loan Party enforceable in accordance with the respective terms thereof, except, in each case, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

               SECTION 6.03 GOVERNMENTAL CONSENTS. No authorization, consent, approval, license or exemption (other than such exemptions that exist under applicable law, that are permitted, or that have been obtained) of any Person or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is necessary for the valid execution, delivery or performance by any Loan Party of any Loan Document to which it is a party or for the grant of a security interest in or mortgage on the collateral covered by the Loan Documents, except such matters relating to performance as would ordinarily be done in the ordinary course of business after the Effective Date.

               SECTION 6.04 CONFLICTING OR ADVERSE AGREEMENTS OR RESTRICTIONS. No Loan Party is a party to any contract or agreement or subject to any restriction which would reasonably be expected to have a Material Adverse Effect. As of the Execution Date, all agreements (other than this Agreement and the other Loan Documents and the agreements evidencing the Subordinated Debt) of the Company and its Subsidiaries relating to the lending of money or the issuance of letters of credit to or for the account of any party are described hereto on SCHEDULE 6.04. Neither the execution nor delivery of the Loan Documents nor compliance with the terms and provisions hereof or thereof will be contrary to the provisions of, or constitute a default under (a) the charter or bylaws of any Loan Party or (b) any applicable law or any applicable regulation, order, writ, injunction or decree of any court or governmental instrumentality or (c) any material agreement to which any Loan Party is a party or by which it is bound or to which it is subject.

               SECTION 6.05 TITLE TO ASSETS; LICENSES AND PERMITS. The Company has good title to all personal property and good and indefeasible title to or a subsisting leasehold interest in, all realty as reflected as of the Effective Date on its books and records as being owned or leased by it after giving effect to the Merger, subject to no Liens, except Permitted Liens. All of such assets are being maintained by the appropriate Person in good working condition in accordance with industry standards. All of the real property owned or leased by the Company as of the Effective Date is set forth on
SCHEDULE 6.05 hereto, with the applicable owner or lessee, location and real property interest identified thereon. True, correct and complete copies of (i) each such real property lease (and all amendments thereto) of which the Company has possession or knowledge have been delivered to the Agent and (ii) all real property leases (and amendments thereto) executed after the Effective Date have been delivered to the Agent. The items of real and personal property owned by or leased to and used by the Company constitute all of the material assets used in the conduct of its business as presently conducted after giving effect to the Merger, and neither this Agreement nor any other Loan Document, nor any transaction contemplated under any such agreement, will affect any right, title or interest of the Company in and to any of such assets in a manner that would have or is reasonably likely to have a Material Adverse Effect. To the knowledge of the Company there are no actual, threatened or alleged defaults of a material nature with respect to any leases of real property under which the Company is bound after giving effect to the Merger. After giving effect to the Merger, the Company is current and in good standing with respect to all governmental approvals, permits, certificates, licenses, consents and franchises necessary to continue to conduct its business and to own or lease and operate its properties as heretofore conducted, owned, leased or operated except where any such failure to maintain approvals, permits, certificates, licenses, consents and franchises would not have a Material Adverse Effect.

               SECTION 6.06 LITIGATION. Except as shown on SCHEDULE 6.06 as of the Effective Date, no proceedings before any court or governmental agency or department are pending against any Loan Party and, to the knowledge of the Company, none of same affect any Loan Party or have been threatened. At any time after the Effective Date, no proceedings against or affecting any Loan Party are pending or, to the knowledge of the Company, threatened before any court or governmental agency or department which could reasonably be expected to have a Material Adverse Effect.

               SECTION 6.07 FINANCIAL STATEMENTS. Prior to the Execution Date, Finance Corp. has furnished to the Lenders the audited combined balance sheet and income statement of TOC as of May 31, 1995 and the reviewed combined financial statements of TOC as of February 29, 1996 (such financials, collectively, "FINANCIALS"). The Financials have been prepared in conformity with GAAP consistently applied and present fairly, in all material respects, the financial condition of TOC, its Subsidiaries and Affiliates as of the dates thereof. Since May 31, 1995, there has not occurred any event which would reasonably be expected have a Material Adverse Effect.

               SECTION 6.08 NO DEFAULTS. The Company and its Subsidiaries are not in default (a) under any material provisions of any instrument evidencing any Indebtedness or of any agreement relating thereto in such manner as to cause a Material Adverse Effect or (b) in any respect under or in violation of any order, writ, injunction or decree of any court or governmental instrumentality, in such manner as to cause a Material Adverse Effect or (c) under any provision of any Material Contract, which default would reasonably be expected to have a Material Adverse Effect.

              SECTION 6.09 INVESTMENT COMPANY ACT. Each of the Company and its Subsidiaries is not, nor are they directly or indirectly controlled by or acting on behalf of any Person which is, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

              SECTION 6.10 UTILITY REGULATION. Neither the Company nor any of its respective Subsidiaries, is (i) a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or an "affiliate" of a "subsidiary company" of a "holding company,"or a "public utility company" within the meaning of the Public Utility Holding Company Act of 1935 or (ii) an "electric utility" or "public utility" within the meaning of the Federal Power Act or (iii) an "electric utility," "public utility," or "utility" under any state law regulating public utilities.

              SECTION 6.11 ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan and Employee Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA) which would individually or in the aggregate reasonably be expected to have a Material Adverse Effect, and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

              (b) No accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, exists or is expected to be incurred with respect to any Plan.

              (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

              (d) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries would not reasonably be expected to have a Material Adverse Effect.

              SECTION 6.12 ENVIRONMENTAL MATTERS. Except as disclosed on
SCHEDULE 6.12, the Company and its Subsidiaries (a) possess all environmental, health and safety licenses, permits, authorizations, registrations, approvals and similar rights necessary under Environmental Laws for the Company and its Subsidiaries to conduct their operations as now being conducted, except where failure to have such licenses, permits, authorizations, registrations, approvals, and similar rights would not reasonably be expected to have a Material Adverse Effect, and (b) each of such licenses, permits, authorizations, registrations, approvals and similar rights is valid and subsisting, in full force and effect and enforceable by the Company and its Subsidiaries, and the Company and its Subsidiaries are in compliance with all terms, conditions or other provisions of such permits, authorizations, registrations, approvals and similar rights except for such failure or noncompliance that, individually or in the aggregate for the Company and its Subsidiaries, would not reasonably be expected to have a Material Adverse Effect. Except as disclosed on SCHEDULE 6.12, neither the Company nor any Subsidiary has received any written notices of any violation of, noncompliance with, or remedial obligation under, any Environmental Laws (which violation, non-compliance, or remedial obligation has not been cured or would not reasonably be expected to have a Material Adverse Effect) and there are no writs, injunctions, decrees, orders or judgments outstanding under the Environmental Laws, or lawsuits, claims, proceedings, or, to the knowledge of the Company, investigations or inquiries pending or threatened under Environmental Laws, relating to the ownership, use, condition, maintenance or operation of, or conduct of business related to, any property owned, leased or operated by the Company and its Subsidiaries or other assets of the Company and its Subsidiaries other than those violations, instances of noncompliance, obligations, writs, injunctions, decrees, orders, judgments, lawsuits, claims, proceedings, investigations or inquiries that, individually or in the aggregate for the Company and its Subsidiaries, would not reasonably be expected to have a Material Adverse Effect. There are no obligations, undertakings or liabilities arising out of or relating to Environmental Laws which the Company and its Subsidiaries have agreed to, assumed or retained, or by which the Company and its Subsidiaries are adversely affected, by contract or otherwise, except such obligations, undertakings or liabilities as would not reasonably be expected to have a Material Adverse Effect. Except as disclosed on
SCHEDULE 6.12, the Company and its Subsidiaries have not received a written notice or claim to the effect that any of them are or may be liable to any other Person as the result of a Release or threatened Release of a Hazardous Material, except such notice or claim that would not reasonably be expected to have a Material Adverse Effect.

              SECTION 6.13 PURPOSE OF LOANS. (a) The proceeds of the Advances of the Term Loan A, the Term Loan B and approximately $500,000.00 of the Revolving Credit Loans will be used (i) by Finance Corp. to fund a Loan to the Parent to be used by the Parent solely to finance the purchase of the stock of TOC and TPC pursuant to the Purchase Agreement (the "ACQUISITION") and to pay certain transaction expenses incurred in connection with the Acquisition, and (ii) by the

Company for general corporate purposes. The proceeds of the ESOP Loan will be loaned by the Company to the ESOP to enable the ESOP to purchase Holding Co. common stock.

              (b) None of the proceeds of any Advance will be used directly or indirectly for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U (herein called "margin stock") or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin stock, or for any other purpose which might constitute this transaction as a "purpose credit" within the meaning of Regulation U. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or any other Loan Document to violate, or involve the Lenders in a violation of, Regulation G, Regulation U, Regulation X, or any other regulation of the Board of Governors or to violate the Exchange Act.

              SECTION 6.14 SUBSIDIARIES. Except as disclosed on SCHEDULE 6.14, on the Effective Date or as disclosed in writing to the Agent, the Company does not have any Subsidiaries and is not a party to any joint venture, partnership or similar organization.

              SECTION 6.15 SOLVENCY. After giving effect to the initial Advance hereunder, the Merger, and all other Indebtedness of the Company at the time of such Advance, (i) the fair value and present fair saleable value of the Company's assets exceeds the Company's stated liabilities and identified contingent liabilities; (ii) the Company is able to pay its debts as they become due; and (iii) the Company has sufficient capital to engage in its business as management has indicated it is now conducted and is proposed to be conducted following the consummation of the Acquisition.

              SECTION 6.16 ACCURACY OF INFORMATION. Neither this Agreement nor any other document, certificate, statement or other factual information (excluding projections), taken as a whole, furnished in writing to the Agent or any Lender by or on behalf of the Company or any of its Subsidiaries in connection with this Agreement or any transaction contemplated hereby, taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. The financial information with respect to the Company's projections, copies of which have been furnished to each Lender prior to the Execution Date, were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by the Company to be reasonable in all material respects at the time made.

              SECTION 6.17 INSURANCE. The Company and its Subsidiaries maintain insurance of such types as is usually carried by corporations of established reputation engaged in the same or similar businesses and similarly situated with financially sound, responsible and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdiction in which its operations are carried on) and in such amounts (and with co-insurance and deductibles) as such insurance is usually carried by corporations of established reputation and engaged in the same or similar businesses and similarly situated, but in any event, with respect to improvements to real property and tangible personal property (assuming the subject improvements are in fact replaced or restored), in amounts in excess of the Loans. Neither the Company nor its Subsidiaries maintains any formalized self-insurance program with respect to its assets or operations or material risks with respect thereto in excess of $1,000,000.00 in the aggregate.

              SECTION 6.18 INDEBTEDNESS AND CONTINGENT LIABILITIES. As of the Effective Date, the Company does not have any outstanding Indebtedness (excluding the Loans and the Subordinated Debt) or material contractually assumed contingent liabilities.

              SECTION 6.19 COMPLIANCE WITH LAWS. The Company and its Subsidiaries are in compliance with all of the following, (except as to ERISA and Environmental Laws, only to the extent required under SECTIONS 6.11 AND 6.12, respectively) as applicable in respect of the conduct of their respective businesses and the ownership of their respective properties: all statutes, material regulations and material orders of, and all restrictions imposed by all governmental bodies, except any failure to comply that would not reasonably be expected to have a Material Adverse Effect.

              SECTION 6.20 SECURITY INTERESTS. The Security Documents create valid Liens in all of the collateral described therein in favor of the Agent for the benefit of the Lenders securing the Obligations and constitute (subject to (i) the filing after the Effective Date of financing statements and assignments of patents and trademarks delivered to the Agent on the Execution Date and thereafter from time to time and (ii) delivery of any collateral after the Effective Date as provided herein or any other Loan Document) perfected first priority Liens (other than Permitted Liens) in substantially all of such collateral described therein subject to no Liens other than Permitted Liens (other than titled equipment, rolling stock and patents, trademarks, copyrights and similar items existing or issued outside of the United States).

              SECTION 6.21 MATERIAL CONTRACTS. (a) As of the Execution Date, the Material Contracts have been duly executed and delivered by, and constitute the legal, valid and binding obligation of the Company and to its knowledge all other parties thereto, enforceable against such parties in accordance with its terms, (i) are in full force and effect and (ii) except as disclosed to the Agent, have not been amended or modified in any material respect.

                     (b) All consents required under the Material Contracts in connection with (i) the Merger and (ii) the Security Documents have been obtained by the Company.

                                   ARTICLE VII
                              AFFIRMATIVE COVENANTS

              The Company covenants and agrees that on and after the date hereof and until the Notes are paid in full and the Total Commitment has terminated:

              SECTION 7.01 INFORMATION COVENANTS. Except for those items described below in SECTIONS 7.01(F), (H) AND (I) which will be furnished by the Company to the Agent, the Company will furnish or cause to be furnished to each
Lender:

              (a) As soon as available, and in any event within thirty (30) days after each month-end and forty-five (45) days after the close of each of the first three fiscal quarters in each fiscal year of the Company, the consolidated monthly and consolidated quarterly unaudited balance sheets of the Company and its Subsidiaries as of the end of such periods and the related consolidated (and consolidating for quarter-end periods) unaudited statements of income and cash flows for such periods, setting forth, in each case, commencing on the Financial Statement Delivery Date after the first anniversary of this Agreement, comparative figures for the related periods in the prior fiscal year and, commencing fiscal year 1998 on a quarterly basis, for the budget delivered pursuant to subsection (h) below, all of which shall be certified by the chief financial officer or chief executive officer of the Company or any Responsible Officer as fairly presenting in all material respects, the financial position of the Company as of the end of such period and the results of its operations for the period then ended in accordance with GAAP, subject to changes resulting from normal year-end audit adjustments; and

              (b) As soon as available, and in any event within ninety (90) days after the close of each fiscal year of the Company, the audited consolidated and unaudited consolidating balance sheet of the Company and its Subsidiaries as at the end of such fiscal year and the related audited statements of income and audited cash flows for such fiscal year, setting forth, in each case, comparative figures for the preceding fiscal year and (i) in the case of such consolidated financials certified by Deloitte & Touche L.L.P. or other independent certified public accountants of recognized national standing, whose report shall be without limitation as to the scope of the audit, unqualified and otherwise reasonably satisfactory in substance to the Majority Lenders and (ii) in the case of such consolidating financials certified as set forth in SECTION 7.01(A) above.

               (c) Promptly after any Responsible Officer of the Company obtains knowledge thereof, notice of:

               (i) any material violation of, noncompliance with, or remedial obligations under, Environmental Laws,

               (ii) any material Release or threatened material Release of Hazardous Materials affecting any property owned, leased or operated by the Company or its Subsidiaries,

               (iii) the existence of any event or condition which constitutes a Default or an Event of Default,

               (iv) any material violation of public health or welfare laws or regulations,

               (v) the filing of any tax or other governmental Liens,

               (vi) the creation of any Subsidiary,

              (vii) any Person having given any written notice to the Company or taken any other action with respect to a claimed default or event of default under any Material Contract or under any other instrument or agreements, in each case which would reasonably be expected to have a Material Adverse Effect,

               (viii) the institution of any litigation in which the damages claimed are in excess of $5,000,000.00, and

               (ix) any other condition or event which, in the opinion of management of the Company, would reasonably be expected to have a Material Adverse Effect,

which notice shall specify the nature and period of existence thereof and specifying the notice given or action taken by such Person and the nature of any such claimed default, event or condition and, in the case of an Event of Default or Default, what action has been taken, is being taken or is proposed to be taken with respect thereto.

              (d) On any Financial Statement Delivery Date, a certificate of a Responsible Officer to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof and the action that is being taken or that is proposed to be taken with respect thereto, which certificate shall set forth the calculations required to establish whether the Company was in compliance with the provisions of SECTION
8.13 as at the end of such fiscal period or year, as the case may be.

              (e) As soon as available and in any event within fifteen (15) Business Days after the end of each month commencing July, 1996, a Borrowing Base Certificate and an aging of Receivables in form and substance reasonably satisfactory to the Agent.

              (f) Upon request by the Agent any existing environmental report, study or audit of the Company's or its Subsidiaries' procedures and policies, assets and operations in respect of

Environmental Laws as the Agent may reasonably request; PROVIDED that such existing report, study or audit is in the possession of the Company or its Subsidiaries or, if not in their possession, is reasonably obtainable from a third party having possession and subject to such conditions and requirements as the Company or its Subsidiaries may reasonably impose to protect legal privilege, provided that such conditions or requirements may not extend to withholding information pertaining to factual circumstances or conditions that the Company would otherwise be required to disclose under this Agreement.

              (g) Promptly upon receipt thereof, a copy of any report or management letter submitted to the Company or its Subsidiaries by its independent accountants in connection with any regular or special audit of the Company's or its Subsidiaries' records.

              (h) Within sixty (60) days after the start of each fiscal year of the Company beginning with fiscal year 1998, a financial plan and budget of the Company and its Subsidiaries for such fiscal year prepared by the Company in its ordinary course of business, which financial plan and budget shall include a balance sheet and related statements of income and cash flow for such fiscal year and the succeeding four fiscal years.

              (i) From time to time and with reasonable promptness, such other information or documents as the Agent or any Lender through the Agent may reasonably request.

              (j) Promptly upon filing, a copy of any Company Current Report Form 8-K filed with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission).

               (k) Promptly upon consummation thereof, notice of the sale of any Other Asset.

              SECTION 7.02 BOOKS, RECORDS AND INSPECTIONS. The Company and its Subsidiaries will maintain corporate books and financial records, and will permit, or cause to be permitted, any Person designated by the Agent, and after the occurrence and during the continuance of an Event of Default, any Person designated by any Lender, to visit and inspect any of the properties of the Company, to examine such corporate books and financial records of the Company and to make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any such corporations with the officers, employees and agents of the Company and its Subsidiaries, with their independent public accountants, all at such reasonable times and upon reasonable notice and as often as the Agent may reasonably request. Upon the occurrence and during the continuance of an Event of Default, any Person designated by the Agent may request that such independent public accountants obtain Receivable confirmation reports from account receivable debtors of the Company and its Subsidiaries.

              SECTION 7.03 INSURANCE AND MAINTENANCE OF PROPERTIES. (a) The Company will and will cause its Subsidiaries to keep reasonably adequately insured by financially sound and reputable insurers all of its material property, which is of a character, and in amounts and against such risks, usually and reasonably insured by similar Persons engaged in the same or similar businesses, including, without limitation, insurance against fire, casualty, business interruption and any other hazards normally insured against. The Company will at all times maintain and will cause its Subsidiaries to maintain insurance against its liability for injury to Persons or property, which insurance shall be by financially sound and reputable insurers and in such amounts and form as are customary for corporations of established reputation engaged in the same or a similar business and owning and operating similar properties, and shall annually provide the Agent a listing of all such insurance and such other certificates and other evidence thereof, as the Agent shall reasonably request. A listing of all policies existing on the Execution Date (including policy limits) of the Company and its Subsidiaries is attached hereto as SCHEDULE 7.03. The Company shall obtain and cause its Subsidiaries to obtain, all such endorsements as are available to such policies showing the Agent as an additional insured, or, at the Agent's option, a co-loss payee, thereunder. In the event that any improvements are located on any real property of the Company or any Subsidiary designated as "flood prone" or a "flood risk area," as defined by the Flood Disaster Protection Act of 1973 (42 U.S.C. ss. 4121), then the Company or such Subsidiary shall maintain flood insurance in an amount required by the National Flood Insurance Program on such improvements and shall comply with all additional requirements of the National Flood Insurance Program as set forth therein. All policies of insurance required by the terms of this Agreement or any Security Document shall provide that at least 15 days' prior written notice be given to the Agent of any termination, cancellation, reduction or other material modification of such insurance.

              (b) The Company will cause all of its and its Subsidiaries' properties used or useful in the conduct of their respective businesses to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all reasonably necessary repairs, renewals and replacements thereof, all as in the reasonable judgment of the Company may be reasonably necessary so that the business carried on in connection therewith may be properly conducted at all times.

              SECTION 7.04 PAYMENT OF TAXES. The Company will pay and discharge and will cause its Subsidiaries to pay and discharge all material taxes, assessments and governmental charges or levies imposed upon them or upon their respective incomes or profits, or upon any properties belonging to any of them, prior to the date on which penalties attach thereto, except for such amounts that are being contested in good faith and by appropriate actions and for which appropriate reserves have been made on the books of such entity in accordance with GAAP.

              SECTION 7.05 CORPORATE EXISTENCE. The Company will do all things necessary and will cause its Subsidiaries to do all things necessary to (i) except as permitted under SECTION 8.02, preserve and keep in full force and effect their respective corporate existences and (ii) maintain all rights, franchise agreements, business contracts, patents, trademarks, licenses and Material Contracts as may be required so that the business carried on in connection therewith may be properly conducted at all times, except for any failure to so maintain that would not reasonably be expected to have a Material Adverse Effect.

              SECTION 7.06 COMPLIANCE WITH STATUTES. The Company will comply with and will cause its Subsidiaries to comply with all applicable statutes (except as to ERISA and Environmental Laws, only to the extent required under Sections 6.11 and 6.12, respectively), regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, except for any failure to so comply that would not reasonably be expected to have a Material Adverse Effect.

              SECTION 7.07 ERISA. Immediately after any Responsible Officer of the Company knows or has reason to know any of the following items are true, the Company will deliver or cause to be delivered to the Lenders a certificate of the chief financial officer of the Company setting forth details as to such occurrence and such action, if any, the Company or any ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Company or its ERISA Affiliate with respect thereto: that a Reportable Event has occurred or that an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard; that a Multiemployer Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that any required contribution which is material to a Plan, Multiemployer Plan or Employee Plan has not been or may not be timely made; that proceedings may be or have been instituted under Section 4069(a) of ERISA to impose liability on the Company or an ERISA Affiliate or under Section 4042 of ERISA to terminate a Plan or appoint a trustee to administer a Plan; that the Company or any ERISA Affiliate has incurred or may incur any liability (including any contingent or secondary liability) on account of the termination of or withdrawal from a Plan or a Multiemployer Plan; and that the Company or any ERISA Affiliate may be required to provide security to a Plan under Section 401(a)(29) of the Code; or any other condition(s) exist(s) or may occur with respect to one or more Plans, Employee Plans and/or Multiemployer Plans which would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

              SECTION 7.08 UTILITY REGULATION. The Company will cause the representations and warranties set forth in SECTION 6.10 hereof to be and remain at all times true and correct.

              SECTION 7.09 SUBSIDIARIES. The Company will (a) cause any Person becoming a Subsidiary of the Company to execute in form and substance satisfactory to the Agent a guaranty, security agreement, deed of trust and/or other security instruments sufficient to (x) obligate such Subsidiary for repayment of all or a portion of the Loans and (xx) pledge all or a portion of such Subsidiaries' assets as collateral for the Loans and (b) execute, and cause any such Subsidiary to execute, as applicable, a pledge agreement in form and substance satisfactory to the Agent pledging all of its shares of capital stock of any such Subsidiary that is either a direct Subsidiary of the Company or a direct Subsidiary of a Subsidiary.

              SECTION 7.10 MATERIAL CONTRACTS. The Company will notify the Agent of any material default under any Material Contract promptly after a Responsible Officer obtains knowledge thereof.

                                  ARTICLE VIII
                               NEGATIVE COVENANTS

              The Company covenants and agrees as to itself and each of its Subsidiaries that on and after the date hereof and until the Notes are paid in full and the Total Commitment has terminated:

              SECTION 8.01 CHANGE IN BUSINESS. The Company and its Subsidiaries will not engage in any businesses not of the same general type as, or reasonably related to, those conducted by the Company on the Effective Date.

              SECTION 8.02 CONSOLIDATION, MERGER OR SALE OF ASSETS. Neither the Company nor any Subsidiary will wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, or sell, transfer or otherwise dispose of all or any part of its property or assets (other than sales of Inventory and surplus or obsolete assets in the ordinary course of business, provided that any disposal does not prejudice the Lenders in any material way), except that

              (a) any Subsidiary of the Company may merge, consolidate, wind up, liquidate or dissolve into and with the Company or any other wholly-owned Subsidiary of the Company;

               (b) the Company and its Subsidiaries may make Permitted Investments;

               (c) any Subsidiary of the Company may sell its assets to the Company or another wholly-owned Subsidiary of the Company;

               (d) sales of assets by the Company or its Subsidiaries not to exceed $2,000,000.00 in any fiscal year;

               (e) sales of any Other Assets; and

               (f) the Merger.

Upon the request and at the expense of the Company in connection with any sale, transfer or other disposition of property or assets permitted hereunder or under any other Loan Document, and so long as no Default or Event of Default has occurred and is continuing, the Agent shall upon request execute and deliver, or shall cause the secured party, mortgage trustee or other appropriate Person to execute and deliver, to the Company duly executed releases or partial releases, as applicable, of any Lien pursuant to any Loan Document which it may have in such property or assets, in form and substance reasonably satisfactory to the Agent, the secured party, mortgage trustee or other appropriate Person, as the case may be, and the Company.

              SECTION 8.03 INDEBTEDNESS. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness except:

               (a) Indebtedness existing hereunder;

               (b) Indebtedness evidenced by the Subordinated Debt or any other Indebtedness of the Company or any of its Subsidiaries which is expressly and validly subordinated to the Obligations pursuant to terms, conditions and amounts of such other subordinated Indebtedness which are satisfactory to the Lenders;

               (c) Capitalized Lease Obligations and purchase money financing not to exceed $10,000,000.00 in the aggregate outstanding at any time;

               (d) Indebtedness relating to loans or advances permitted under
SECTION 8.05; and

               (e) Indebtedness that constitutes "mark to market" exposure resulting from any Derivative for the purpose of hedging in the ordinary course of business against fluctuations in interest rates, commodity prices and foreign exchange rates;

               (f) obligations under "take or pay" contracts or similar arrangements entered into in the ordinary course of business; PROVIDED that the Company or any of its Subsidiaries have not made payments under any such contracts or arrangements other than payments for product received or product the Company or any of its Subsidiaries reasonably expects it will be able to receive within one year from the date the payment was made and the amount of all such payments in the aggregate could not reasonably be expected to have a Material Adverse Effect; and

               (g) Indebtedness that constitutes a renewal, refinancing or extension of any Indebtedness referred to in this SECTION 8.03; PROVIDED, that
(i) no Lien existing at the time of such renewal, refinancing or extension shall be extended to cover any property not already subject to such Lien and (ii) the principal amount of any Indebtedness renewed, refinanced or extended shall not exceed the amount of such Indebtedness outstanding immediately prior to such renewal, refinancing or extension.

              SECTION 8.04 LIENS. The Company will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Lien upon or with respect to any of its property or assets of any kind whether now owned or hereafter acquired (nor will it covenant with any other Person not to grant such a lien to the Agent), except in connection with the following which are permitted liens ("PERMITTED LIENS"):

               (a) Liens existing on the Execution Date and listed on SCHEDULE 8.04(A);

               (b) Liens for taxes or assessments or other governmental charges or levies, either not yet due and payable or being contested in good faith and by appropriate actions for which adequate reserves have been established;

               (c) non-consensual Liens imposed by operation of law including, without limitation, landlord Liens for rent not yet due and payable, and Liens for materialmen, mechanics, warehousemen, carriers, employees, workmen, repairmen, current wages or accounts payable not yet delinquent and arising in the ordinary course of business or being contested in good faith by appropriate proceedings and subject to maintenance of adequate reserves;

               (d) easements, rights-of-way, restrictions and other similar Liens or imperfections to title which do not materially interfere with the occupation, use, and enjoyment by the Company or any of its Subsidiaries of the property or asset encumbered thereby or materially impair the value of the property or asset subject thereto and none of which are violated by existing or proposed improvements or land use of such property or asset;

               (e) Liens arising under worker's compensation laws, unemployment insurance laws or similar legislation;

               (f) Liens in favor of the Agent pursuant to the Loan Documents;

               (g) Liens securing Indebtedness permitted by SECTION 8.03(C);

               (h) Liens of any judgments or orders not constituting an Event of Default;

               (i) any right of set off relating to Indebtedness or Investment that are not prohibited by this Agreement; and

               (j) any renewal, extension or replacement of any Lien referred to in subparagraph (a) above; PROVIDED, that no Lien arising or existing as a result of such extension, renewal or replacement shall be extended to cover any property not theretofore subject to the Lien being extended, renewed or replaced and PROVIDED FURTHER that the principal amount of the Indebtedness secured thereby shall not exceed the principal amount of the Indebtedness so secured at the time of such extension, renewal or replacement.

              SECTION 8.05 INVESTMENTS. The Company will not, and will not permit any Subsidiary to, directly or indirectly, make or own any Investment in any Person, except:

               (a) the Company and its Subsidiaries may make and own Permitted Investments;

               (b) the Company and its Subsidiaries may continue to own Investments owned by such Person on the Execution Date as set forth on SCHEDULE 8.05(B);

               (c) loans by any Subsidiary of the Company to the Company or loans by the Company to any Subsidiary in the ordinary course of business not in excess of $1,000,000.00 in the aggregate;

               (d) loans by the Company to the ESOP to purchase shares of the Parent in the aggregate at any time outstanding not in excess of $10,000,000.00;

               (e) Investments arising out of loans and advances for expenses, travel per diem and similar items in the ordinary course of business to officers, directors, and employees not to exceed $200,000.00 in the aggregate outstanding at any time;

               (f) other Investments in an amount not to exceed $500,000.00 outstanding at any time; and

               (g) Investments reasonably related to the Company's business as currently conducted from (i) Excess Cash Flow not required to be paid to the Lenders or (ii) Excess Sales Proceeds.

               SECTION 8.06 GUARANTIES. The Company will not, and will not permit any Subsidiary to, directly or indirectly, guarantee the Indebtedness of any Person, except:

               (a) endorsements of instruments for deposit or collection in the ordinary course of business;

               (b) guaranties in favor of the Agent or the Lenders evidenced by a Loan Document; and

               (c) guaranties by the Company of any obligations of its Subsidiaries incurred in the ordinary course of business and not prohibited hereby.

               SECTION 8.07 RESTRICTED PAYMENTS. The Company will not, and will not permit any Subsidiary to, (a) pay any dividends or make any other distributions, direct or indirect, on account of any shares of any class of stock of the Company or such Subsidiary now or hereafter outstanding, except as follows, provided that (except as to subclause (iii)) there is not then in existence any Default or Event of Default (i) dividends payable solely in shares of stock or warrants, rights or options to acquire shares of stock of the Company or any Subsidiary, (ii) payments to the Parent not to exceed in any fiscal year $500,000.00, (iii) payments by the Company to the Parent pursuant to a tax sharing agreement reasonably satisfactory to the Agent between such parties, (iv) payments by a Subsidiary of the Company to the Company or another Subsidiary of the Company, (v) commencing fiscal year 2002, dividends or payments by the Company to Holding Co. to be used by Holding Co. solely for scheduled payments of interest in respect of the Discount Debentures; or (b) redeem, retire, purchase or make any other acquisition, direct or indirect, of any shares of any class of stock of the Company, the Parent or Holding Co. and or of any warrants, rights or options to acquire any such shares, now or hereafter outstanding, except as follows, provided that there is not then in existence any Default or Event of Default (i) to the extent that the consideration therefor consists solely of shares of stock (including warrants, rights or options relating thereto) of the Company and (ii) payments by the Company to the Parent or Holding Co. or payments made directly by the Company to be used to repurchase, redeem, acquire or retire for value any capital stock of the Parent or Holding Co. pursuant to any stockholders' agreement, management equity subscription plan or agreement, stock option plan or agreement or the ESOP or other employee benefit plan or agreement; PROVIDED that the aggregate price paid, and not reimbursed, for all such repurchased, redeemed, acquired or retired capital stock shall not exceed during any one fiscal year of the Company the greater of (A) $1,000,000.00 or (B) the minimum amount required under the ESOP.

               SECTION 8.08 CHANGE IN ACCOUNTING. The Company will not change its method of accounting except for (a) immaterial changes permitted by GAAP in which the Company's auditors concur or (b) changes required by GAAP; PROVIDED that the Company and the Agent shall negotiate in good faith, to renegotiate any affected provision of this Agreement to reflect any such change. The Company shall advise the Agent and the Lenders in writing promptly upon making any material change to the extent same is not disclosed in the financial statements required under SECTION 7.01 hereof.

               SECTION 8.09 PREPAYMENT OF OTHER INDEBTEDNESS. The Company (a) will not make any voluntary prepayments or defeasements of principal or interest on any other Indebtedness of the Company including the Subordinated Debt (including any redemptions prior to scheduled maturity whether voluntary or obligatory), except for permanent reduction of Indebtedness other than the Subordinated Debt, and (b) will not amend any material term (including interest, payment or subordination terms) of any other Indebtedness including the Subordinated Debt without the prior written consent of the Lenders except such amendments of Indebtedness other than Subordinated Debt which do not make any material term less favorable to the Company or the Lenders.

               SECTION 8.10 TRANSACTIONS WITH AFFILIATES. Other than those transactions (a) disclosed to the Agent in writing which are to be created on or before the Effective Date, or (b) payment of salaries, benefits, and Employee Bonuses in the ordinary course of business, the Company will not, and will not permit any Subsidiary to, directly or indirectly, engage in any transaction with any Affiliate, including the purchase, sale or exchange of assets or the rendering of any service, except transactions in the ordinary course of business or pursuant to the reasonable requirements of its business and, in each case, upon terms that are no less favorable than those which might be obtained in an arm's-length transaction at the time from non-Affiliates.

               SECTION 8.11 SUBSIDIARIES' STOCK. After the Effective Date, the Company will not sell, transfer or otherwise dispose of any class of stock or any of the voting rights of any Subsidiary of the Company, except as permitted under SECTION 8.02.

               SECTION 8.12 MATERIAL CONTRACTS. The Company will not amend, cancel or breach any of the Material Contracts except such amendments, cancellations or breaches as would not reasonably be expected to cause a Material Adverse Effect.

               SECTION 8.13 FINANCIAL RATIOS. For purposes of calculating the ratios as set forth in this SECTION 8.13, at any time before June 30, 1997, EBITDA, cash taxes, interest expense and Capital Expenditures for the applicable periods shall be annualized.

               (a) FIXED CHARGE COVERAGE RATIO. The Company will not permit at any time the Fixed Charge Coverage Ratio to be (a) for the period from the Execution Date to and including June 30, 1999, less than 1.05 to 1.0 and (b) at any time after June 30, 1999, less than 1.15 to 1.0.

               (b) TOTAL DEBT TO EBITDA RATIO. The Company will not permit at any time the ratio of Total Debt to EBITDA to be (a) for the period from the Execution Date to and including June 30, 1997, greater than 4.5 to 1.0, (b) for the period from July 1, 1997 to and including June 30, 1998, greater than 4.0 to 1.0, (c) for the period from July 1, 1998 to and including June 30, 1999, greater than 3.75 to 1.0, (d) for the period from July 1, 1999 to and including June 30, 2000, greater than 3.5 to 1.0, (e) for the period from July 1, 2000 to and including June 30, 2001, greater than 3.5 to 1.0, (f) for the period from July 1, 2001 to and including June 30, 2002, greater than 3.0 to 1.0, (g) for the period from July 1, 2002 to and including June 30, 2003, greater than 3.0 to 1.0, and (h) for the period from July 1, 2003 to and including June 30, 2004, greater than 3.0 to 1.0.

               (c) NET WORTH. The Company will not permit at any time Net Worth to be less than $65,000,000.00, PLUS seventy-five percent (75%) of cumulative net income (only if positive and without giving effect to any nonrecurring items, extraordinary gains or losses or gains or losses from the sale of assets or write down in the value of assets owned by the Company and its Subsidiaries) commencing on the Execution Date and one hundred percent (100%) of proceeds of any equity offering.

               (d) CURRENT RATIO. The Company will not permit at any time the ratio of Current Assets to Current Liabilities to be less than 1.25 to 1.0.

               SECTION 8.14 CAPITAL EXPENDITURES. (a) Except as permitted in subclauses (b) and (c) below, the Company will not permit any Capital Expenditures in excess of the following amounts during the following periods (together with the amounts described in clause (c) below of this SECTION 8.14, "SCHEDULED CAPITAL EXPENDITURES"):
                                                               Scheduled Capital
                  FISCAL YEAR                                 EXPENDITURE AMOUNT
                  -----------                                 ------------------
                     1997                                        $13,500,000
                     1998                                         16,000,000
                     1999                                         11,000,000
                     2000                                          8,000,000
                     2001                                          8,000,000
                     2002                                          8,000,000
                     2003                                          8,000,000
                     2004                                          8,000,000

              (b) The Company and its Subsidiaries may make Capital Expenditures to the extent of the amount of any Excess Cash Flow not required to be paid to the Lenders during any such period and Excess Sales Proceeds.

              (c) To the extent any amount of Scheduled Capital Expenditures is not used during any single calendar year, such unexpended amount may be carried forward and expended during the next calendar year (but not any other calendar year); PROVIDED that during any calendar year in which such unexpended amounts have been so carried forward, all Capital Expenditures are deemed to apply first to the carry forward amount and then to the Scheduled Capital Expenditures for such year.

              SECTION 8.15 FISCAL YEAR. Except for a change to June 30, the Company will not change its fiscal year end.

              SECTION 8.16 SALE/LEASEBACK TRANSACTIONS. The Company will not enter, and will not permit any Subsidiary to enter, into any arrangement with any Person or to which such Person is a party providing for the leasing by the Company or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company; PROVIDED that the Company or any of its Subsidiaries may at any time enter into sale/leaseback transactions so long as the aggregate amount of all such obligations incurred by the Company and its Subsidiaries does not exceed $10,000,000.00 outstanding at any time.

                                   ARTICLE IX
                         EVENTS OF DEFAULT AND REMEDIES

              SECTION 9.01 EVENTS OF DEFAULT. The following events shall constitute Events of Default ("EVENTS OF DEFAULT") hereunder:

               (a) any installment of principal on any Note shall not be paid on the date on which such payment is due, or any payment of interest on any Note or any payment of any Fee shall not be paid on or before the fifth (5th) day after such payment is due; or

               (b) any representation or warranty made or, for purposes of
ARTICLE VI, deemed made by the Company or any Loan Party herein or in any of the Loan Documents or other document, certificate or financial statement delivered in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made or deemed made or reaffirmed, as the case may be; or

               (c) the Company shall fail to perform or observe any duty or covenant contained in ARTICLE VIII (other than those described in, but not permitted by SECTION 8.04(B), (C) or (E)) or in SECTION 7.01(F), or SECTION 7.03(A) or SECTION 7.09 hereof; or

               (d) the Company or any Loan Party shall fail to perform or observe any duty or covenant contained in (i) SECTION 7.01(A), (B), (C), (D),
(E) and (H) or those described in, but not permitted by SECTION 8.04(B), (C) or
(E) and such failure is not remedied within the earlier of (i) ninety (90) days or (ii) ten (10) days after the earlier of (x) notice of such failure by the Agent to the Company or (xx) after a Responsible Officer of the Company or any Subsidiary has actual knowledge thereof; and (ii) this Agreement or any Loan Document, other than those referenced in SECTION 9.01(A), (B), (C) or clause (i) of this SECTION 9.01(D) and such failure is not remedied within the earlier of
(i) ninety (90) days or (ii) thirty (30) days after the earlier of (x) notice of such failure by the Agent to the Company or (xx) after a Responsible Officer of the Company or any Subsidiary has actual knowledge thereof; or

               (e) the Company or any Loan Party shall (i) fail to make (whether as primary obligor or as guarantor or other surety) any principal payment of or interest or premium, if any, on any instruments of Indebtedness in the aggregate in excess of $5,000,000.00 allowed hereunder (other than the Notes) and such failure remains outstanding beyond any period of grace provided with respect thereto or (ii) fail to duly observe, perform or comply with any agreement with any Person, or any term or condition of any instrument of Indebtedness in excess of $5,000,000.00 beyond any period of grace provided with respect thereto, if such failure causes (unless such failure has been waived by the holder(s) of such Indebtedness), or permits the holder(s) to cause, such obligations to become due prior to any stated maturity; or

              (f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or any Loan Party or of a substantial part of the property or assets of the Company or any Loan Party, under Title 11 of the United States Code, as now or hereafter in effect, or any successor thereto (the "BANKRUPTCY CODE"), or any other federal or state bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Loan Party or for a substantial part of the property or assets of the Company or any Loan Party or (iii) the winding-up or liquidation of the Company or any Loan Party; and such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; or

              (g) the Company or any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking relief under the Bankruptcy Code or any other federal or state bankruptcy, insolvency, receivership or similar law,
(ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (f) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Loan Party or for a substantial part of the property or assets of the Company or any Loan Party, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing; or

              (h) the Company shall (i) fail to make any principal payment of or interest or premium, if any, on the Subordinated Debt beyond any period of grace provided with respect thereto, (ii) fail to duly observe, perform or comply with any agreement beyond any period of grace provided with respect thereto, if such failure is to permit the holder(s) to cause such obligations to become due prior to any stated maturity or (iii) become obligated to redeem, repurchase or repay all or any portion of any principal, interest or premium on the Subordinated Debt prior to its scheduled payment; or

              (i) Holding Co. shall (i) fail to make any principal payment of or interest or premium, if any, on the Discount Debentures beyond any period of grace provided with respect thereto, (ii) fail to duly observe, perform or comply with any agreement beyond any period of grace provided with respect thereto, if such failure is to permit the holder(s) to cause such obligations to become due prior to any stated maturity or (iii) become obligated to redeem, repurchase or repay all or any portion of any principal, interest or premium on the Discount Debentures prior to its scheduled payment; or

              (j) a judgment or order, which with other outstanding judgments and orders against the Company or any Loan Party equal or exceed $2,000,000.00 in the aggregate (to the extent not covered by insurance as to which the respective insurer has acknowledged coverage), shall be entered against the Company or any Loan Party and (i) within sixty (60) days after entry thereof such judgment shall not have been paid or discharged or execution thereof stayed pending appeal or, within sixty (60) days after the expiration of any such stay, such judgment shall not have been paid or discharged or (ii) any enforcement proceeding shall have been commenced (and not stayed) by any creditor or upon such judgment; or

              (k) if (A) (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any Subsidiary or any ERISA Affiliate that a Plan may become subject to any such proceedings, (iii) any Plan shall have any Unfunded Current Liability, (iv) the Company or any Subsidiary or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any Subsidiary or any ERISA Affiliate withdraws from any Multiemployer Plan, (vi) the Company or any Subsidiary or any ERISA Affiliate fails to make any contribution due, or payment to or with respect to, any employee benefit plan, or (vii) the Company or any Subsidiary or any ERISA Affiliate establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary or any ERISA Affiliate thereunder, and (B) any such event or events described in clauses (i) through (vii) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or

               (l) after the Effective Date, the occurrence of any Change of Control; or

               (m) the Obligations shall cease, except as permitted hereby, being secured by substantially all of the assets of the Company.

              SECTION 9.02 PRIMARY REMEDIES. In any such event, and at any time after the occurrence of any of the above described events, the Agent shall, if requested by the Majority Lenders, by written notice to the Company (a "NOTICE OF DEFAULT") take any or all of the following actions (without prejudice to the rights of any Lender to enforce any other rights it may have against the Company, PROVIDED that, if an Event of Default specified in SECTION 9.01(F) or SECTION 9.01(G) shall occur, the following shall occur automatically without the giving of any Notice of Default): (a) declare the Total Commitment terminated, whereupon the Total Commitment shall forthwith terminate immediately and any Revolving Credit Commitment Fee shall forthwith become due and payable without any other notice of any kind; (b) declare the principal of and any accrued and unpaid interest in respect of all Advances, and all obligations owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, notice of demand or of dishonor and non-payment, protest, notice of protest, notice of intent to accelerate, declaration or notice of acceleration or any other notice of any kind, all of which are hereby waived by the Company; and (c) exercise any rights or remedies under any of the Loan Documents.

              SECTION 9.03 OTHER REMEDIES. Upon the occurrence and during the continuance of any Event of Default, the Agent may proceed to protect and enforce its and the Lenders' rights, either by suit in equity or by action at law or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in any other Loan Document or in aid of the exercise of any power granted in this Agreement or in any other Loan Document; or may proceed to enforce the payment of all amounts owing to the Lenders under the Loan Documents and any accrued and unpaid interest thereon in the manner set forth herein or therein; it being intended that no remedy conferred herein or in any of the other Loan Documents is to be exclusive of any other remedy, and each and every remedy contained herein or in any other Loan Document shall be cumulative and shall be in addition to every other remedy given hereunder and under the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise.

                                    ARTICLE X
                                    THE AGENT

              SECTION 10.01 AUTHORIZATION AND ACTION. Each Lender hereby irrevocably appoints and authorizes the Agent to act on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to or required of the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents and employees. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Loan Document, expressed or implied, is intended to, or shall be so construed as to, impose upon the Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. As to any matters not expressly provided for by this Agreement, the Notes or the other Loan Documents (including enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon the Lenders and all holders of Notes and the Obligations; PROVIDED, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law.

              SECTION 10.02 AGENT'S RELIANCE. (a) Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Lenders for any action taken or omitted to be taken by it or them under or in connection with this Agreement, the Notes or any of the other Loan Documents (i) with the consent or at the request of the Majority Lenders or (ii) in the absence of its or their own gross negligence or willful misconduct (IT BEING THE EXPRESS INTENTION OF THE PARTIES HERETO THAT THE AGENT AND ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES SHALL HAVE NO LIABILITY FOR ACTIONS AND OMISSIONS UNDER THIS SECTION 10.02 RESULTING FROM THEIR SOLE ORDINARY OR CONTRIBUTORY NEGLIGENCE).

              (b) Without limitation of the generality of the foregoing, the
Agent: (i) may treat the payee of each Note and the Obligations as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement, any Note or any other Loan Document; (iv) except as otherwise expressly provided herein, shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, any Note or any other Loan Document or to inspect the property (including the books and records) of the Company; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, collectibility, genuineness, sufficiency or value of this Agreement, any Note, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (vi) shall not be responsible to any Lender for the perfection or priority of any Lien securing the Obligations; and (vii) shall incur no liability under or in respect of this Agreement, any Note or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopier, cable or telex) reasonably believed by it to be genuine and signed or sent by the proper party or parties.

              SECTION 10.03 AGENT AND AFFILIATES; TCB AND AFFILIATES. Without limiting the right of any other Lender to engage in any business transactions with the Company or any of its Affiliates, with respect to their commitments, the Loans made by them and the Notes issued to them, TCB and each other Lender who may become the Agent shall have the same rights and powers under this Agreement and its Notes as any other Lender and may exercise the same as though it was not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include TCB and any such other Lender, in their individual capacities. TCB, each other Person who becomes the Agent and their respective Affiliates may be engaged in, or may hereafter engage in, one or more loans, letters of credit, leasings or other financing activity not the subject of this Agreement (collectively, the "OTHER FINANCINGS") with the Company or any of its Affiliates, or may act as trustee on behalf of, or depositary for, or otherwise engage in other business transactions with the Company or any of its Affiliates (all Other Financings and other such business transactions being collectively, the "OTHER ACTIVITIES") with no responsibility to account therefor to the Lenders. Without limiting the rights and remedies of the Lenders specifically set forth herein, no other Lender by virtue of being a Lender hereunder shall have any interest in (a) any Other Activities, (b) any present or future guaranty by or for the account of the Company not contemplated or included herein, (c) any present or future offset exercised by the Agent in respect of any such Other Activities, (d) any present or future property taken as security for any such Other Activities or (e) any property now or hereafter in the possession or control of the Agent which may be or become security for the obligations of the Company hereunder and under the Notes by reason of the general description of indebtedness secured, or of property contained in any other agreements, documents or instruments related to such Other Activities; PROVIDED, HOWEVER, that if any payment in respect of such guaranties or such property or the proceeds thereof shall be applied to reduction of the Obligations evidenced hereunder and by the Notes, then each Lender shall be entitled to share in such application according to its pro rata portion of such Obligations.

              SECTION 10.04 LENDER CREDIT DECISION. Each Lender acknowledges and agrees that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in SECTION 7.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges and agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

              SECTION 10.05 AGENT'S INDEMNITY. (a) The Agent shall not be required, insofar as the Lenders are concerned, to take any action hereunder or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document unless indemnified to the Agent's satisfaction by the Lenders against loss, cost, liability and expense. If any indemnity furnished to the Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given. In addition, the Lenders agree to indemnify the Agent (to the extent not reimbursed by the Company), ratably according to the respective aggregate principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding, ratably according to the respective amounts of the Total Commitment), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent (in such capacity) under this Agreement, the Notes and the other Loan Documents. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Agent in connection with the preparation, execution, administration, or enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement, the Notes and the other Loan Documents to the extent that the Agent is not reimbursed for such expenses by the Company. The provisions of this SECTION 10.05(A) shall survive the termination of this Agreement, the payment of the Obligations and/or the assignment of any of the Notes.

              (b) Notwithstanding the foregoing, no Lender shall be liable under this SECTION 10.05(B) to the Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements due to the Agent resulting from the Agent's gross negligence or willful misconduct. EACH LENDER AGREES, HOWEVER, THAT IT EXPRESSLY INTENDS, UNDER THIS SECTION 10.05(B), TO INDEMNIFY THE AGENT RATABLY AS AFORESAID FOR ALL SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS ARISING OUT OF OR RESULTING FROM THE AGENT'S SOLE ORDINARY OR CONTRIBUTORY NEGLIGENCE.

              SECTION 10.06 SUCCESSOR AGENT. The Agent may resign at any time by giving written notice thereof to the Lenders and the Company and may be removed as Agent under this Agreement, the Notes and the other Loan Documents at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent, subject to the approval of the Company, if no Event of Default has occurred and is continuing, (which approval will not be unreasonably withheld). If no successor Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 calendar days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Agent hereunder and under the Notes and the other Loan Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement, the Notes and the other Loan Documents. After any retiring Agent's resignation or removal as Agent hereunder and under the Notes and the other Loan Documents, the provisions of this ARTICLE X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement, the Notes and the other Loan Documents.

              SECTION 10.07 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent shall have received notice from a Lender or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." If the Agent receives such notice, the Agent shall give notice thereof to the Lenders; PROVIDED, HOWEVER, if such notice is received from a Lender, the Agent also shall give notice thereof to the Company. The Agent shall be entitled to take action or refrain from taking action with respect to such Default or Event of Default as provided in SECTION 10.01 and
SECTION 10.02.

                                   ARTICLE XI
                                  MISCELLANEOUS

              SECTION 11.01 AMENDMENTS. No amendment or waiver of any provision of this Agreement, any Note or any other Loan Document, nor consent to any departure by the Company herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Company, as to amendments, and by the Majority Lenders in all cases, and then, in any case, such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given PROVIDED, no such amendment shall be effective unless signed by all of the Lenders if it attempts to: (a) change the definition of "COMMITMENT," "DESIGNATED PAYMENT DATE," "MAJORITY LENDERS," "MARGIN," "REVOLVING CREDIT COMMITMENT," "REVOLVING CREDIT MATURITY DATE," "TERM LOAN A COMMITMENT," "TERM A LOAN MATURITY DATE," "TERM LOAN B COMMITMENT," "TERM LOAN B MATURITY DATE," "ESOP LOAN COMMITMENT," "ESOP LOAN MATURITY DATE," "TOTAL COMMITMENT," or "TOTAL REVOLVING CREDIT COMMITMENT"; (b) reduce or increase the amount or alter the terms of the Commitment of any Lender or subject any Lender to additional obligations; (c) modify this SECTION 11.01; (d) waive any Default under SECTION 9.01(A); (e) in any manner change the amount of, or any date fixed for, any payment of principal or interest on the Notes or any Fee or the reimbursement obligations of the Company under any Letter of Credit; (f) modify or waive the mandatory prepayment requirements set forth in Section 2.08 hereof or the allocation of such prepayments to the Lenders; or (g) except as expressly permitted hereby, release any collateral pledged as security for the Obligations or release any Guarantor from its obligations under the Guaranty.

              SECTION 11.02 NOTICES. Except with respect to telephone notifications specifically permitted pursuant to ARTICLE II, all notices, consents, requests, approvals, demands and other communications provided for herein shall be in writing (including telecopy communications) and mailed, telecopied, sent by overnight courier or delivered:

              (a)    If to the Company:
                     8600 Park Place Boulevard
                     Houston, Texas 77017

                     Telecopy No:  (713) 475-7761
                     Attention: Mr. Claude E. Manning

              (b)    If to the Agent:
                     707 Travis, 7th Floor, TCB N 79

                     Houston, Texas   77002
                     Telecopy No:  (713) 216-6387
                     Attention:  Manager

                     with copies to:

                     Loan Syndication Services
                     1111 Fannin
                     9th Floor - M.S. 46
                     Houston, Texas  77002
                     Attention:    Manager

                     and to:

                     Andrews & Kurth L.L.P.
                     4200 Texas Commerce Tower
                     Houston, Texas  77002
                     Telecopy No. (713) 220-4295
                     Attention:  Mr. Douglas J. Dillon

or, in the case of any party hereto, such other address or telecopy number as such party may hereafter specify for such purpose by notice to the other parties.

              (c) If to any Lender, to the address specified by such Lender (or the Agent on behalf of any Lender) to the Company.

              All communications to the Agent shall, when mailed, telecopied or delivered, be effective when mailed by certified mail, return receipt requested to such party at its address specified above, or telecopied to any party to the telecopy number set forth above, or delivered personally to such party at its address specified above; PROVIDED, that communications to the Agent pursuant to
SECTION II shall not be effective until actually received by the Agent.

              SECTION 11.03 NO WAIVER; REMEDIES. No failure on the part of any Lender or the Agent to exercise, and no delay in exercising, any right hereunder, under any Note or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, or any abandonment or discontinuance of any steps to enforce such right, preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. The remedies herein are cumulative and not exclusive of any other remedies provided by law, at equity or in any other agreement.

              SECTION 11.04 COSTS, EXPENSES AND TAXES. The Company agrees to pay on demand: (a) all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Agreement, the Notes, the other Loan Documents and the other documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under this Agreement, the Notes and the other Loan Documents, and any modification, supplement or waiver of any of the terms of this Agreement or any other Loan Document, (b) all reasonable costs and expenses of any Lender, including reasonable legal fees and expenses, in connection with the enforcement of, or preservation of rights under this Agreement, the Notes and the other Loan Documents and (c) reasonable costs and expenses incurred in connection with third party professional services required by the Agent such as appraisers, environmental consultants, accountants or similar Persons, PROVIDED THAT, prior to any Event of Default hereunder, the Agent will first obtain the consent of the Company to such expense, which consent shall not be unreasonably withheld. Without prejudice to the survival of any other obligations of the Company hereunder and under the Notes, the obligations of the Company under this SECTION 11.04 shall survive the termination of this Agreement or the replacement of the Agent and each assignment of the Notes.

              SECTION 11.05 INDEMNITY. (a) The Company shall indemnify the Agent, the Co-Documentation Agents and each Lender and each Affiliate thereof and their respective directors, officers, employees and agents (OTHER THAN WITH RESPECT TO ANY CLAIMS BY THE AGENT, THE CO-DOCUMENTATION AGENTS AND/OR ANY LENDER OR AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE OR AGENT THEREOF AGAINST THE AGENT, THE CO-DOCUMENTATION AGENTS OR ANY LENDER, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE OR AGENT THEREOF) (such indemnified Persons called the "Indemnitees") from, and hold each of them harmless against, any and all losses, liabilities, claims or damages (including reasonable legal fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from (i) this Agreement, the Notes or any other Loan Document or any actual or proposed use by the Company of the proceeds of any extension of credit hereunder, (ii) any investigation, litigation, claims, or demands under any Environmental Laws, or (iii) any other proceeding (including any threatened investigation or proceeding) relating to the foregoing clauses (i) and (ii), whether in each such case arising as a result of this Agreement or any of the other Loan Documents or the transactions contemplated hereby, and the Company shall reimburse such Indemnitees, upon demand for any expenses (including legal fees) reasonably incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Indemnitees. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH INDEMNITEE SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ALL SUCH LOSSES, LIABILITIES, CLAIMS OR DAMAGES ARISING OUT OF OR RESULTING FROM THE SOLE ORDINARY OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNITEE, BUT NOT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE. Without prejudice to the survival of any other obligations of the Company hereunder and under the other Loan Documents, the obligations of the Company under this SECTION 11.05 shall survive the termination of this Agreement and the other Loan Documents and the payment of the Obligations or the assignment of the Notes.

              (b) Notwithstanding anything set forth herein to the contrary, the Company shall not, in connection with any one legal proceeding or claim, or separate but related proceedings or claims arising out of the same general allegations of circumstances, in which the interest of the Indemnitees (in the reasonable judgment of such Indemnitees) does not differ in any material respect, be liable to the Indemnitees (or any of them) under any of the provisions set forth herein for the fees or expenses of more than one separate firm of attorneys in each jurisdiction in which legal action is being taken or may be taken at any time, which firm shall be selected by the Agent (or, if the Agent fails to so select after notice from the Indemnitees involved, such firm shall be selected by such Indemnitees), except for any additional firms reasonably recommended by such firm in good faith for purposes of obtaining special expertise in any area of law or for purposes of having local counsel in each court in which such proceeding or proceedings are pending. In any litigation or other proceeding in which the interests of the Company and any Indemnitee affected thereby are not adverse (in the reasonable judgment of such Indemnitee) and with respect to which such Indemnitee may seek indemnification or reimbursement from the Company hereunder, the Company shall be entitled to participate (in conjunction with counsel for the Indemnitees), at the Company's expense, in the defense of such litigation or proceeding with its own counsel. No Indemnitee shall consent to entry of any judgment or enter into any settlement of any action or proceeding that would give rise to any liability of the Company hereunder without the prior written consent of the Company (which consent shall not be unreasonably withheld).

              SECTION 11.06 RIGHT OF SETOFF. If any Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits held and other obligations owing by such Lender, or any branch, subsidiary or Affiliate, to or for the credit or the account of the Company against any and all the Obligations of the Company now or hereafter existing under this Agreement and the other Loan Documents and other obligations of the Company held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement, its Note or the Obligations and although the Obligations may be unmatured. The rights of each Lender under this
SECTION 11.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

              SECTION 11.07 GOVERNING LAW. This Agreement, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements executed by the Company and each Lender under the laws of the State of Texas and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of said state and of the United States of America. Without limitation of the foregoing, nothing in this Agreement, or in the Notes or in any other Loan Document shall be deemed to constitute a waiver of any rights which any Lender may have under applicable federal legislation relating to the amount of interest which such Lender may contract for, take, receive or charge in respect of the Loan and the Loan Documents, including any right to take, receive, reserve and charge interest at the rate allowed by the law of the state where any Lender is located. The Agent, each Lender and the Company further agree that insofar as the provisions of Article 5069-1.04, of the Revised Civil Statutes of Texas, as amended, are applicable to the determination of the Highest Lawful Rate with respect to the Notes and the Obligations hereunder and under the other Loan Documents, the indicated rate ceiling of such Article shall be applicable; PROVIDED, HOWEVER, that to the extent permitted by such Article, the Agent may from time to time by notice to the Company revise the election of such interest rate ceiling as such ceiling affects the then current or future balances of the Loans. The provisions of
Article 5069-15.01 ET. SEQ. do not apply to any Loan, this Agreement, any Note issued hereunder or the other Loan Documents.

              SECTION 11.08 INTEREST. It is the intention of the parties hereto that the Agent and each Lender shall conform strictly to usury laws applicable to it, if any. Notwithstanding anything to the contrary set forth herein, in any other Loan Document or in any other document or instrument, no provision of any of the Loan Documents or any other instrument or document furnished pursuant hereto or in connection herewith is intended or shall be construed to require the payment or permit the collection of interest in excess of the maximum non-usurious rate permitted by applicable law. Each provision in this Agreement and each other Loan Document, agreement or writing is expressly limited so that in no event whatsoever shall the amount paid, or otherwise agreed to be paid, to the Agent or any Lender, or charged, contracted for, reserved, taken or received by the Agent or any Lender, for the use, forbearance or detention of the money to be loaned under this Agreement or any Loan Document or otherwise (including any sums paid as required by any covenant or obligation contained herein or in any other Loan Document which is for the use, forbearance or detention of such money), exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate, and all amounts owed under this Agreement and each other Loan Document shall be held to be subject to reduction to the effect that such amounts so paid or agreed to be paid, charged, contracted for, reserved, taken or received which are for the use, forbearance or detention of money under this Agreement or such Loan Document shall in no event exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate. If the transactions with any Lender contemplated hereby would be usurious under applicable law then, in that event, notwithstanding anything to the contrary in any Note payable to such Lender, this Agreement, any other Loan Document or any other document or instrument, it is agreed that in the event that the maturity of any Note payable to such Lender is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to such Lender may never include more than the maximum amount allowed by such applicable law and excess interest, if any, to such Lender provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the indebtedness owed to such Lender by the Company and any excess refunded by such Lender to the Company. Anything in any Note or any other Loan Document to the contrary notwithstanding, the Company shall not be

HOU04:29529.11
                                             -77-
required to pay unearned interest on any Note and the Company shall not be required to pay interest on the Obligations at a rate in excess of the Highest Lawful Rate, and if the effective rate of interest which would otherwise be payable under such Note and such Loan Documents would exceed the Highest Lawful Rate, or if the holder of such Note shall receive any unearned interest or shall receive monies that are deemed to constitute interest which would increase the effective rate of interest payable by the Company under such Note and the other Loan Documents to a rate in excess of the Highest Lawful Rate, then (a) the amount of interest which would otherwise be payable by the Company shall be reduced to the amount allowed under applicable law and (b) any unearned interest paid by the Company or any interest paid by the Company in excess of the Highest Lawful Rate shall in the first instance be credited on the principal of the Obligations of the Company (or if all such Obligations shall have been paid in full, refunded to the Company). It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, reserved, taken, charged or received by any Lender under the Notes, the Obligations and the other Loan Documents or made for the purpose of determining whether such rate exceeds the Highest Lawful Rate, shall be made, to the extent permitted by usury laws applicable to such Lender, by amortizing, prorating and spreading in equal parts during the period of the full stated term of the Notes and this Agreement.

              SECTION 11.09 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by the Company in connection herewith and the other Loan Documents shall survive the execution and delivery of this Agreement, the Notes and the other Loan Documents, the termination of the Total Commitment of the Lenders and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not, PROVIDED, that the Total Commitment of the Lenders shall not inure to the benefit of any non-approved successor or assign of the Company.

              SECTION 11.10 SUCCESSORS AND ASSIGNS; PARTICIPATIONS. (a) All covenants, promises and agreements by or on behalf of the Company or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. The Company may not assign or transfer any of its rights or obligations hereunder without the consent of the Lenders.

              (b) Any of the Lenders may assign to or sell participations to an Eligible Assignee a portion of its rights and obligations under this Agreement and the other Loan Documents (including a portion of its share of the Total Commitment, the Advances and the Obligations of the Company owing to it and the Notes); PROVIDED, that, in the case of participations (i) such Eligible Assignees shall be entitled to the cost protection provisions contained in
ARTICLE II and SECTION 11.04 to the extent the Lender selling the participation is so entitled, (ii) the Company shall continue to deal solely and directly with the Agent in connection with its rights and obligations under this Agreement and the other Loan Documents and (iii) each Lender shall retain the sole right and responsibility to enforce the Obligations relating to the Loans including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; but such Lender may grant a participant rights only to the extent such amendments, modifications or waivers would effect such participant's interests in any fees payable hereunder (including, without limitation, the amount and the dates fixed for payment of any such fees) or the amount of principal or the rate of interest payable on, or the dates fixed for any payment of principal or of interest on, the Loans. Except with respect to cost protections provided to a participant pursuant to this paragraph hereof, no participant shall be a third party beneficiary of this Agreement nor shall it be entitled to enforce any rights provided to the Lenders against the Company under this Agreement.

              (c) A Lender may assign to any other Lender and, with the prior written consent of the Company and the Agent (which consents shall not be unreasonably withheld), a Lender may assign to one or more other Eligible Assignees all or a portion of its interests, rights, and obligations under this Agreement and the other Loan Documents (including all or a portion of its share of the Total Commitment and the same portion of the Loans and other obligations of the Company at the time owing to it and the Note held by it); PROVIDED, HOWEVER, that each such assignment (i) shall be in a minimum principal amount of not less than $10,000,000.00 or such Lender's remaining Commitment (other than any assignment from any Lender of the Term Loan B in which case in a minimum principal amount of not less than $5,000,000.00), (ii) shall not reduce any Lender's Commitment to an amount less than $10,000,000.00 (other than to zero or other than any Lender of the Term Loan B in which case in a minimum amount of not less than $5,000,000.00) and shall be of a constant, and not a varying, percentage of the assigning Lender's Revolving Credit Commitment, Term Loan A Commitment, ESOP Loan Commitment and the rights and obligations attendant to such Commitments under this Agreement, (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance, an Assignment and Acceptance in form and substance satisfactory to the Agent (an "ASSIGNMENT AND ACCEPTANCE") substantially in the form of EXHIBIT 11.10 hereto, and any Note subject to such assignment and (iv) no assignment shall be effective until receipt by the Agent of a reasonable service fee in respect of said assignment equal to $2,500.00. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof unless otherwise agreed to by the assigning Lender, the Eligible Assignee thereunder and the Agent (x) the Eligible Assignee thereunder shall be a party hereto and to the other Loan Documents and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the other Loan Documents and (y) the assignor Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto except, in the case of an Issuing Bank, with respect to Letters of Credit issued by such Issuing Bank which are then outstanding).

              (d) The Agent shall maintain at its office (i) a copy of each Assignment and Acceptance delivered to it and (ii) a register (the "REGISTER") for the recordation of the names and addresses (and taxpayer identification numbers, if any) of the Lenders and the principal amount and types of Loans owing to each Lender pursuant to the terms hereof from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and the Company, the Agent, the Swing Line Lender and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a "Lender" hereunder for all purposes of this Agreement and the Loan Documents. The Register shall be available for inspection by the Company, the Agent, the Swing Line Lender and any Lender at any reasonable time and from time to time upon reasonable prior notice.

       (e) Upon its receipt of a copy of (or copies of signed counterparts of) a duly completed and fully executed Assignment and Acceptance, together with the existing Note or Notes of the assigning Lender subject to such Assignment and Acceptance, the Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Company and the affected Lenders. Not later than five (5) Business Days after the receipt of the notice from the Agent referred to in clause (iii) above, the Company, at its own expense, shall execute and deliver to the Agent, in exchange for the Note or Notes of the assigning Lender surrendered to the Agent pursuant to this paragraph, a new Note or Notes payable to the order of the assignee Lender and its registered assigns in the principal amount of the Loans assigned to it. Any such new Note shall be substantially in the form of EXHIBIT 2.05A, 2.05B, 2.05C, 2.05D and 2.05E, hereto as appropriate. Cancelled Notes shall be promptly returned to the Company.

              (f) Notwithstanding any other provision herein but subject to
SECTION 11.11, any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this SECTION 11.10(F) disclose to the assignee or participant or proposed assignee or participant, any information relating to the Company or any Subsidiary furnished to such Lender by or on behalf of the Company or any Subsidiary.

              (g) Anything in this SECTION 11.10 to the contrary notwithstanding, any Lender may at any time, without the consent of the Company or the Agent, assign and pledge all or any portion of its Commitments and the Loans owing to it to any Federal Reserve Bank (and its transferees) as collateral security pursuant to Regulation A of the Board and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

              SECTION 11.11 CONFIDENTIALITY. Each Lender agrees to exercise its best efforts to keep any information delivered or made available by the Company confidential from anyone other than Persons employed or retained by such Lender who are or are expected to become engaged by such Lender in evaluating, approving, structuring or administering the Loans and who are subject to this confidentiality provision; PROVIDED that nothing herein shall prevent any Lender from disclosing such information (a) to any other Lender, (b) pursuant to subpoena or upon the order of any court or administrative agency, (c) upon the request or demand of any regulatory agency (including self regulatory agencies) or authority having jurisdiction over such Lender, (d) which has been publicly disclosed, (e) to the extent reasonably required in connection with any litigation to which the Agent, any Lender, the Company or its respective Affiliates may be a party, (f) to the extent reasonably required in connection with the exercise of any remedy hereunder, (g) to such Lender's legal counsel and independent auditors (who are subject to this confidentiality provision or similar confidentiality provision)
(h) to any actual or proposed participant or assignee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this SECTION 11.11 and (i) which is clearly not confidential. To the extent legally permitted, each Lender will use its best reasonable efforts to promptly notify the Company of any information that it is required or requested to deliver pursuant to clause (b), (c) or (e) of this SECTION 11.11; PROVIDED that no notice shall be required for any review of information by representatives of regulators at any Lender's places of business.

              SECTION 11.12 PRO RATA TREATMENT. (a) Except as otherwise specifically permitted hereunder, each payment or prepayment of principal, if permitted under this Agreement, and each payment of interest with respect to an Advance shall be made pro rata among the Lenders on the basis of their respective percentage participations in the Revolving Credit Commitment, the ESOP Loan Commitment, the Term Loan A Commitment or the Term Loan B Commitment, as the case may be.

              (b) Each Lender agrees that if, through the exercise of a right of banker's lien, setoff or claim of any kind against the Company as a result of which the unpaid principal portion of the Notes and the Obligations held by it shall be proportionately less than the unpaid principal portion of the Notes and Obligations held by any other Lender, it shall be deemed to have simultaneously purchased from such other Lender a participation in the Notes and Obligations held by such other Lender, in the amount required to render such amounts proportional; PROVIDED, HOWEVER, that if any such purchase or purchases or adjustments shall be made pursuant to this SECTION 11.12(B) and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest.

              SECTION 11.13 SEPARABILITY. Should any clause, sentence, paragraph or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

              SECTION 11.14 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               SECTION 11.15 INTERPRETATION. (a) In this Agreement, unless a clear contrary intention appears:

               (i) the singular number includes the plural number and VICE
          VERSA;

               (ii) reference to any gender includes each other gender;

               (iii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

               (iv) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, PROVIDED that nothing in this clause is intended to authorize any assignment not otherwise permitted by this Agreement;

               (v) except as expressly provided to the contrary herein, reference to any agreement, document or instrument (including this Agreement) means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and reference to any Note or other note includes any Note issued pursuant hereto in extension or renewal thereof and in substitution or replacement therefor;

               (vi) unless the context indicates otherwise, reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto;

               (vii) the words "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term;

               (viii) with respect to the determination of any period of time, except as expressly provided to the contrary, the word "from" means "from and including" and the word "to" means "to but excluding"; and

               (ix) reference to any law, rule or regulation means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

               (b) The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

              (c) No provision of this Agreement shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

               SECTION 11.16 LIMITATION BY LAW. All rights, remedies and powers provided in this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement and the other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or any other Loan Document invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

               SECTION 11.17 SUBMISSION TO JURISDICTION. (A) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, HARRIS COUNTY, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF TEXAS AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN SECTION 11.02 SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

               (B) THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN THE FIRST SENTENCE OF CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

               SECTION 11.18 WAIVER OF JURY TRIAL. THE COMPANY, THE AGENT, THE ISSUING BANK AND EACH LENDER HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR

PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM OR RELATING TO ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

               SECTION 11.19 FINAL AGREEMENT OF THE PARTIES. THIS AGREEMENT (INCLUDING THE SCHEDULES AND EXHIBITS HERETO), THE NOTES AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

               SECTION 11.20 COMPANY ASSUMPTION OF OBLIGATIONS OF FINANCE CORP. The Company and TPC hereby assume and agree to pay, perform and discharge all of the obligations of Finance Corp. under this Agreement and all other Loan Documents whether for interest, fees, expenses, indemnification or any other obligation whatsoever.

               SECTION 11.21 EFFECTIVENESS OF AGREEMENTS EXECUTED BY THE COMPANY. This Agreement and all other Loan Documents executed by Texas Petrochemicals Corporation shall become effective, as to Texas Petrochemicals Corporation, only after the occurrence and completion of the events described in
SECTION 5.01(CC).

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    COMPANY:


                                                TEXAS PETROCHEMICALS CORPORATION


                                                By: Claude E. Manning
                                                    Claude E. Manning
                                                       Vice President

                                                TPC FINANCE CORP.



                                                 By: Susan O. Rheney
                                                     Susan O. Rheney
                                                      President


                                    AGENT:


                                                 TEXAS COMMERCE BANK
                                                 NATIONAL ASSOCIATION


                                                 By:      Mary C. Arnold
                                                          Mary C. Arnold
                                                          Vice President

                                    CO-DOCUMENTATION AGENTS:


                                                 ABN AMRO NORTH AMERICA, INC.,
                                                 AS AGENT FOR ABN AMRO BANK N.V.


                                                 By:  GORDON CHANG
                                                 Name:GORDON CHANG
                                                 Title:VICE PRESIDENT
                                                       AND DIRECTOR

                                                 By:  COLLIS SANDERS
                                                 Name:COLLIS SANDERS
                                                 Title:VICE PRESIDENT AND
                                                       MANAGING DIRECTOR


                                    THE BANK OF NOVA SCOTIA


                                                 By:   F.C.H. ASHBY
                                                 Name: F.C.H. ASHBY
                                                 Title:LOAN OPERATIONS


                                    SWING LINE LENDER:


                                                 TEXAS COMMERCE BANK
                                                 NATIONAL ASSOCIATION


                                                 By:    Mary C. Arnold
                                                        Mary C. Arnold
                                                        Vice President

                                    LENDER:

Revolving Credit                                 ABN AMRO BANK N.V.,
Commitment:$3,851,851.85                         HOUSTON AGENCY


Term Loan A                                      BY:ABN AMRO NORTH AMERICA, INC.
Commitment: $8,185,185.19                        AS AGENT

Term Loan B
Commitment: $3,000,000.00                        By:  MIKE W. DEPRIEST
                                                 Name:MIKE W. DEPRIEST
ESOP Loan                                        Title:Vice President and
Commitment: $962,962.96                                Director

                                                 By:  ROBERT J. CUNNINGHAM
                                                 Name:ROBERT J. CUNNINGHAM
                                                 Title:Vice President and
                                                       Director

                                    Address:
                           Three Riverway, Suite 1700
                              Houston, Texas 77056

                          Telecopy: No.: (713) 629-7533

                                                 DOMESTIC LENDING OFFICE
                                                 Three Riverway, Suite 1700
                                                 Houston, Texas 77056
                                                 Attn: Belinda Rowell


                                                 EURODOLLAR LENDING OFFICE
                                                 Three Riverway, Suite 1700
                                                 Houston, Texas 77056
                                                 Attn: Belinda Rowell

                                     LENDER:

Revolving Credit                                 THE BANK OF NOVA SCOTIA
Commitment: $3,851,851.85

Term Loan A
Commitment: $8,185,185.19                        By:  F.C.H. ASHBY
                                                 Name:F.C.H. ASHBY
Term Loan B                                      Title:LOAN OPERATOR
Commitment: $3,000,000.00
                                    Address:
ESOP Loan                                          600 Peachtree Street, N.E.
Commitment: $962,962.96                            Suite 700
                                                   Atlantic, Georgia 30308

                                                   Telecopy No.: (404) 888-8998

                                                   DOMESTIC LENDING OFFICE
                                                   Atlanta Agency
                                                   600 Peachtree Street, N.E.
                                                   Suite 2700
                                                   Atlanta, Georgia 30308
                                                   Attn: F. C. H. Ashby


                                                   EURODOLLAR LENDING OFFICE
                                                   Atlanta Agency
                                                   600 Peachtree Street, N.E.
                                                   Suite 2700
                                                   Atlanta, Georgia 30308
                                                   Attn: F. C. H. Ashby

                                    LENDER:

Revolving Credit                                   BANK OF SCOTLAND
Commitment: $3,555,555.55

Term Loan A
Commitment: $7,555,555.56                          By:CATHERINE ONIFFREY
                                                   Name:CATHERINE ONIFFREY
Term Loan B                                        Title:VICE PRESIDENT
Commitment:  $ -0-
                                    Address:
ESOP Loan                                          565 - 5th Avenue
Commitment: $888,888.89                            New York, New York 10017

                                                   (212) 557-9460

                                                   DOMESTIC LENDING OFFICE
                                                   565 - 5th Avenue
                                                   New York, New York 10017




                                                   EURODOLLAR LENDING OFFICE
                                                   565 - 5th Avenue
                                                   New York, New York 10017

                                     LENDER:

Revolving Credit                                   BANQUE PARIBAS
Commitment: $2,962,962.96

Term Loan A
Commitment: $6,296,296.30                          By:CHRISTOPHER S. GOODWIN
                                                   Name:CHRISTOPHER S. GOODWIN
Term Loan B                                        Title:VICE PRESIDENT
Commitment: $ -0-

ESOP Loan
Commitment: $740,740.74                            By:LARRY ROBINSON
                                                   Name:LARRY ROBINSON
                                                   Title:VICE PRESIDENT


                                    Address:
                                                   1200 Smith Street
                                                   Suite 3100
                                                   Houston, Texas 77002

                                                   Telecopy No.: (713) 659-3832


                                                   DOMESTIC LENDING OFFICE

                                                   1200 Smith Street
                                                   Suite 3100
                                                   Houston, Texas 77002



                                                   EURODOLLAR LENDING OFFICE
                                                   1200 Smith Street
                                                   Suite 3100
                                                    Houston, Texas 77002


                                     LENDER:

Revolving Credit                                   THE FIRST NATIONAL BANK OF
Commitment: $3,555,555.55                          CHICAGO

Term Loan A
Commitment: $7,555,555.56                         By:DIXON P. SCHULTZ
                                                  Name:DIXON P. SCHULTZ
Term Loan B                                       Title:VICE PRESIDENT
Commitment: $3,000,000.00
                                                   Address:
ESOP Loan                                          1100 Louisiana, Suite 3200
Commitment: $888,888.89                            Houston, Texas 79002

                                                   Telecopy No.: (713) 654-7370


                                                   DOMESTIC LENDING OFFICE
                                                   One First National Plaza
                                                   0634, 1 FNP 10
                                                   Chicago, Illinois 60670

                                                   EURODOLLAR LENDING OFFICE
                                                   One First National Plaza
                                                   0634, 1 FNP 10
                                                   Chicago, Illinois 60670

                                     LENDER:

Revolving Credit                                   HIBERNIA NATIONAL BANK
Commitment: $2,962,962.96

Term Loan A                                        By:COLLEEN SMITH
Commitment: $6,296,296.30                          Name:COLLEEN SMITH
                                                   Title:ASSISTANT VICE
                                                         PRESIDENT
Term Loan B
Commitment: $3,000,000.00                          Address:
                                                   313 Carondelet Street
ESOP Loan                                          New Orleans, Louisiana 70130
Commitment: $740,740.74
                                                   Telecopy No.: (504) 533-5344


                                                   DOMESTIC LENDING OFFICE
                                                   313 Carondelet Street
                                                   New Orleans, Louisiana 70130



                                                   EURODOLLAR LENDING OFFICE
                                                   313 Carondelet Street
                                                   New Orleans, Louisiana 70130


                                     LENDER:

Revolving Credit                                   THE CIT GROUP/BUSINESS
                                                   CREDIT, INC.
Commitment: $3,555,555.55

Term Loan A                                        By:
Commitment: $7,555,555.56                          Name:
                                                   Title:
Term Loan B
Commitment: $3,000,000.00                          Address:
                                                   Two Lincoln Centre
ESOP Loan                                          5420 LBJ Freeway, Suite 200
Commitment: $888,888.89                            Dallas, Texas 75240

                                                   Telecopy No.: (214) 455-1690

                                                   DOMESTIC LENDING OFFICE
                                                   Two Lincoln Centre
                                                   5420 LBJ Freeway, Suite 200
                                                   Dallas, Texas 75240



                                                   EURODOLLAR LENDING OFFICE
                                                   Two Lincoln Centre
                                                   5420 LBJ Freeway, Suite 200
                                                   Dallas, Texas 75240



                                     LENDER:

Revolving Credit                                   THE FUJI BANK, LIMITED
Commitment: $2,370,370.37

Term Loan A                                        By: PHILLIP C. LAUINGER III
Commitment: $5,037,037.04                          Name:PHILLIP C. LAUINGER III
                                                   Title:VICE PRESIDENT AND
Term Loan B                                              JOINT MANAGER
Commitment: $-0-                                   Address:
                                                   1221 McKinney Street,
                                                   Suite 4100
ESOP Loan                                          Houston, Texas 77010
Commitment: $592,592.59
                                                   Telecopy No.: (713) 759-0048

                                                   DOMESTIC LENDING OFFICE
                                                   1221 McKinney Street,
                                                   Suite 4100
                                                   Houston, Texas 77010


                                                   EURODOLLAR LENDING OFFICE
                                                   1221 McKinney Street,
                                                   Suite 4100
                                                   Houston, Texas 77010



                                     LENDER:

Revolving Credit                                   TEXAS COMMERCE BANK
Commitment: $4,444,444.48                          NATIONAL ASSOCIATION

Term Loan A
Commitment: $9,444,444.40                          By:  Mary C. Arnold
                                                        Mary C. Arnold
Term Loan B                                             Vice President
Commitment: $11,000,000.00
                                    Address:
ESOP Loan                                          712 Main Street
Commitment: $1,111,111.12                          Houston, Texas 77002

                                                   Telecopy No.:(713) 216-6004

                                                   DOMESTIC LENDING OFFICE
                                                   712 Main Street
                                                   Houston, Texas 77002



                                                   EURODOLLAR LENDING OFFICE
                                                   712 Main Street
                                                   Houston, Texas 77002




                                     LENDER:

Revolving Credit                                   THE BOATMEN'S NATIONAL BANK
Commitment: $2,370,370.37                               OF ST. LOUIS

Term Loan A
Commitment: $5,037,037.04                          By:  DOUGLAS W. THORNSBERRY
                                                   Name:DOUGLAS W. THORNSBERRY
Term Loan B                                        Title:ASSISTANT VICE
                                                         PRESIDENT
Commitment: $-0-
                                    Address:
ESOP Loan                                          800 Market Street, MS LBP3701
Commitment: $592,592.59                            St. Louis, MO 61301

                                                   Telecopy No.: (314) 466-6645

                                                   DOMESTIC LENDING OFFICE
                                                   800 Market Street, MS LBP3701
                                                   St. Louis, MO 61301


                                                   EURODOLLAR LENDING OFFICE
                                                   800 Market Street, MS LBP3701
                                                   St. Louis, MO 61301


                                     LENDER:

Revolving Credit                                   NATIONAL BANK OF CANADA
Commitment: $3,555,555.55

Term Loan A                                        By:
Commitment: $7,555,555.56                          Name:
                                                   Title:
Term Loan B
Commitment: $ -0-
                                                   By:
ESOP Loan                                          Name:
Commitment: $888,888.89                            Title:

                                                   Notice Address:
                                                   2121 San Jacinto, Suite 1850
                                                   Dallas, Texas 75201

                                                   Telecopy No.: (214) 871-2015

                                                   DOMESTIC LENDING OFFICE
                                                   125 West 55th Street,
                                                   23rd Floor
                                                   New York, New York 10019

                                                   Telcopy No.: (212) 632-8736


                                                   EURODOLLAR LENDING OFFICE
                                                   125 West 55th Street,
                                                   23rd Floor
                                                   New York, New York 10019

                                                   Telcopy No.: (212) 632-8736


                                     LENDER:

                                                   PILGRIM AMERICA PRIME
                                                   RATE TRUST


                                                   By:  MICHAEL J. BACEVICH
                                                   Name:MICHAEL J. BACEVICH
                                                   Title:VICE PRESIDENT
Term Loan B
Commitment: $5,000,000.00                          Address:
                                                   2 Renaissance Square
                                                   40 N. Central Avenue,
                                                   Suite 1200
                                                   Phoenix, AZ 85004-4424

                                                   Telecopy No.: (602) 417-8327

                                                   DOMESTIC LENDING OFFICE
                                                   2 Renaissance Square
                                                   40 N. Central Avenue,
                                                   Suite 1200
                                                   Phoenix, AZ 85004-4424


                                                   EURODOLLAR LENDING OFFICE
                                                   2 Renaissance Square
                                                   40 N. Central Avenue,
                                                   Suite 1200
                                                   Phoenix, AZ 85004-4424



                                     LENDER:

                                                   MERRILL LYNCH SENIOR FLOATING
                                                   RATE FUND, INC.

Term Loan B
Commitment: $7,000,000.00                          By:ANTHONY R. CLEMENTE
                                                   Name:ANTHONY R. CLEMENTE
                                                   Title:AUTHORIZED SIGNATORY

                                    Address:
                                                   800 Scudders Mill Road
                                                   Plainsboro, New Jersey 08536

                                                   Telecopy No.: (609) 282-2756

                                                   DOMESTIC LENDING OFFICE
                                                   800 Scudders Mill Road
                                                   Plainsboro, New Jersey 08536




                                                   EURODOLLAR LENDING OFFICE
                                                   800 Scudders Mill Road
                                                   Plainsboro, New Jersey 08536



                                     LENDER:

Revolving Credit                                   WELLS FARGO BANK (TEXAS),
Commitment: $2,962,962.96                          NATIONAL ASSOCIATION

Term Loan A                                        By:ANNE M. RHOADS
Commitment: $6,296,296.30                          Name:ANNE M. RHOADS
                                                   Title:VICE PRESIDENT
Term Loan B
Commitment: $-0-                                   Address:
                                                   1000 Louisiana, 3rd Floor
ESOP Loan                                          Houston, Texas 77002
Commitment: $740,740.74
                                                   Telecopy No.: (713) 250-4035

                                                   DOMESTIC LENDING OFFICE
                                                   1000 Louisiana, 3rd Floor
                                                   Houston, Texas 77002




                                                   EURODOLLAR LENDING OFFICE
                                                   1000 Louisiana, 3rd Floor
                                                   Houston, Texas 77002



                                     LENDER:

                                                   VAN KAMPEN AMERICAN CAPITAL
                                                   PRIME RATE INCOME TRUST
Term Loan B
Commitment: $7,000,000.00
                                                   By:BRIAN W. GOOD
                                                   Name:BRIAN W. GOOD
                                                   Title:VICE PRESIDENT

                                      Address:
                                                   One Parkview Plaza
                                                   17 W110 22nd Street
                                                   Oakbrook Terrace,
                                                   Illinois 60181

                                                   Telecopy No.:  (708) 684-6740

                                                   DOMESTIC LENDING OFFICE
                                                   One Parkview Plaza
                                                   17 W110 22nd Street
                                                   Oakbrook Terrace, Illinois
                                                   60181




                                                   EURODOLLAR LENDING OFFICE
                                                   One Parkview Plaza
                                                   17 W110 22nd Street
                                                   Oakbrook Terrace, Illinois
                                                   60181


                                     LENDER:

                                                   CHANCELLOR CAPITAL
Term Loan B
Commitment: $7,000,000.00
                                                   By:
                                                   Name:
                                                   Title:

                                    Address:
                                                   1166 Avenue of the Americas
                                                   New York, New York 10036

                                                   Telecopy No.: (212) 279-9763

                                                   DOMESTIC LENDING OFFICE
                                                   1166 Avenue of the Americas
                                                   New York, New York 10036


                                                   EURODOLLAR LENDING OFFICE
                                                   1166 Avenue of the Americas
                                                   New York, New York 10036

                                                                   EXHIBIT 1.01A

                          ADMINISTRATIVE QUESTIONNAIRE
               TPC FINANCE CORP./TEXAS PETROCHEMICALS CORPORATION
                                CREDIT AGREEMENT

PLEASE FORWARD THIS COMPLETED
FORM AS SOON AS POSSIBLE TO:
Gina Hardwick: FAX (713) 216-2339

Agent:                                 Texas Commerce Bank National Association
                                       712 Main Street, 8-TCB-N 96
                                       Houston, Texas 77002
Telex:                                 166-350 TCB HOU
Syndications Telecopier:               (713) 216-2339 or
                                       Alternate: (713) 216-2291
Syndications Contacts:                 Ann Krevis Baumgartner (713) 216-7582
                                       Gina Hardwick (713) 216-2093
Operations:                            Gale Manning (713) 750-2784
Full Legal Name of your Institution:

Hard-copy documents, notices and periodic financial statements of the Company should be sent to the following account officer designated by your bank:

Officer's Name
Title:
Street Address:
City, State, Zip:
Phone #:
Telefax #:

                                       1

                          PRIMARY CONTACT INFORMATION

     We will send all telecopies regarding time-critical information (drawdowns, option changes, payments, etc.) to the Primary or Alternate Contact at the banking location you designate.

     1. Your bank's primary contact for telefaxes concerning borrowings, options on interest rates, etc:

                                                                         PRIMARY TELEX     ALTERNATE        ALTERNATE
            PRIMARY NAME/                             PRIMARY TELEFAX      NUMBER AND       TELEFAX       TELEX NUMBER
            TELEPHONE NO.               DEPARTMENT        NUMBER           ANSWERBACK        NUMBER      AND ANSWERBACK
           ---------------              ----------    ---------------    --------------    ----------    --------------

                                                                         PRIMARY TELEX     ALTERNATE        ALTERNATE
           ALTERNATE NAME/                            PRIMARY TELEFAX      NUMBER AND       TELEFAX       TELEX NUMBER
            TELEPHONE NO.               DEPARTMENT        NUMBER           ANSWERBACK        NUMBER      AND ANSWERBACK
           ---------------              ----------    ---------------    --------------    ----------    ---------------

IF AT ANY TIME ANY OF THE ABOVE INFORMATION CHANGES, PLEASE ADVISE.

Publicity:                 Under what name would you prefer your institution to
                           appear in any future advertisements?
Movement of Funds:         TO US:      Wire Fed Funds to:
                                       Texas Commerce Bank National Association
                                       ABA # 113000609
                                       For account number #
                                       Attention: Loan Syndication Services/Gale
                                                  Manning
                                       Reference:
                           TO YOU:     Wire Fed Funds to:
                                       Name:
                                       ABA #:
                                       For Credit To:
                                       Attention:
                                       Reference:

Other:

                                       2

                                                                   EXHIBIT 1.01B

                           BORROWING BASE CERTIFICATE

     Reference is made to the Credit Agreement dated as of July 1, 1996 (as may be amended from time to time, the "CREDIT AGREEMENT") among TPC Finance Corp. to be merged into Texas Petrochemicals Corporation (collectively as the "COMPANY"), the lenders party thereto, and Texas Commerce Bank National Association, as agent for such lenders. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in
the Credit Agreement. The undersigned, being the                   of the
Company, does hereby certify, to be best of his/her knowledge, as follows:

                          BORROWING BASE CALCULATIONS
                        AS OF                   , 19

1.  Receivables:                           $
    LESS (each as specifically defined in
      the definition of "Eligible
      Assets"):
         Receivables more than 60 days
           past due
         Receivables not from sale of
           Inventory
         Sale is not legally binding
         No legal title to Receivable or
           not subject to Lien
         Receivables evidenced by note,
           chattel paper or instrument
         Receivables subject to
           setoff/dispute
         Receivables not payable in $ in
           US
         Receivables in excess of 10%
           from single account debtor(1)
         Receivables due from account
           debtor located outside U.S.
           and not backed by acceptable
           letter of credit
         Receivables from an account
           debtor subject to an
           insolvency proceedings
         Receivables from account debtor
           not acceptable to Agent
         Other
    Eligible Accounts
    Eligible Accounts X 85%                                $
2.  Inventory:
    LESS:
         Inventory located outside US
         Inventory shipped or on
           consignment
         Inventory subject to dispute
         Allowances, Reserves or
           non-complying with applicable
           legal requirements
         Subject to negotiable document
           of title
         Inventory not saleable
         Inventory subject to others'
           liens
         Other
    Eligible Inventory

- ------------------------

  (1) Other than an account debtor on Exhibit 1.01C; provided that if account debtor is rated at least BBB+ or the equivalent thereof by Standard & Poor's Ratings Group, then such Receivable together with all other Receivables due from such account debtor does not comprise more than 25% of the aggregate Receivables of the Company and its Subsidiaries.

                                       3

    Eligible Inventory X 65%
      (Not to exceed 50% of Line 3)
3.  Total Borrowing Base
      (sum of lines 1 and 2)
4.  Total Obligations:
         Revolving Credit Advances
         Swing Line Advances
         Letter of Credit Obligations
5.  Excess (Deficiency) of Borrowing Base
      (Line 3 minus Line 4)
6.  Availability ($40,000,000.00 minus
      Line 5)                                              $

     IN WITNESS WHEREOF, the Company has caused this certificate to be executed
this          day of                   , 199    by a Responsible Officer.

                                          Texas Petrochemicals Corporation,
                                          as successor by merger to TPC Finance
                                          Corp.

                                          By:

                                          Name:

                                          Title:

                                                                   EXHIBIT 1.01C

ACCOUNT DEBTOR RECEIVABLES CONCENTRATION

Goodyear Tire & Rubber & Rubber Co.

Bayer Rubber Corp. (Canada)/Bayer Corp.

Firestone Synthetic Rubber & Latex Company, Div. of

Bridgestone/Firestone, Inc.

Lyondell Petrochemical Company

The Lubrizol Corporation

Dow Chemical Company

Union Carbide Chemicals and Plastics Company, Inc.

E.I. Dupont de Nemours & Company

Mobil Chemical Company

Schenectady International, Inc.

American Synthetic Rubber Corporation

Novacor Chemicals, Ltd.

Eastman Chemical Company

Citgo Petroleum Corporation

Rohm and Haas Company

Amoco Gas Company

Phillips Petroleum Corporation

Texaco Chemical, Inc.


                                                                    EXHIBIT 2.04

                                    FORM OF
                               NOTICE OF ADVANCE

                                     [Date]

Texas Commerce Bank National
Association, as Agent
for the Lenders parties to the
Credit Agreement referred to below
1111 Fannin Street
Houston, Texas 77002

     Attention:

     Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of July 1, 1996 (the "CREDIT AGREEMENT"), among TPC Finance Corp. to be merged into Texas Petrochemicals Corporation (collectively as the "COMPANY"), certain other lenders that are party thereto, and Texas Commerce Bank National Association, as Agent for such lenders. All capitalized terms used herein and not otherwise defined that are defined in the Credit Agreement shall have the meanings as defined in the Credit Agreement.

     The Company, hereby requests an Advance under the Credit Agreement and in that connection sets forth below the information relating to such Borrowing (the "PROPOSED BORROWING") as required by Section 2.01 of the Credit Agreement:

         Aggregate Principal Amount of
(a)      Proposed Borrowing(1)                  $
         Borrowing Date of Proposed
(b)      Borrowing(2)                           $
         Type of Advances to comprise the
(c)      Proposed Borrowing(3)                  $
         Interest Period and last day
(d)      thereof(4)                             $
         Availability for Revolving Credit
(e)      Loan:
         (i)  Borrowing Base Certificate dated  $
         (ii)  Aggregate Revolving Credit
         Loans outstanding (including
         outstanding Swing Line Loans and
               Letter of Credit Outstandings)   $
         (iii)  Borrowing Base Availability
         (Line (i) minus Line (ii))             $
         (iv)  Unused Availability (Lesser of
         (a) $40,000,000.00 minus Line (ii);
         or (b) Line (iii))                     $

     By each of the delivery of this Notice of Advance and the acceptance of any or all of the Advances made by the Lenders in response to this Notice of Advance, the Company shall be deemed to have represented and warranted that the conditions to lending specified in Article V of the Credit Agreement have been satisfied with respect to the Proposed Borrowing.

                                            Very truly yours,

                                            Texas Petrochemicals Corporation

                                            By:
                                            Name:
                                            Title:

- ----------------------
(1) Not less than $2,000,000.00 and in integral multiples of $100,000.00 for LIBOR Rate Advances; not less than $1,000,000.00 and in integral multiples of $100,000.00 for Alternate Base Rate Advances.

(2) Must be a Business Day.

(3) Alternate Base Rate Advance or LIBOR Rate Advance.

(4) Applicable to LIBOR Rate Advance, which shall be for one, two, three or six months duration and shall end not later than the Revolving Credit Maturity Date.

                                                                   EXHIBIT 2.05A

                                    FORM OF
                             REVOLVING CREDIT NOTE

$

     FOR VALUE RECEIVED, the undersigned, TPC FINANCE CORP., a Texas corporation to be merged on the Effective Date into TEXAS PETROCHEMICALS CORPORATION, a Texas corporation and successor by merger to TPC Finance Corp. (the
"COMPANY"), HEREBY PROMISES TO PAY to the order of                   (the
"LENDER"), the lesser of                   and No/100 DOLLARS ($      ) or so
much thereof as may be advanced under the Credit Agreement by the Lender and outstanding on the Revolving Credit Maturity Date as defined in that certain Credit Agreement dated as of July 1, 1996 (as may be amended or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Company, the Lender, certain other lenders that are party thereto, and Texas Commerce Bank National Association, as Agent for the Lender and such other lenders. All capitalized terms used herein and not otherwise defined that are defined in the Credit Agreement shall have the meanings as defined in the Credit Agreement.

     The Company promises to pay interest on the unpaid principal amount of this Revolving Credit Note ("NOTE") outstanding from time to time from the date hereof until such principal amount is paid in full, at such interest rates as are specified in the Credit Agreement. Both principal and interest are payable in same day funds in lawful money of the United States of America to Texas Commerce Bank National Association, as Agent, at 712 Main Street, Houston, Texas, or at such other place as the Agent shall designate in writing to the Company.

     This Note is one of the Revolving Credit Notes referred to in, and the Note and all provisions herein are entitled to the benefits of, the Credit Agreement. The obligations of the Company hereunder are secured by the Security Documents. The Credit Agreement, among other things, (a) provides for the making of advances by the Lender and other lenders to the Company from time to time, and
(b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and for limitations on the amount of interest paid such that no provision of the Credit Agreement or this Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate.

     The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, intent to accelerate, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity; provided nothing in this paragraph shall constitute a waiver of the notice required under SECTION 9.01 of the Credit Agreement.

     This Note shall be governed by and construed under the laws of the State of Texas and the applicable laws of the United States of America.

                                          TPC FINANCE CORP.

                                          By:
                                          Name:
                                          Title:

                                          TEXAS PETROCHEMICALS CORPORATION,
                                          successor by merger to TPC Finance
                                          Corp.

                                          By:
                                          Name:
                                          Title:

                                       8

                                                                   EXHIBIT 2.05B

                                    FORM OF
                                  TERM NOTE A

$

     FOR VALUE RECEIVED, the undersigned, TPC FINANCE CORP., a Texas corporation to be merged on the Effective Date into TEXAS PETROCHEMICALS CORPORATION, a Texas corporation and successor in interest to TPC Finance Corp. (the
"COMPANY"), HEREBY PROMISES TO PAY to the order of                   (the
"LENDER"), the lesser of                   and No/100 DOLLARS ($      ) or so
much thereof as may be advanced under the Credit Agreement by the Lender and outstanding on the Term Loan A Maturity Date as defined in that certain Credit Agreement dated as of July 1, 1996 (as may be amended or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Company, the Lender, certain other lenders that are party thereto, and Texas Commerce Bank National Association, as Agent for the Lender and such other lenders. All capitalized terms used herein and not otherwise defined that are defined in the Credit Agreement shall have the meanings as defined in the Credit Agreement.

     The Company promises to pay interest on the unpaid principal amount of this Term Note A ("NOTE") outstanding from time to time from the date hereof until such principal amount is paid in full, at such interest rates as are specified in the Credit Agreement. Both principal and interest are payable in same day funds in lawful money of the United States of America to the Agent at 712 Main Street, Houston, Texas, or at such other place as the Agent shall designate in writing to the Company.

     This Note is one of the Term Notes A referred to in, and this Note and all provisions herein are entitled to the benefits of, the Credit Agreement. The obligations of the Company hereunder are secured by the Security Documents. The Credit Agreement, among other things, (a) provides for the making of loans by the Lender and other lenders to the Company from time to time, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and for limitations on the amount of interest paid such that no provision of the Credit Agreement or this Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate.

     The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, intent to accelerate, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity; provided nothing in this paragraph shall constitute a waiver of the notice required under SECTION 9.02 of the Credit Agreement.

     This Note shall be governed by and construed under the laws of the State of Texas and the applicable laws of the United States of America.

                                          TPC FINANCE CORP.

                                          By:
                                          Name:
                                          Title:

                                          TEXAS PETROCHEMICALS CORPORATION,
                                          successor in interest to TPC Finance
                                          Corp.

                                          By:
                                          Name:
                                          Title:


                                                                   EXHIBIT 2.05C

                                    FORM OF
                                  TERM NOTE B

$

     FOR VALUE RECEIVED, the undersigned, TPC FINANCE CORP., a Texas corporation to be merged on the Effective Date into TEXAS PETROCHEMICALS CORPORATION, a Texas corporation and successor by merger to TPC Finance Corp. (the
"COMPANY"), HEREBY PROMISES TO PAY to the order of                   (the
"LENDER"), the lesser of                   and No/100 DOLLARS ($      ) or so
much thereof as may be advanced under the Credit Agreement by the Lender and outstanding on the Term Loan B Maturity Date as defined in that certain Credit Agreement dated as of July 1, 1996 (as may be amended or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Company, the Lender, certain other lenders that are party thereto, and Texas Commerce Bank National Association, as Agent for the Lender and such other lenders. All capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Credit Agreement.

     The Company promises to pay interest on the unpaid principal amount of this Term Note B ("NOTE") outstanding from time to time from the date hereof until such principal amount is paid in full, at such interest rates as are specified in the Credit Agreement. Both principal and interest are payable in same day funds in lawful money of the United States of America to the Agent at 712 Main Street, Houston, Texas, or at such other place as the Agent shall designate in writing to the Company.

     This Note is one of the Term Notes B referred to in, and this Note and all provisions herein are entitled to the benefits of, the Credit Agreement. The obligations of the Company hereunder are secured by the Security Documents. The Credit Agreement, among other things, (a) provides for the making of loans by the Lender and other lenders to the Company from time to time, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and for limitations on the amount of interest paid such that no provision of the Credit Agreement or this Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate.

     The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, intent to accelerate, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity; provided nothing in this paragraph shall constitute a waiver of the notice required under SECTION 9.02 of the Credit Agreement.

     This Note shall be governed by and construed under the laws of the State of Texas and the applicable laws of the United States of America.

                                          TPC FINANCE CORP.

                                          By:
                                          Name:
                                          Title:

                                          TEXAS PETROCHEMICALS CORPORATION,
                                          successor by merger to TPC Finance
                                          Corp.

                                          By:
                                          Name:
                                          Title:

                                                                   EXHIBIT 2.05D

                                    FORM OF
                                   ESOP NOTE

$

     FOR VALUE RECEIVED, the undersigned, TPC FINANCE CORP., a Texas corporation to be merged on the Effective Date into TEXAS PETROCHEMICALS CORPORATION, a Texas corporation and successor by merger to TPC Finance Corp. (the
"COMPANY"), HEREBY PROMISES TO PAY to the order of                   (the
"LENDER"), the lesser of                   and No/100 DOLLARS ($      ) or so
much thereof as may be advanced under the Credit Agreement by the Lender and outstanding on the ESOP Loan Maturity Date as defined in that certain Credit Agreement dated as of July 1, 1996 (as may be amended or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Company, the Lender, certain other lenders that are party thereto, and Texas Commerce Bank National Association, as Agent for the Lender and such other lenders. All capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Credit Agreement.

     The Company promises to pay interest on the unpaid principal amount of this ESOP Note ("NOTE") outstanding from time to time from the date hereof until such principal amount is paid in full, at such interest rates as are specified in the Credit Agreement. Both principal and interest are payable in same day funds in lawful money of the United States of America to the Agent at 712 Main Street, Houston, Texas, or at such other place as the Agent shall designate in writing to the Company.

     This Note is one of the ESOP Notes referred to in, and this Note and all provisions herein are entitled to the benefits of, the Credit Agreement. The obligations of the Company hereunder are secured by the Security Documents. The Credit Agreement, among other things, (a) provides for the making of loans by the Lender and other lenders to the Company from time to time, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and for limitations on the amount of interest paid such that no provision of the Credit Agreement or this Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate.

     The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, intent to accelerate, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity; providing nothing in this paragraph shall constitute a waiver of the notice required under SECTION 9.02 of the Credit Agreement.

     This Note shall be governed by and construed under the laws of the State of Texas and the applicable laws of the United States of America.

                                          TPC FINANCE CORP.

                                          By:
                                          Name:
                                          Title:
                                          TEXAS PETROCHEMICALS CORPORATION,
                                          successor by merger to TPC Finance
                                          Corp.

                                          By:
                                          Name:
                                          Title:


                                                                   EXHIBIT 2.05E

                                    FORM OF
                                SWING LINE NOTE

$5,000,000.00

     FOR VALUE RECEIVED, the undersigned, TPC FINANCE CORP., a Texas corporation to be merged on the Effective Date into TEXAS PETROCHEMICALS CORPORATION, a Texas corporation and successor by merger to TPC Finance Corp. (the
"COMPANY"), HEREBY PROMISES TO PAY to the order of TEXAS COMMERCE BANK
NATIONAL ASSOCIATION (the "LENDER"), the lesser of FIVE MILLION and No/100 DOLLARS ($5,000,000.00) or so much thereof as may be advanced under the Credit Agreement by the Lender and outstanding on the Revolving Credit Maturity Date as defined in that certain Credit Agreement dated as of July 1, 1996 (as may be amended or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Company, the Lender, certain other lenders that are party thereto, and Texas Commerce Bank National Association, as Agent for the Lender and such other lenders. All capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Credit Agreement.

     The Company promises to pay interest on the unpaid principal amount of this Swing Line Note ("NOTE") outstanding from time to time from the date hereof until such principal amount is paid in full, at such interest rates as are specified in the Credit Agreement. Both principal and interest are payable in same day funds in lawful money of the United States of America to Texas Commerce Bank National Association, as Agent at 712 Main Street, Houston, Texas, or at such other place as the Agent shall deignate in writing to the Company.

     This Note is the Swing Line Note referred to in, and the Note and all provisions herein are entitled to the benefits of, the Credit Agreement. The obligations of the Company hereunder are secured by the Security Documents. The Credit Agreement, among other things, (a) provides for the making of loans by the Lender and other lenders to the Company from time to time, and (b) contains provisions for acceleratin of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and for limitations on the amount of interest paid such that no provision of the Credit Agreement or this Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate.

     The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, intent to accelerate, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity; provided nothing in this paragraph shall constitute a waiver of the notice required under SECTION 9.02 of the Credit Agreement.

     This Note shall be governed by and construed under the laws of the State of Texas and the applicable laws of the United States of America.

                                          TPC FINANCE CORP.

                                          By:
                                          Name:
                                          Title:
                                          TEXAS PETROCHEMICALS CORPORATION,
                                          successor by merger to TPC Finance
                                          Corp.

                                          By:
                                          Name:
                                          Title:


                                                                    EXHIBIT 3.02

                                    FORM OF
                            LETTER OF CREDIT REQUEST

Address to Issuing Bank

Attention:

Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of July 1, 1996 (as amended from time to time, the "CREDIT AGREEMENT") among TPC Finance Corp. to be merged into Texas Petrochemicals Corporation (collectively as the "COMPANY"), the lenders party thereto, and Texas Commerce Bank National Association, as agent for such lenders. Capitalized terms used herein not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The Company hereby requests the issuance of a Letter of Credit under the Credit Agreement, and in that connection sets forth below the information relating to such Letter of Credit ("PROPOSED LETTER OF CREDIT") as required by
Section 3.02 of the Credit Agreement. The Proposed Letter of Credit must be issued:

     (a) on or before                         , 19   [1]

     (b) for the benefit of

     (c) in the amount of $

     (d) having an expiry date of                         , 19   [2]

     (e) subject to the conditions set forth in the Application for Letter of Credit submitted herewith.

     The Company hereby refers to Letter of Credit Number          (the
"EXPIRING LETTER OF CREDIT") which has an existing expiry date of
                        . The Company hereby requests that the expiry date of
the Expiring Letter of Credit be extended to                         .

- ------------------------

     [1] Must be not less than five (5) Business Days after notice is given to the Issuing Bank.

     [2] Must be not later than the Revolving Credit Maturity Date.

     The Company hereby certifies that after giving effect to the [issuance of the Proposed Letter of Credit] or [the extension of the Expiring Letter of Credit] (a) the maximum amount outstanding under all Letters of Credit does not
exceed $                        and (b) the sum of the Letter of Credit
Obligations PLUS all Advances under the Revolving Credit Notes and the Swing Line Note does not exceed $40,000,000.00. The Company hereby certifies that on the date hereof all applicable conditions to the issuance of the Proposed Letter of Credit set forth in ARTICLE V of the Credit Agreement have been satisfied and that the Proposed Letter of Credit complies with the terms of the Credit Agreement, and upon the issuance of the Proposed Letter of Credit, the Company will be deemed to have recertified the foregoing on such issuance date.

                                          Sincerely,

                                          Texas Petrochemicals Corporation

                                          By:
                                          Name:
                                          Title:

                                       2
                                                                   EXHIBIT 11.10

                       FORM OF ASSIGNMENT AND ACCEPTANCE

                       DATED                         , 19

     Reference is made to the Credit Agreement dated as of July 1, 1996 (as amended from time to time, the "CREDIT AGREEMENT"), among TPC Finance Corp to be merged into Texas Petrochemicals Corporation, the lenders party thereto, and Texas Commerce Bank National Association, as agent for such lenders. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

                                (the "ASSIGNOR") and
(the "ASSIGNEE") agree as follows:

     1. (a) The Assignor hereby sells and assigns to the Assignee (without recourse to the Assignor), and the Assignee hereby purchases and assumes from
the Assignor, a       % interest (the "PERCENTAGE INTEREST") in and to all the
Assignor's rights and obligations under the Credit Agreement as of the Assignment Date (as defined below), including, without limitation, (i) the Percentage Interest in the Commitment of the Assignor on the Assignment Date,
(ii) the Percentage Interest in all reimbursement obligations (net of participations therein purchased by other Lenders pursuant to the Credit Agreement) in respect of the Letters of Credit either issued by the Assignor or in which the Assignor has purchased participations pursuant to the Credit Agreement, (iii) the Percentate Interest in the Revolving Credit Loans, the Term Loan A, Term Loan B, and the ESOP Loan owing to the Assignor outstanding on the Assignment Date, (iv) the Percentage Interest in all unpaid interest with respect to such Loans and all commitment fees and letter of credit fees accrued to the Assignment Date and (v) the Percentage Interest in the Revolving Credit Notes, the Term Note A, Term Note B and the ESOP Note held by the Assignor.

     (b) In furtherance of the foregoing, (i) to the extent the Assignor is the Issuing Bank, the Assignee hereby purchases a participation, in the proportion of the Percentage Interest, in all reimbursement obligations (net of participations therein purchased by other Lenders pursuant to the Credit Agreement) in respect of Letters of Credit upon the terms and conditions set forth in SECTION 3.03 of the Credit Agreement, with the same effect as if the Assignee had been a lender, and had purchased such participation, on the issuance date or dates of each Letter of Credit and (ii) to the extent the Assignor is not the Issuing Bank and has purchased participations in reimbursement obligations in respect of the Letters of Credit issued by the Issuing Bank, the Assignee hereby purchases a portion of such participations (net of portions thereof purchased by other Lenders pursuant to the Credit Agreement), in the proportion of the Percentage Interest, upon the terms and conditions set forth in SECTION 3.03 of the Credit Agreement, with the same effect as if the Assignee had been a Lender, and had directly purchased participations equal to such portions, on the issuance date or dates of each Letter of Credit.

     2. The Assignor (a) represents that as of the date hereof, (i) its Revolving Credit Commitment, Term Loan A Commitment, Term Loan B Commitment, and ESOP Loan Commitment (without giving effect to assignments thereof which have not yet become effective) is $ , $ and $ , respectively, and the outstanding balance of its Revolving Credit Loans, Term Loan A, Term Loan B, and ESOP Loan (unreduced by any assignments thereof which have not yet become effective) are $ , $ , $ and $ , respectively[1.], (ii) the amount of the reimbursement obligations (net of participations therein purchased by other Lenders pursuant to the Credit Agreement) in respect of the Letters of Credit issued by the Assignor as the Issuing Bank is $ [.2] (iii) the amount of the participations in reimbursement obligations in respect of the Letters of Credit issued by a Lender other than Assignor purchased by the Assignor (net of portions thereof purchased by other Lenders pursuant to the Credit Agreement) pursuant to the terms of the Credit Agreement is $ ; and (iv) the assignment to Assignee effected hereunder complies with all requirements imposed hereon under the Loan Documents; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim known to the Assignor;
(c) makes no representation or warranty and assumes no responsbility with respect to the financial condition of the Company or any Subsidiary of the Company or the performance or observance by the Company or any Subsidiary of the Company of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (d) attaches the Revolving Credit Note, Term Note A, Term Note B and ESOP Note issued to Assignor and requests that the Agent exchange such Notes for a new Revolving Credit Note, a new Term Note A, new Term Note B, and a new ESOP Note executed, in each instance, by the borrower and payable to the Assignee in a principal amount equal to $ , $ , $ and $ , respectively [and a new Revolving Credit Note, a new Term Note A, new Term Note B, and a new ESOP Note executed by the Borrower and payable to the Assignor in a principal amount equal to $ , $ , $ and $ , respectively)].

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 (a) and (b) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(c) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit
- ----------------------
     (1) If the Assignor is an Issuing Bank, clause (ii) should be included.

     (2) If the Assignor is NOT an Issuing Bank, clause (iii) should be included.

                                       2

Agreement; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) agrees that it will be bound by and will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (g) agrees that it will comply with Section 11.11 of the Credit Agreement with respect to information complying with that provision furnished to it by the Company or the Assignor (other than information generally available to the public or otherwise available to the Assignor on a nonconfidential basis); (h) attaches hereto a completed Administrative Questionnaire[; and (i) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty].(3)

     4. The effective date for this Assignment and Acceptance shall be (the "ASSIGNMENT DATE"), subject to (a) the due execution, acceptance and recording set forth in the following sentence and (b) the receipt by the Assignor of payment evidencing Assignee's purchase provided in Section 1 hereof.(4) Following the execution of this Assignment and Acceptance, it will be delivered to the Agent and the Company for acceptance, and recording by the Agent pursuant to Section 11.10 (c) of the Credit Agreement.

     5. Upon such acceptance and recording, from and after the Assignment Date,
(a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     6. Notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower shall not be required to reimburse the Agent, the Assignor or the Assignee for any costs and expenses (including attorneys' fees) incurred by such Person in connection with this Assignment and Acceptance.

     7. Upon such acceptance and recording, from and after the Assignment Date, the Agent and the Company may rely upon this Assignment and Acceptance and the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate
- --------------------
     (3) If the Assignee is organized under the laws of a jurisdiction outside the United States.

     (4) See SECTION 11.01. Such date shall be at least five Business Days after the execution of this Assignment and Acceptance and delivery thereof to the Agent, unless otherwise agreed by the Assignor, the Assignee and the Agent.

                                       3

adjustments in payments for periods prior to the Assignment Date by the Agent or with respect to the making of this assignment directly between themselves.

     8. This Assignment and Acceptance shall be deemed to be a contractual obligation under, and shall be governed by, and construed in accordance with, the laws of the State of Texas and the applicable laws of the United States of America.

                                            [NAME OF ASSIGNOR]

                                            By:

                                            Name:

                                            Title:

                                            [NAME OF ASSIGNEE]

                                            By:

                                            Name:

                                            Title:

Accepted this   day

of            , 19

TEXAS COMMERCE BANK NATIONAL ASSOCIATION,

as Agent

By:

Name:

Title:

Accepted this   day

of            , 19

Texas Petrochemicals Corporation

By:

Name:

Title:

                                       4

                                 SCHEDULE 1.01

                                  Other Assets

     1. Hawker Siddeley twin engine airplane, Model 125-600A, Serial #256070, registration number N411TP.

     2.  Lots 11, 12, 13, 14, 15, 16, 17, 18, 19, and 20, Block 133, of the
         original City of Ennis; address -- 206 North Kaufman, Ennis, Texas; leased to Lawrence Funeral Home, Inc., pursuant to a Lease dated October 1, 1989.

     3. .4547 acres at 14543 Memorial Drive, Houston, Texas leased to Ashford-Memorial Pizza Inn, Inc., as Lessee, pursuant to an unrecorded lease dated December 1, 1993, on which operates a Pizza Inn Restaurant.

     4. 30,007 acres of unimproved property located at Highway 6 and Briarforest in Houston, Harris County, Texas.

     5. 8.8962 acres of unimproved property located on Richmond and West Hollow Drive (the West Hollow Property), Houston, Harris County, Texas.

     6. 2.9613 acres at 8705-8707 Katy Freeway, Houston, Harris County, Texas a.k.a. Hedwig Office Park with one 1-story, one 3-story, and 1 4-story office building.

     7. 4.14560 acre of tract of land at Highway 288 and South MacGregor Drive, Houston, Harris County, Texas. The property has frontage on Camden Drive and Gehring Drive in Houston.

                                 SCHEDULE 6.04

               Conflicting or Adverse Agreements or Restrictions

                                      None

                                 SCHEDULE 6.05

                         Owned and Leased Real Property

            LESSOR/OWNER                              LESSEE                 ADDRESS
               Company                           Ashford-Memorial            14543 Memorial Drive
                                                 Pizza Inn, Inc.             Houston, Texas
               Company                                 None                  Unimproved 30.007 acres at
                                                                             Highway 6, Houston, Texas
               Company                                 None                  Unimproved 8.8962 acres at Richmond
                                                                             Avenue and the northeast corner of
                                                                             West Hollow, Houston, Texas
               Company                     Lawrence Funeral Home, Inc.       206 N. Kaufman
                                                                             Ennis, Texas
               Company                               Various                 8705-8707 Katy Freeway
                                             (see attached Rent Roll)        Houston, Texas
               Company                                 None                  Unimproved 4.1560 acres at Highway
                                                                             288 and South MacGregor Drive,
                                                                             Houston, Texas
               Company                                 None                  4604 Baker Road
                                                                             Baytown, Texas 77521
               Company                                 None                  Houston Plant
                                                                             8600 Park Place Boulevard
                                                                             Houston, Texas 77017
            Fred Vincent                               TBCC                  3524 Cities Service Highway
                                                                             Westlake, Louisiana 70669
               Company                                 None                  Pipeline
                                                                             Harris and Galveston
                                                                             Counties, Texas

                               HEDWIG OFFICE PARK
RENT ROLL FOR 8705        8705 KATY FREEWAY, SUITE 302A                  4/30/96
                              HOUSTON, TEXAS 77024
                                 (713) 464-9087

               TENANT                   SUITE NO.    S.F. (NRA)       RENT        DEPOSIT         LEASE TERMS
- -------------------------------------   ---------    -----------   -----------  -----------   --------------------
FIRST FLOOR (116%)
Scholastic Learning Center, Inc.            102         1,392      $  1,183.00  $  1,183.00   12/1/95 to 11/30/96
TOC Storage                                 103           395
Vic Kormeier (Storage)                      103A          144            50.00      N/A          Month to Month
Watts & Company                             104         3,509      $  2,807.00  $  2,807.00   11/1/95 to 10/31/96
Robert B. Hinsley, P.C.                     105         1,577      $  1,261.00  $  1,261.00   11/1/95 to 10/31/97

SECOND FLOOR (111.5%)
David Davenport                             200           665      $    532.00  $    532.00    4/14/96 to 4/30/97
Luro C. Taylor & Alex Deal                  201           960      $    768.00  $    768.00   12/1/95 to 11/30/96
Bill Robbins                                202           537      $    430.00  $    430.00    6/1/95 to 5/31/96
                                            203           588
Global Translation Services                 204         1,521      $  1,293.00  $  1,293.00     5/1/96 - 4/30/98
Vic Kormeier (Storage)                      205           432      $    200.00                   Month to Month
John G. Dickerson                           206           441      $    375.00  $    375.00    1/1/96 to 12/31/97
Video Communication Production              207           416      $    332.80  $    332.80     6/8/95 to 6/7/96
Peter Dailey and Associates                 208         1,017      $    800.00  $    800.00    1/1/96 to 12/31/96
Travel Desk                                 210           678      $    576.00  $    576.00    1/1/96 to 12/31/96

                               HEDWIG OFFICE PARK
RENT ROLL FOR 8705        8705 KATY FREEWAY, SUITE 302A                  4/30/96
                              HOUSTON, TEXAS 77024
                                 (713) 464-9087


               TENANT                   SUITE NO.    S.F. (NRA)       RENT        DEPOSIT         LEASE TERMS
- -------------------------------------   ---------    -----------   -----------  -----------   --------------------
THIRD FLOOR (116%)
Plant & Machinery                           300         4,977      $  3,981.00  $  3,981.00    2/1/96 to 12/31/97
Management Office                           302A          946
Farrington Temporary Services, Inc.         304           811      $    689.00  $    689.00    1/1/96 to 12/31/97
George Brown & Company                      306           389      $    330.00  $    330.00    6/15/91 to 6/16/96

FOURTH FLOOR (112%)
Kormeier & Walters
(Val/Kor Intn'l Inc.)                       400         2,047      $  1,637.60  $  1,637.60    10/1/93 to 9/30/00
Creole Compression                          401           600      $    555.00      N/A          Month to Month
Ka-Tex Constructors, Inc.                   402           492      $    390.00      N/A        1/1/96 to 12/31/96
J.L. Sleeper Jr.                            403           386      $    308.80  $    308.80     5/1/96 - 4/30/97
Swalm Foundation                            405         1,291
Beverly Twaddell                            406           647      $    517.60  $    517.60    10/1/94 to 10/1/00
Claremont Management Group, Inc.            408         1,391      $  1,182.00      N/A          Month to Month

                               HEDWIG OFFICE PARK
RENT ROLL FOR 8705        8705 KATY FREEWAY, SUITE 302A             DATE 4/30/96
                              HOUSTON, TEXAS 77024
                                 (713) 464-9087

               TENANT                 SUITE NO.    S.F. (NRA)       RENT        DEPOSIT          LEASE TERMS
- ------------------------------------- ---------    -----------   -----------  -----------   ---------------------
FIRST FLOOR (112%)
Hunt & Associates                         100         4,726      $  3,780.00  $  3,780.00     6/1/93 to 6/1/96
Michael Sopher Ins. Agengy                101           580      $    464.00  $    464.00    7/15/93 to 7/14/96
Credit Services of Houston                102           601      $    510.85  $    510.85     5/1/96 to 4/30/97
TOC Storage                               104           602
Sword Petroleum Exploration               105         1,071      $    910.35  $    910.35    1/31/96 to 3/31/97
Terry Blackburn Photography               103           485      $    412.00  $    412.00     4/1/96 to 3/31/97

SECOND FLOOR (109.6%)
TOC/TPC Offices                           200         2,464
Intercoastal Energy, Inc.                 203           730      $    584.00  $    584.00    1/1/96 to 12/31/96
Petrophysics, Inc.                        206         1,302      $  1,041.00  $  1,041.00     6/1/95 to 5/31/97
Universe Technical Translation, Inc.      208         2,652      $  2,121.60  $  2,121.60   10/15/94 to 10/14/99
Anne Bohnn                                204           347      $    315.00      N/A          Month to Month

THIRD FLOOR (108.1%)
TOC/TPC Offices                           300         8,313

ANNEX
Terry Blackburn Photography             Annex         1,905      $  1,210.00  $  1,210.00    1/31/96 to 1/31/97

                               HEDWIG OFFICE PARK
RENT ROLL FOR 8707        8705 KATY FREEWAY, SUITE 302A             DATE 4/30/96
                              HOUSTON, TEXAS 77024
                                 (713) 464-9087

               TENANT                  SUITE NO.    S.F. (NRA)      RENT       DEPOSIT        LEASE TERMS
- -------------------------------------  ---------    ----------   -----------   -------    --------------------
ASHFORD MEMORIAL PIZZA INN, INC.       Pizza Inn       2,883     $  1,750.00     --       12/1/93 to 10/31/98

                                 SCHEDULE 6.06
                                  Proceedings

     1. The Company is contesting in good faith the taxes in the matter of Hearing No. 35,082 where the Comptroller of Public Accounts of the State of Texas is alleging claim for taxes in the amount of $606,943.05 as of May 11, 1995, plus accrued interest in the amount of $92.24 per day.

     2. See attached.

     3. See Schedule 6.12.

              LIST OF OUTSTANDING PENDING OR THREATENED LITIGATION

     The following is a list of outstanding pending litigation, as of May 14, 1996, against Texas Olefins Company ("TOC"):

     1. PAULA JEAN BOUDREAUX ET AL. V. TEXAS CHEMICAL COMPANY, ET AL.; No. B 141,684, 60th Judicial District Court of Jefferson County, Texas;

     2. MARGARET KATHERINE FULLER ET AL. V. EXXON CORPORATION, ET AL.; No. A 145,539, 58th Judicial District Court of Jefferson County, Texas;

     3. KURT GUILBEAUX ET AL. V. TEXACO CHEMICAL COMPANY ET AL.; No. B 149,581, 60th Judicial District Court of Jefferson County, Texas;

     4. THOMAS AND JULIA DUCOTE V. AMOCO CHEMICAL COMPANY, ET AL.; No. 150,406, 60th Judicial District Court of Jefferson County, Texas;

     5. VAN LARRY REED ET AL. V. FINA OIL & CHEMICAL COMPANY; No. B 152,671, 60th Judicial District Court of Jefferson County, Texas;

     6. ROBERT J. PROVOST ET AL. V. AMOCO CORPORATION ET AL.; No. B 154,096, 60th Judicial District of Jefferson County, Texas; and

     7. BOBBY JOE CHERRY ET UX V. AMERICAN MINERAL SPIRITS COMPANY ET AL.; No. E 154,089, 172nd Judicial District Court of Jefferson County, Texas.

     The following is a list of outstanding pending litigation, as of May 14, 1996, against Texas Petrochemicals Corporation ("TPC"):

     1. STANLEY ABBOTT SR. AND JOYCE ABBOTT ET AL. V. OWENS CORNING FIBERGLASS CORPORATION; No. 95,039743, 152nd Judicial District Court of Harris County, Texas;

     2. IRENE E. LOPEZ ET AL. V. E.I.DuPONT De NEMOURS AND COMPANY ET AL.; No. D-152,200, 136th Judicial District Court of Jefferson County, Texas;

     3. WIRT A. MCMULLAN V. TEXAS PETROCHEMICALS CORPORATION; No. 94CV0728, 122nd Judicial District Court of Galveston County, Texas;

     4. JAMES MOUTON ET UX V. TEXACO CHEMICAL COMPANY ET AL.; No. D 150,058, 136th Judicial District Court of Jefferson County, Texas;

     5. JERRY SMITH ET UX V. TEXACO CHEMICAL COMPANY ET AL.; No. B-145,547, 60th Judicial District Court of Jefferson County, Texas;

     6. PRESTON WOOD ET UX V. MOBIL OIL CORPORATION ET AL.; No. 0960078-C, 260th Judicial District Court of Orange County, Texas;

     7. DANIEL W. BATES ET UX V. TEXACO CHEMICAL COMPANY ET AL.; No. B-154,579, 60th Judicial District Court of Jefferson County, Texas; and

     8. COMPTROLLER OF PUBLIC ACCOUNTS OF THE STATE OF TEXAS RE: TEXAS PETROCHEMICALS CORPORATION, HEARING NO. 35,082.

     The following is a potential claim against Texas Olefins Company ("TOC"):

          Potential claims of minor beneficiaries under the Jennifer Ann Swalm Trust dated July 6, 1972 ("Trust"), which claims have been released by the Trustees and legal guardian and parents of the minor beneficiaries of the Trust.

     The following is a list of threatened litigation, as of May 14, 1996, against Texas Petrochemicals Corporation ("TPC"):

     1. Claims for indemnity from Petro-Texas Chemical Corporation ("Petro-Tex"). On February 4, 1992, counsel for Petro-Tex requested TPC to indemnify Petro-Texas with respect to the following litigation:

        (a) PAULA JEAN BOUDREAUX ET AL. V. TEXAS CHEMICAL COMPANY, ET AL.; No. B141,684, 60th District Court of Jefferson County, Texas.

     2. Claim for indemnity from Petro-Tex to TPC by letter dated May 12, 1993, counsel for Petro-Tex requested TPC to indemnify and provide a defense to Petro-Tex with respect to the following litigation:

        (a) Cause No. B 141,684; PAULA JEAN BOUDREAUX, ET AL, V. TEXACO CHEMICAL COMPANY, ET AL.; in the 60th Judicial District Court of Jefferson County, Texas ("Boudreaux Lawsuit")

        (b) Cause No. D 142,192; NORMAN DENNIS, ET AL. V TEXACO CHEMICAL COMPANY, ET AL.; in the 136th Judicial District Court of Jefferson County, Texas ("Dennis Lawsuit");

        (c) Cause No. D 137,680; DEBORAH JEAN NIGH, ET AL. V. UNION OIL COMPANY, ET AL.; in the 136th Judicial District Court of Jefferson County, Texas ("Nigh Lawsuit");

        (d) Cause No. E 0145,420; LUCY K. BEAVER, ET AL. V. FIRESTONE, ET AL.; in the 172nd Judicial District Court of Jefferson County, Texas ("Beaver lawsuit");

        (e) Cause No. E 141,856; ESTELLE FLEMING, ET AL. V. B.F. GOODRICH, ET AL.; in the 60th Judicial District Court of Jefferson County, Texas ("Fleming Lawsuit"); and

        (f) Cause No. A 145,539; MARGARET J. FULLER, ET AL, V. EXXON, ET AL.; in the 58th Judicial District Court of Jefferson County, Texas ("Fuller Lawsuit").

     3. Claim for indemnity from Tenneco to TPC. On December 9, 1993, counsel for Tenneco requested TPC to indemnify Petro-Tex with respect to the following cases:

        (a) ADAMS, ET AL. V. AMOCO CHEMICAL, ET AL.; No. 93-045837, in the 234th Judicial District Court of Harris County, Texas;

        (b) ALLCORN, ET AL. V. AMOCO CHEMICAL, ET AL.; No. 93-042492, in the 55th Judicial District Court of Harris County, Texas;

        (c) RHODES V. ABBOTT LABORATORIES, ET AL.; No. 93-J-0485-C, in the Judicial District Court of Matagorda County, Texas.

     4. Claim for indemnity from Tenneco to TPC. On April 14, 1994, counsel for Tenneco requested TPC to indemnify Petro-Tex under the purchase agreement between Petro-Tex and TPC dated June 8, 1994.

     5. Claim for indemnity from Tenneco to TPC. On May 12, 1994, counsel for Tenneco again reasserted Petro-Tex's position that TPC was obligated to indemnify Petro-Tex for all claims alleged in the above cases.

     6. Claim for indemnity from Tenneco to TPC. On July 15, 1994, TPC received notice for indemnification from counsel for Tenneco for Malone Service Company -- Environmental Claim.

     Counsel for TPC has repeatedly advised counsel for Tenneco and Petro-Tex that TPC did not assume any of the liabilities for which Petro-Tex was seeking indemnity. Counsel for TPC further advised Petro-Tex that TPC was not obligated to indemnify Petro-Tex in connection with various tort claims arising from the sale of products by Petro-Tex prior to June 21, 1984.

     To the actual knowledge of officers of TPC, no litigation has been initiated by either Tenneco or Petro-Tex for indemnification to Petro-Tex with respect to any of the above claims.

                                 SCHEDULE 6.12

                             Environmental Matters

     1. The No. 1 Dehydro Reactor emits greater than 5 tons per year of carbon monoxide but does not burn at a temperature equal to or greater than 1300 degrees farenheit, in contravention of 30 Tex. Admin. Code Section
         119.2. The installation of a duct burner and new waste heat boiler, to be completed by November 1996, is to correct this concern.

     2. Solid waste construction debris is stored in the construction parking lot without a permit.

     3. The Company's air emissions permit requires a 3 inch vacuum for servicing of inerted vessels at the Company's docks, which vacuum the Company does not have. The Company has submitted an application to amend the permit.

     4. Bayer has been named in a suit against the Washburn Tunnel Facility of the Gulf Coast Waste Disposal Authority (GCWDA) regarding the disposal of various wastes disposed by the GCWDA. The Company also has sent non-hazardous wastes to the Washburn Tunnel Facility.

     5. The Company has received complaints from its neighbors on occasion concerning noise, and has installed a 16-foot earthen noise barrier at the facility's southeast boundary to address those complaints and comply with the City of Houston noise ordinance.

     6. The issues identified in the environmental, health and safety assessment and the database summary of the commercial properties conducted by Pilko & Associates, Inc. and dated, respectively, April 18, 1996 and May 28, 1996.

     7. In February 1996, the EPA issued an order to the Company and Bayer Corporation requiring the companies to resolve the exceedances of their discharge permit limits for copper and total suspended solids that had occurred since 1992. The Company believes that these issues have been resolved by raising the limits in the new discharge permit and by other corrective actions. No penalty was assessed.

     8. Under the terms of the 1984 purchase agreement with Petro-Tex, the prior owner of the Houston facility, Petro-Tex has indemnified the Company for liability arising from off-site disposal of any materials prior to June 1984. Notwithstanding the terms of the indemnity, in July 1994, Petro-Tex filed a claim for indemnity against the Company for any costs that may be attributable to Petro-Tex for the cleanup of the Malone Service Company site in Texas City, Texas, where Petro-Tex and other companies along the Gulf Coast allegedly sent wastes for disposal in the 1970s and early 1980s. It is not known whether the site will require remediation or at what cost. The Company believes that it has meritorious defenses to Petro-Tex's claim and intends to contest the claim vigorously.

     9.  See Schedule 6.06.

                                 SCHEDULE 6.14

                       Domestic and Foreign Subsidiaries

     1. Texas Butylene Chemical Corporation, a Texas corporation and wholly-owned subsidiary of the Company.

     2. The Company owns beneficially and of record, free and clear of all Liens, the sole outstanding limited partnership interest in the Hollywood/Texas Olefins, Ltd., a Texas limited partnership ("Hollywood/Texas Olefins"), representing a 50% interest in Hollywood/Texas Olefins.

     3. The Company owns beneficially and of record, free and clear of all Liens, 2.82% of the shares of Gulf Coast Waste Disposal Authority.

                                 SCHEDULE 7.03

                               Existing Insurance

                             See attached Schedule

                             TEXAS OLEFINS COMPANY
                MASTER PROPERTY & BUSINESS INTERRUPTION PROGRAM
                          SECURITY DIAGRAM -- 1995/96

                                     $345MM
                                       XS
                           $5MM (INSURED'S RETENTION)

             Lloyds of London.....................     8.50%
             SR Intercontinental Business Inc.
               Co.................................     5.00%

             Great Lakes Reinsurance (UK) PLC.....     5.00%
             Asianational Gencell, SPA............     0.50%
             Cpcasifigo Norcsk Skadcforslering....     1.25%
             Gem Insurance Company Limited........     7.00%
                     Total........................    27.25%
             LIMIT: $94,012,500

                                     $340MM
                                       XS
                       $5MM XS $5MM (INSURED'S RETENTION)

             Underwriters Indemnity Co. of N.A.
             thru CKINA...........................     20.00%

             New Hampshire Insurance Company......     10.00%
             Hartford Stearn Boiler Inspection &
             Insurance Company....................     10.00%
             Gem Insurance Company Limited........      3.50%
             Pulcrum Insurance Company............      5.00%
             Assicurazioni Generali, SPA..........      1.00%
             Total................................     49.50%
             LIMIT: $168,300.00

                   $150MM XS $190MM XS $5MM XS $5MM (INSURED'S
                                   RETENTION)

             Nat'l Union Fire Ins. Co. of
               Pittsburgh, PA thru Scmt Tech......      10.00%
             Reliance Insurance Company of
             Illinois.............................       6.50%
             Firemen's Fund Insurance Company.....       4.25%
             Underwriters Indemnity Company.......       2.50%

             Total................................      23.25%
             LIMIT: $34,875,000

                             $190MM XS $9MM XS $5MM
                              (INSURED'S RETENTION)

             Nat'l Union Fire Ltd. Co. of
               Pittsburgh, PA thru Scmt Tech......      10.00
             Reliance Insurance Company of
               Illinois...........................      10.00%
             Firemen's Fund Insurance Company.....       2.50%
             Underwriters Indemnity Company.......       0.75%
             Total................................      23.25%
             LIMIT: $44,175,000

             Lexington Insurance Company $5MM XS $5MM
               (Insured's Retention) - 72.75%     LIMIT:         $3,637.50
             $5,000,000 Insured's Retention       LIMIT:         $5,000.00

NOTE:  Currency in U.S. Dollars                                    June 21, 1996


              COVERAGE                            POLICY DATA                  LIMITS        PREMIUM
- --------------------------------------------------------------------------   -----------    ---------
International Traffic Bond           Washington International                $    10,000    $    200
                                     3500701
                                     12-22-94/95
Diesel Fuel Bond                     Safeco Insurance Co.                    $    15,000    $    119
                                     No. 5718908
                                     3-10-94/95


                                                      REMARKS
- -------------------------------------  -------------------------------------
International Traffic Bond             Covers obligations associated with
                                         shipping containers used in
                                         international traffic.
Diesel Fuel Bond                       Covers tax obligations associated
                                         with purchase of diesel fuel.

                            TOTAL PREMIUM $3,085,624
                             TOTAL STATE TAX $63,930
                          TOTAL STAMPING FEES $1,693
                              GRAND TOTAL $3,471,247

NOTE: 1.    Actual premium costs should be estimated as follows:

 Gross Premium    $  3,471,247
 Less                 -165,500  Loss fixed credit paid for each of three
                                  years under X. L. Europe MAXL Program
                        -6,380  Workers' Comp premium for Las Lomas
                                  Ranch & The Falls Resort
                        -7,026  Business Auto premium for Las Lomas
                  ------------    Ranch & the Falls Resort
                  $  3,292,341

      2.  The following coverages have been considered, but not carried:
          Directors & Officers Liability
          Employment Practices Liability
          Environmental Impairment Liability
      3. Losses: There have been no major losses on any of the above policies during the past 5 years.

THE EXTENT OF INSURANCE IS AT ALL TIMES GOVERNED BY THE COMPLETE TERMS AND
CONDITIONS OF THE POLICY                                          MARCH 27, 1996

TEXAS OLEFINS COMPANY/TEXAS PETROCHEMICALS CORPORATION -- SUMMARY OF INSURANCE -- PAGE 5

              COVERAGE                            POLICY DATA                  LIMITS        PREMIUM
- --------------------------------------------------------------------------   -----------    ---------
Automobile Liability                 Hartford Insurance Co.                  $ 1,000,000    $  64,142
                                     61UENKL2636
                                     6-21-95/96
Workers' Compensation                Texas Workers' Compensation Insurance   A.1,000,000    $  63,279
                                     Fund                                      Statutory
                                     TSF 11257102                               for
                                     6-21-95/96                                 Medical
                                                                                &
                                                                                Compen-
                                                                                sation
                                                                             B.
                                                                              Employers '
                                                                               Liability
                                                                             $
Fiduciary Liability                  Aetna Casualty & Surety Co.             $ 1,000,000    $   3,522
                                     71FF100873072
                                     3-8-94/95
Fidelity Coverage                    Texas Pacific                           $ 1,000,000    $   7,080
(Employee Dishonesty)                Fidelity Co.
                                     81077808
                                     6-21-95/96
Customs Bond                         Washington International                $   100,000    $     800
                                     1555670
                                     7-31-94/95


                                                      REMARKS
- -------------------------------------  -------------------------------------
Automobile Liability                   Provides liability coverage for
                                         owned, hired and non-owned
                                         vehicles.
                                         Deductible -- None.
                                         Physical Damage not provided.
                                         Occurrence, defense cost outside
                                         limits.
Workers' Compensation                  Covers job related injury or illness
                                         and lawsuits (if any) filed by
                                         employees in connection with work
                                         related accidents.
                                         Occurrence, defense cost outside
                                         limits.
Fiduciary Liability                    Covers errors and omissions committed
                                         by fiduciaries in connection with
                                         the Employee Benefits Program.
Fidelity Coverage                      Covers criminal acts against the
(Employee Dishonesty)                    insured committed by employees

Customs Bond                           Covers obligations associated with
                                         import & export duties.

THE EXTENT OF INSURANCE IS AT ALL TIMES GOVERNED BY THE COMPLETE TERMS AND CONDITIONS OF THE POLICY

TEXAS OLEFINS COMPANY/TEXAS PETROCHEMICALS CORPORATION -- SUMMARY OF INSURANCE -- PAGE 4

                             TEXAS OLEFINS COMPANY
                        TEXAS PETROCHEMICALS CORPORATION
                              SUMMARY OF INSURANCE
                                  For 1995/96

              COVERAGE                            POLICY DATA                  LIMITS        PREMIUM
- --------------------------------------------------------------------------   -----------    ---------
Property & Business Interception     Various U.S. and European Companies     $345,000,000   $1,825,000
                                     (See attached schedule)
                                     JLW2817
                                     6-21-95/96
Boiler & Machinery and Business      Reliance Insurance Co.                  $100,000,000   $ 423,437
  Interruption                       Travelers Insurance Co.
                                     Hartford Steam Boiler Insurance Co.
                                     NZC0109594
                                     6-21-95/96
Marine Cargo                         Loyds of London & Certain ILU           $ 5,000,000    $  48,070
                                     Companies
                                     MOA951089
                                     6-21-95/96
Miscellaneous Property & Business    National Union Fire Insurance Company   $17,610,500    $  39,975
  Interruption                       of Pittsburgh, PA
                                     ST260 40 05
                                     6-21-95/96


                                                      REMARKS
- -------------------------------------  -------------------------------------
Property & Business Interception       Covers direct damage to real and
                                         business personal property.
                                         Deductibles: PD & BI (Combined)
                                         $5,000,000.
                                         Premium:                 $1,825,000
                                         State Tax:               $48,166.52
                                         Stamping Fee:            $ 1,367.50
                                         Total Premium:           $1,874,535
Boiler & Machinery and Business        Covers mechanical breakdown to
  Interruption                           machinery, boilers, pressure
                                         vessels, electrical and
                                         refrigeration equipment.
                                         Deductibles:
                                         PD:                        $100,000
                                         BI:                          20-Day
                                         Wait
Marine Cargo                           Covers physical damage to cargo
                                         shipped via barge and open ocean
                                         vessel.
                                         Deductible: 1/2% of cargo value.
Miscellaneous Property & Business      Covers office buildings, ranch
  Interruption                           property, Baytown facility, tank
                                         cars on premises (belonging to
                                         others).
                                         Deductible - $5,000

THE EXTENT OF INSURANCE IS AT ALL TIMES GOVERNED BY THE COMPLETE TERMS AND CONDITIONS OF THE POLICY

TEXAS OLEFINS COMPANY/TEXAS PETROCHEMICALS CORPORATION -- SUMMARY OF INSURANCE -- PAGE 1

              COVERAGE                            POLICY DATA                  LIMITS        PREMIUM
- --------------------------------------------------------------------------   -----------    ---------
Excess Liability                     Lexington Insurance Co.                 $10,000,000    $  40,000
                                     No. 8784707
                                     6-21-95/96
Excess Liability                     X. L. Europe                            $475,000,000   $ 520,000
                                     No. XLEXS 00250
                                     6-21-95/96
                                                                                        *   $ 354,500
Charterers / Wharfingers Liability   Various London Companies                $ 1,000,000    $  35,000
                                     MOA951088
                                     6-21-95/96
Excess Liability                     Lexington Insurance Co.                 $10,000,000    $ 285,000
                                     No. 5109905
                                     6-21-95/96
Excess Liability                     Westchester Fire Insurance Company      $ 5,000,000    $  50,000
                                     XLS310179
                                     6-21-95/96
                                                      REMARKS
- -------------------------------------  -------------------------------------
Excess Liability                       Covers bodily injury and property damage
                                         to members of the public (3rd party claimants).

                                       (3rd excess liability layer)

                                       Claims Made, defense cost outside limits.
                                       Named Peril Pollution.
                                       Punitive Damages Included.

                                       Premium:        $40,000
                                       State Tax:      $1,940
                                       Stamping Fees:  $40.00
                                       Total Premium:  $41,980

Excess Liability                       Covers bodily injury and property damage
                                         to members of the public (3rd party claimants).

                                       (4th excess liability layer)

                                       (Three Year Loss Responsive
                                         Program -- MAXL)

                                         *Reflects Annual Premium after
                                         deduction of anticipated Loss Fund
                                          Credit

Charterers / Wharfingers Liability     Covers liabilities arising from
                                         ownership of dock facilities and
                                         chartering of vessels.

                                         Deductible: $10,000

                                         Occurrence, defense cost outside
                                         limits.

Excess Liability                       Covers bodily injury and property
                                         damage to members of the public
                                         (3rd party claimants).

                                         Deductible: $1,000,000 per
                                         occurrence SIR

                                         (1st excess liability layer).

                                         Claims Made, defense cost outside
                                         limits.
                                         Named Peril Pollution.
                                         Punitive Damages Includes.
                                         Premium:                   $285,000
                                         State Tax:               $13,822.50
                                         Stamping Fees:              $285.00
                                         Total Premium:             $299,108

Excess Liability                       Covers bodily injury and property
                                         damage to members of the public
                                         (3rd party claimants).

                                         (2nd excess liability layer)

                                         Claims Made, defense cost outside
                                         limits.
                                         Named Peril Pollution.
                                         Punitive Damages Included.


THE EXTENT OF INSURANCE IS AT ALL TIMES GOVERNED BY THE COMPLETE TERMS AND CONDITIONS OF THE POLICY

TEXAS OLEFINS COMPANY/TEXAS PETROCHEMICALS CORPORATION -- SUMMARY OF INSURANCE -- PAGE 2

                               SCHEDULE 8.04 (a)

                                 Existing Liens

     1. Financing Statement No. 93-137592 filed July 15, 1993 with the Texas Secretary of State in favor of South Texas Equipment Company.

     2. Financing Statement No. 93-216056 filed November 10, 1993 with the Texas Secretary of State in favor of South Texas Equipment Company.

     3. Financing Statement No. 94-039546 filed March 3, 1994 with the Texas Secretary of State in favor of Unisys Corporation.

     4. Financing Statement No. 94-096864 filed May 16, 1994 with the Texas Secretary of State in favor of Leasetec Corporation.

     5. Financing Statement No. 94-198274 filed October 10, 1994 with the Texas Secretary of State in favor of Leasetec Corporation.

     6. Financing Statement No. 902229 filed November 6, 1995 with the Harris County, Texas County Clerk in favor of Space Master Building.

                                SCHEDULE 8.05(b)

                              Existing Investments

     1. The Company owns beneficially and of record, free and clear of all Liens, the sole outstanding limited partnership interest in the Hollywood/Texas Olefins, Ltd., a Texas limited partnership ("Hollywood/Texas Olefins"), representing a 50% interest in Hollywood/Texas Olefins.

     2.  2.82% of the shares of Gulf Coast Waste Disposal Authority.


                                SCHEDULE 8.06(c)

                           Guaranties of Indebtedness

                                     None.

                                 SCHEDULE 8.12

                               Material Contracts

     1. Facilities Agreement dated August 24, 1972 among Gulf Coast Waste Disposal Authority, Air Products and Chemicals, Inc., Atlantic Richfield Company, Champion International Corporation, Crown Central Petroleum Corporation and Petro-Tex Chemical Corporation and Amendment to Facilities Agreement dated May 1, 1982.

     2. Agreement dated August 24, 1972 by and among Air Products and Chemicals, Inc., Atlantic Richfield Company, Champion International Corporation, Crown Central Petroleum Corporation and Petro-Tex Chemical Corporation.

     3. Joint venture Agreement regarding Industrial Waste Treatment Company referenced in Agreement described in 2 above.

     4. Waste Plant Agreement dated July 1, 1977 between Petro-Tex Chemical Corporation and Denka Chemical Corporation.

     5. WharfUse Agreement dated August 11, 1966 between Petro-Tex Chemical Corporation and Harris County Houston Ship Channel Navigation District and Amendment to Lease Agreement relating to same dated June 6, 1978 effective as of May 1, 1978 and Second Amendment to Lease Agreement dated April 1, 1984.

     6. Operating Agreement dated December 9, 1988 between Hollywood/Texas Olefins, Ltd. and Texas Olefins Company and Amendment No. 1 thereto dated February 12, 1989.


                                                                   EXHIBIT 10.10

                                                                         COMPANY

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "PLEDGE AGREEMENT") dated effective as of
July 1, 1996 is between TPC FINANCE CORP., a Texas corporation to be merged into TEXAS PETROCHEMICALS CORPORATION, a Texas corporation (collectively the "PLEDGOR"), to TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as agent (the "AGENT") for the benefit of the Agent and the lenders (the "LENDERS") party to the Credit Agreement (as defined below).

                             PRELIMINARY STATEMENT

     The Lenders, the Agent, ABN AMRO North America, Inc., as agent for ABN AMRO Bank N.V. and The Bank of Nova Scotia, as co-documentation agents, and the Pledgor entered into a Credit Agreement dated as of even date herewith (said Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "CREDIT AGREEMENT"), pursuant to which the Lenders agreed to make the following Loans to the Pledgor: (a) revolving credit loans of up to $40,000,000.00; (b) a term loan of up to $85,000,000.00; (c) a second term loan of up to $45,000,000.00; and (d) a third term loan of up to $10,000,000.00. All capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Credit Agreement.

     The Pledgor is the owner of 1,000 shares of capital stock of the Texas Butylene Chemical Corporation, a Texas corporation and wholly owned subsidiary of the Pledgor (the "PLEDGED SHARES") evidenced by Certificate No. 2. It is a condition precedent to the obligations of the Agent to make the Loans under the Credit Agreement that the Pledgor shall have executed and delivered this Pledge Agreement.

     NOW THEREFORE, in consideration of the premises and in order to induce the Lenders to make available to the Pledgor the Loans under the Credit Agreement the Pledgor hereby agrees as follows:

     SECTION 1. DEFINED TERMS

          (a) The term "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas; PROVIDED that if by mandatory provisions of law, the perfection or the effect or perfection or non-perfection of the security interests granted pursuant to SECTION 2 hereof, as well as all other security interests created or assigned as additional security for the Secured Obligations (as defined below in SECTION 3) pursuant to the provisions of this Pledge Agreement, in any Pledged Collateral is governed by the UCC as in effect in such other jurisdiction other than Texas, "UCC" means the UCC as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          (b) The term "Issuer" means Texas Butylene Chemical Corporation, a Texas corporation and wholly owned subsidiary of the Pledgor.

     SECTION 2. PLEDGE. The Pledgor hereby pledges to the Agent for the benefit of itself and the Lenders, and grants to the Agent for the benefit of itself and the Lenders a security interest in, the following (the "PLEDGED COLLATERAL"):

          (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (ii) all additional shares of stock of Issuer from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (iii) all proceeds of any of the foregoing.

     The inclusion of proceeds in this Pledge Agreement does not authorize the Pledgor to sell, dispose of or otherwise use the Pledged Collateral in any manner not specifically authorized hereby.

     SECTION 3. SECURITY FOR OBLIGATIONS. This Pledge Agreement secures the prompt and complete (a) payment of all obligations of the Company to the Agent and the Lenders now or hereafter existing under the Credit Agreement, the Notes and the other Loan Documents, (b) the performance and observance by the Company of all covenants and conditions contained in all of the Loan Documents, whether for principal, interest, fees, expenses or otherwise and (c) the performance and observance by the Pledgor of all covenants and conditions contained in this Pledge Agreement (all such obligations, covenants and conditions described in the foregoing clauses (a), (b), and (c) being hereinafter referred to as the "SECURED OBLIGATIONS").

     SECTION 4. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. Upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right, upon the instruction of the Majority Lenders and without notice to the Pledgor, to transfer to or to register in the name of the Agent or the Lenders or any of their respective nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in SECTION 7
(A) hereof. In addition, upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right at any such time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

                                       2

     SECTION 5. REPRESENTATIONS AND WARRANTIES. In addition to the representations and warranties of the Pledgor under the Credit Agreement, the Pledgor represents and warrants as follows:

     (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien except for Permitted Liens, if any, and Liens created in favor of the Agent.

     (c) The delivery of the Pledged Shares to the Agent and this Pledge Agreement, together with the filing of an appropriate financing statement with the Texas Secretary of State is sufficient to create a valid and perfected first priority Lien in the Pledged Collateral, subject only to Permitted Liens, if any, securing the Secured Obligations.

     (d) The Pledged Shares constitute one hundred percent (100%) of the issued and outstanding common stock of Issuer.

     SECTION 6. FURTHER ASSURANCES. The Pledgor agrees that from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that the Agent or the Majority Lenders may reasonably request as being necessary or desirable, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent or any Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. The Pledgor will furnish to the Agent from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Agent or any Lender may reasonably request, all in reasonable detail as the Agent or any Lender may reasonably request. The Pledgor agrees to deliver, upon its receipt from issuance thereof, to the Agent or any Lender any certificate or other evidence of Issuer evidencing any Pledged Shares issued after the date hereof, and such shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent or such Lender.

     SECTION 7. VOTING RIGHTS AND DIVIDENDS. (a) So long as no Event of Default shall have occurred and be continuing and the Agent has not delivered the notice specified in SECTION 7(B):

          (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Loan Documents.

          (ii) The Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral; PROVIDED, except as expressly permitted by the Credit

                                       3

     Agreement, that any and all (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, shall be, and shall be forthwith delivered to the Agent for the benefit of the Lenders to be applied against the Obligations, or, if no Obligations are outstanding, to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

          (iii) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

     (b) Upon the occurrence and during the continuance of an Event of Default, at the option of the Agent exercised in a writing sent to the Pledgor:

          (i) All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to SECTION 7(A)(I) shall cease, and the Agent shall thereupon have the sole right to exercise such voting and other consensual rights.

          (ii) All rights of the Pledgor to receive the dividends which it would otherwise be entitled to receive and retain pursuant to SECTION 7(A)(II) shall cease, and the Agent for the benefit of the Lenders shall thereupon have the sole right to receive and apply against the Obligations or, if no Obligations are outstanding, hold as Pledged Collateral such dividends and interest.

          (iii) All dividends which are received by the Pledgor contrary to the provisions of paragraph (ii) of this Section shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

     SECTION 8. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES. (a) Except as permitted in the Credit Agreement, the Pledgor shall not: (i) sell, assign (by agreement, operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Lien created by this Pledge Agreement, Permitted Liens and any other Lien in favor of the Agent.

                                       4

          (b) The Pledgor agrees that it will cause Issuer not to issue any stock or other securities (i) in substitution for the Pledged Shares, except to the Pledgor and (ii) in addition to the Pledged Shares, except in such amounts and to such holders as will maintain the percentage of ownership set forth in SECTION 5(D) hereof for the Pledgor, except as otherwise permitted by SECTION 8.02 of the Credit Agreement. Immediately upon its acquisition (directly or indirectly) of any such substitute or additional shares of stock or other securities of any Issuer, the Pledgor will execute such documentation as requested by Agent pledging, and evidencing the pledge hereunder of, such shares of stock or other securities.

     SECTION 9. AGENT APPOINTED ATTORNEY IN FACT. Effective upon the occurrence and during the continuance of an Event of Default under any Loan Document, the Pledgor hereby irrevocably appoints the Agent the Pledgor's attorney in fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, from time to time in the Agent's sole discretion to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all certificates or instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

     SECTION 10. AGENT MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Agent may itself, during the existence of an Event of Default, perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor under SECTION 11.04 of the Credit Agreement.

     SECTION 11. THE AGENT'S DUTIES. The powers conferred on the Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

     SECTION 12. REMEDIES UPON DEFAULT. If any Event of Default under the Loan Documents shall have occurred and be continuing:

                                       5

          (a) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Agent on default under the UCC (whether or not the UCC applies to the affected Pledged Collateral), and the Agent may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash or credit, and upon such other terms as may be commercially reasonable. The Pledgor agrees that at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied by the Lenders against the outstanding Obligations, and if no Obligations are outstanding, such cash may be held by the Agent upon the instruction of the Majority Lenders as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to SECTION 11.04 of the Credit Agreement) in whole or in part by the Lenders against, all or any part of the Secured Obligations in such order as each Lender shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

          (c) In connection with the sale of any Pledged Collateral, the Agent is authorized, but not obligated, to limit prospective purchasers to the extent deemed reasonably necessary or desirable by the Agent to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and any applicable state securities laws and regulations, and no sale so made in good faith by the Agent shall be deemed not to be "commercially reasonable" solely as a result of such limit of prospective purchasers.

          (d) All rights and remedies of the Agent for the benefit of itself and the Lenders expressed herein are in addition to all other rights and remedies possessed by the Agent in the Loan Documents and any other agreement or instrument relating to the obligations.

          (e) In connection with a public or private sale by the Agent pursuant to this SECTION 12 of the Pledged Collateral or any part thereof, the Agent may disclose, in accordance with SECTION 11.11 of the Credit Agreement, to prospective purchasers any and all non-public information available to the Agent which pertains to (i) Issuer of the Pledged Collateral, or (ii) the Pledgor, provided in the case of the Pledgor, such non-public information is material to said issuer, its financial condition or the Pledged Collateral.

                                       6

     SECTION 13. PRIVATE SALES; FURTHER ASSURANCES. The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all of the Pledged Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the United States Securities Act of 1933 (the "1933 ACT") and applicable state securities laws, but may instead be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale by the Agent may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that no such private sale shall, to the extent permitted by applicable law, be deemed not to be "commercially reasonable" solely as a result of such prices and other sale terms. The Agent shall not be under any obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit Issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the 1933 Act or under any applicable state securities laws, even if Issuer would agree to do so. If the Agent is able to lawfully effect a public sale without registration of the Pledged Collateral under the laws of any jurisdiction outside the United States, under the 1933 Act or under any applicable state securities laws, then the Agent may conduct such public sale of the Pledged Collateral, rather than a private sale, if the Agent would realize a higher sales price in such public sale.

     SECTION 14. AMENDMENTS. No amendment or waiver of any provision of this Pledge Agreement, nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be made in accordance with SECTION
11.01 of the Credit Agreement and signed by the Pledgor and the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 15. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be given in the manner and at the addresses of the Pledgor and the Agent as set forth in the Credit Agreement and shall become effective, as specified in the Credit Agreement.

     SECTION 16. WAIVER OF MARSHALLING. All rights of marshalling of assets of the Pledgor, including any such right with respect to the Pledged Collateral, are hereby waived by the Pledgor.

     SECTION 17. LIMITATION BY LAW. All rights, remedies and powers provided in this Pledge Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Pledge Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling from time to time and to be limited to the extent necessary so that they will not render this Pledge Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                                       7

     SECTION 18. SEPARABILITY. Should any clause, sentence, paragraph, subsection or Section of this Pledge Agreement be judicially declared to be invalid, unenforceable or void, such declaration will not have the effect of invalidating or voiding the remainder of this Pledge Agreement, and the parties hereto agree that the part or parts of this Pledge Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties hereto, and the remainder of this Pledge Agreement will have the same force and effectiveness as is such stricken part or parts had never been included herein.

     SECTION 19. NO WAIVER; REMEDIES. No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 20. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until payment in full of the Secured Obligations, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure to the benefit of the Agent for the benefit of itself and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or a portion of its interest, rights and obligations under the Notes held by it pursuant to SECTION 11.10 of the Credit Agreement. Upon the payment in full of the Secured Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied against the Secured Obligations pursuant to the terms hereof; PROVIDED, that the Pledgor shall otherwise be entitled to such return of the Pledged Collateral upon payment in full of all Secured Obligations other than those arising under
SECTION 11.05 of the Credit Agreement if the Agent is not on notice of any fact, circumstance, event or claim which reasonable construed could give rise to an obligation of the Pledgor under such Section.

     SECTION 21. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Pledge Agreement or made in writing by the Pledgor in connection herewith are true and correct in all material respect when made or deemed to be made and shall survive the execution and delivery of this Pledge Agreement until repayment of the Secured Obligations. Any investigation by the Agent shall not diminish in any respect whatsoever its rights to reply on such representations and warranties.

     SECTION 22. INTERPRETATION.

     (a) In this Pledge Agreement, unless a clear contrary intention appears:

     (i) the singular number includes the plural number and VICE VERSA;

                                       8

     (ii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Pledge Agreement as a whole and not to any particular Article, Section or other subdivision;

     (iii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Pledge Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, PROVIDED that nothing in this clause (iii) is intended to authorize any assignment not otherwise permitted by this Pledge Agreement.

     (iv) reference to any agreement, document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and reference to any notes includes any notes issued pursuant to any Loan Document in extension or renewal thereof and in substitution or replacement therefor;

     (v) unless the context indicates otherwise, reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto;

     (vi) the words "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term;

     (vii) with respect to the determination of any period of time, the word "from" means "from and including" and the word "to" means "to but excluding," and

     (viii) reference to any law means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

     (b) The Section headings herein are for convenience only and shall not affect the construction hereof.

     (c) No provision of this Pledge Agreement shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

     SECTION 23. GOVERNING LAW; TERMS. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

                                       9

     SECTION 24. INCONSISTENCIES. In the event of any irreconcilable inconsistencies between any provision of this Pledge Agreement and any provision of the Credit Agreement, the provisions of the Credit Agreement shall control.

     SECTION 25. SUBMISSION TO JURISDICTION. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, IN HARRIS COUNTY OR THE UNITED STATES FOR THE SOUTHERN DISTRICT OF TEXAS AND, BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, THE PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDINGS, THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN
SECTION 15, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGOR IN ANY OTHER JURISDICTION.

     (b) THE PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS PLEDGE AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 26. WAIVER OF JURY TRIAL. THE PLEDGOR AND AGENT HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS PLEDGE AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY, IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM OR RELATING TO ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS PLEDGE AGREEMENT, AND AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                       10

     SECTION 27. FINAL AGREEMENT OF THE PARTIES. THIS PLEDGE AGREEMENT (INCLUDING THE SCHEDULE HERETO), THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Pledgor has executed and delivered this Pledge Agreement effective as of the date first above written.

                                       7

                                          TPC FINANCE CORP.

                                          By: /s/ SUSAN O. RHENEY
                                                  ---------------
                                                  Susan O. Rheney
                                                  President

                                          TEXAS PETROCHEMICALS CORPORATION,
                                          successor by merger to TPC Finance
                                          Corp.

                                          By: /s/ CLAUDE E. MANNING
                                                  -----------------
                                                  Claude E. Manning
                                                  Vice President

                                          TEXAS COMMERCE BANK NATIONAL
                                          ASSOCIATION,
                                          as Agent

                                          By: /s/ MARY C. ARNOLD
                                                  --------------
                                                  Mary C. Arnold
                                                  Vice President

                                       11

                        IRREVOCABLE STOCK OR BOND POWER

 FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                   (SOCIAL-SECURITY OR TAXPAYER IDENTIFYING NO.)
IF STOCK            shares of the stock of
COMPLETE            represented by Certificate(s) No(s) inclusive,
THIS                registered in the name(s) of
PORTION

IF BONDS            bonds of    in the principal amount of $,
COMPLETE            No(s) inclusive,
THIS                registered in the name(s) of
PORTION

                    The undersigned does (do) hereby irrevocably constitute and appoint attorney to transfer the said stock or bonds(s), as the case may be, on the books of said Company, with full power of substitution in the premises.

                                          TPC Finance Corp.

                                          By: /s/ SUSAN O. RHENEY
- --------------------------------------------------------------------------------
                                                  Susan O. Rheney
                                                  President
- --------------------------------------------------------------------------------
(PERSON(S) EXECUTING THIS POWER SIGN(S) HERE)
                             Dated _____________________________________________
                             Signature(s) Guaranteed

                           IMPORTANT - READ CAREFULLY


The signature(s) to this Power must correspond with the name(s) as written upon the face of the certificate(s) or bond(s) in every particular without alteration or enlargement or any change whatever. Signature guarantee should be made by a member or member organization of the New York Stock Exchange, members of other Exchanges having signatures on file with transfer agent or by a commercial bank or trust company having its principal office or correspondent in the City of New York. Notary acknowledgements are not acceptable.

                 ORGANIZED UNDER THE LAWS OF THE STATE OF TEXAS

          NUMBER                                            SHARES
            2                                                1,000

                      Texas Butylene Chemical Corporation

    The Corporation is authorized to issue 5,000,000 Shares -- No Par Value

     This certifies that TEXAS PETROCHEMICAL CORPORTATION is the owner of ONE THOUSAND (1,000) fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated June 21, 1984
/s/ LA NELL COOKE                                 /s/ JOHN T. SHETLON
- -----------------                                 -------------------
La Nell Cooke                                     John T. Shelton
SECRETARY                                         PRESIDENT

     Each share of Capital Stock of Texas Butylene Chemical Corporation has a stated value of One Dollar ($1.00) per share.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM  -- as tenants in common..............  UNIF GIFT MIN ACT -- .......Custodian.... (Minor)
TEN ENT  -- as tenants by the entireties        under Uniform Gifts to Minors Act.........(State)
CT TEN   -- as joint tenants with right of
            survivorship and not as tenants in
            common

FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

- --------------------------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 ................................................................................
              PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

 ................................................................................

 ......................................................................... Shares

represented by the within Certificate and, hereby irrevocably constitutes and appoints........................................................................

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in its premises.

Dated ......................................................................

In presence of ...................................................... .